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                                                                   EXHIBIT 10.16


CONFIDENTIAL TREATMENT


                                    Agreement
            on the Realization and Utilisation of Fibre Optic Cables


                              ("LWL(1)-Agreement")


                                     between


                           Hermes Europe Railtel B.V.
                                 Drentestraat 20
                      NL-1083 HK Amsterdam, the Netherlands


                      - subsequently referred to as "HER" -


                                       and


    ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL
                                  TREATMENT##


  - subsequently referred to as ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A
                     REQUEST FOR CONFIDENTIAL TREATMENT##-

-------------------

(1) LWL=German abbr. Lichtwellenleiter=fiber optic cables


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CONFIDENTIAL TREATMENT
                                       -I-


Contents:

I. PREAMBLE......................................................................................1

II. DEFINITIONS..................................................................................2

III. PROVISIONS..................................................................................3

1.     SUBJECT MATTER OF THE AGREEMENT...........................................................3

       1.1 Performances on the side of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A
       REQUEST FOR CONFIDENTIAL TREATMENT##: ....................................................3

       1.2 Assignment of rights of use...........................................................4

       1.3 Installation of customer-specific connections.........................................5

       1.4 Exchange of information: documentation................................................5

2.     MODALITIES FOR FULFILMENT OF PERFORMANCES.................................................6

       2.1 Phase concept.........................................................................6

       2.2 Phase 1: Planning and preparation.....................................................7

       2.3 Transition from phase 1 to phase 2: constructional release............................7

       2.4 Phase 2: establishment of the partial route...........................................10

       2.5 Transition from phase 2 to phase 3: provision.........................................10

       2.6 Phase 3: attendance / maintenance.....................................................12

       2.7 Reporting, consent by HER.............................................................15

       2.8 Conditions for lease or purchase of single routes.....................................15

       2.9 Special arrangements with regard to rights of way,
       public-law approvals and cooperation with gas supply companies............................16

           2.9.1 Rights of way on private properties.............................................16

           2.9.2 Rights of way on railway properties, traffic routes and public areas;
           failure to obtain public-law approvals................................................18




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CONFIDENTIAL TREATMENT
                                      -II-


           2.9.3 Cooperation with gas supply companies...........................................19

3. HER PERFORMANCES..............................................................................20

       3.1 Principles of payment determination, definitions......................................20

           3.1.1 Principles of payment determination.............................................20

           3.1.2 Definitions.....................................................................20

       3.2 The modified cost plus procedure......................................................22

           3.2.1 Fundamentals of user fee determination according to the cost plus procedure............................................................22

           3.2.2 Contractual mean value..........................................................22

           3.2.3 Calculation value for technical costs...........................................22

           3.2.4 Compensatory rights of way and field costs......................................23

           3.2.5 Calculation value for the overall costs.........................................23

           3.2.6 Compensatory user fee pre-payment...............................................23

           3.2.7 Increase in the user fee pre-payment............................................24

           3.2.8 Annual user fee.................................................................25

       3.3 Incremental costs upon HER's request..................................................26

       3.4 Auditing right........................................................................26

       3.5 Special adjustment of user fee........................................................26

           3.5.1 Principle.......................................................................26

           3.5.2 Exceptions: existing LWL cables and cable duct routes...........................29

           3.5.3 Exceptions: co-laying for gas supply companies..................................29

           3.5.4 Operating fibres................................................................29

       3.6 Operating and administration costs....................................................30

       3.7 Adjustment of payments................................................................30

           3.7.1 Adjustment of the payment for operation and administration......................30

           3.7.2 Adjustment of the annual user fee...............................................32

4. SPECIAL PROVISIONS FOR THE PARTIAL ROUTE ##MATERIAL OMITTED AND SEPARATELY
   FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##............................................34

       4.1 Cable specifications..................................................................34

       4.2 User fee..............................................................................34




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CONFIDENTIAL TREATMENT

                                      -III-

       4.3 Liability and warranty, date of provision.............................................35

       4.4 Attendance/maintenance................................................................36

       4.5 Termination by the primary user.......................................................36

       4.6 Payment terms.........................................................................37

5. SUPPORT FOR DETERMINATION AND REALIZATION OF SYSTEM
   ENGINEERING LOCATIONS.........................................................................37

       5.1 Use of station/system engineering locations...........................................37

       5.2 Planning and handling engineering - for system engineering locations..................39

       5.3 Payment...............................................................................39

6. WARRANTY, LIABILITY, TERMINATION RIGHTS.......................................................40

       6.1 Warranty and liability................................................................40

           6.1.1 Stipulations for warranties and liability in phase 1............................40

           6.1.2 Stipulations for warranties and liability in phase 2............................41

           6.1.3 Stipulations for warranties and liability in phase 3............................43

           6.1.4 Liability regulations for support during determination of system engineering locations....................................................44

           6.1.5 Force Majeure...................................................................45

           6.1.6 Final regulations for warranties and liability..................................46

       6.2 Termination rights....................................................................46

           6.2.1 Independence of the partial routes..............................................46

           6.2.2 Termination rights in phase 1...................................................46

           6.2.3 General termination rights......................................................47

           6.2.4 Termination due to special specific facts.......................................47

           6.2.5 Consequences of termination.....................................................48

7. GENERAL STIPULATIONS..........................................................................49

       7.1 Payments..............................................................................49

           7.1.1 Turnover tax, charges...........................................................49

           7.1.2 Maturity........................................................................50

           7.1.3 Delay in payment................................................................51

           7.1.4 Invoicing.......................................................................51


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                                      -VI-

           7.1.5 Bank accounts...................................................................52

           7.1.6 Set-off, retention..............................................................53

       7.2 Term / renewal option.................................................................53

       7.3 Warranty of appropriate capitalization................................................53

       7.4 TK(2) approvals ......................................................................54

       7.5 Confidentiality.......................................................................55

       7.6 Applicable law........................................................................57

       7.7 Profitability clause..................................................................57

       7.8 Severability..........................................................................57

       7.9 Amendments/modifications..............................................................58

       7.10 Assignment to other corporations.....................................................58

       7.11 Technical expert.....................................................................59

       7.12 Arbitration clause...................................................................59

       7.13 Attribution of previous acts and representations.....................................60

       7.14 Consent of the supervisory boards....................................................60

       7.15 Agreement Schedules..................................................................61

-------------------

(2) TK = German abbr. Telekommunikation=telecommunication


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CONFIDENTIAL TREATMENT

I.     PREAMBLE

HER operates in the telecommunications market and plans to establish a Europe-wide telecommunications network. For this purpose, HER wishes to use fibre optic routes (subsequently referred to as "partial routes") along the regional and supra-regional natural gas lines of gas supply companies for their telecommunications network on a long term basis.

Along the pipelines operated by the gas supply companies, cables have been laid serving the gas supply company, i.e. the exchange of information and the telephony in connection with gas supply and remote monitoring and control of the line network. By change-over to fibre optic technology cable capacities can be extended and utilized for general telecommunications.

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, whose partners are gas supply companies, is interested in realizing partial routes along the gas lines of its partners, if applicable even by use of the lines of other gas supply companies, and in granting to HER a long-term right to use realized partial routes for offering telecommunications services. If necessary, partial routes will also be leased. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, not intending any exclusive provision of lines to merely one user, also realizes similar projects and appropriate negotiations with other telecommunications companies.

The routes desired by HER should be provided by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, if possible. The parties are aware of the fact that this means an extreme time pressure for the projects and that thus, special proceedings will be necessary. For that reason the parties concluded still prior to conclusion of the LWL agreement on April 24, 1997 an "agreement about route line planning" (subsequently referred to as "planning agreement") on the basis of which ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## has already started preparatory works.

The parties consent that the contract is to be executed in three phases, which are described in more detail under No. 2 of the following agreement. For each of these phases special regulations according to the actualities of the phase will apply, namely with regard to warranty, liability and termination rights. In particular, it is intended to eliminate for a considerable part any imponderability in the course of the planning works in phase 1 connected with the establishment of partial routes which, among others,

CONFIDENTIAL TREATMENT
result from necessary third party approvals, authority consents, natural influences, etc..

HER and ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## plan a long-term cooperation which is meant to exceed the routes referred to in this contract.

Therefore, HER and ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## conclude the following agreement, explicitly including the statements contained in the above preamble into the contents of this agreement:

II.    DEFINITIONS

In this agreement and the schedules hereto words and expressions shall have the meanings ascribed to them below:

1. "FIBRE OPTIC ROUTE" (subsequently referred to as "LWL ROUTE") is the route in a geographical sense on which a fibre optic cable is or shall be laid.

2. "FIBRE OPTIC CABLE" (subsequently referred to as "LWL CABLE") is a cable of optical waveguide fibres ("LWL FIBRES"); "OPTICAL WAVEGUIDE CABLE INSTALLATIONS" (subsequently referred to as "LWL CABLE INSTALLATIONS") are those jointly laid cable ducts, LWL cables including assembly accessories (e.g. coupling sleeves), and construction installations up to the patch field.

3. "SYSTEM ENGINEERING LOCATIONS" are locations for installations with transmission installations (e.g. regenerators) along the LWL route including all pertinent facilities and infrastructural installations.

4. "PARTIAL ROUTES" are determined in the LWL agreement with their starting and end points as well as the route course, and contain the LWL fibre connections including the necessary components of the LWL cable installations. The partial routes are listed in SCHEDULE 2 and are thus subject matter of the agreement.




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CONFIDENTIAL TREATMENT

5.     A "SECTION" is a part of a partial route.

6.     The "TOTAL NETWORK" is the entity of all partial routes.


III.   PROVISIONS


1.     SUBJECT MATTER OF THE AGREEMENT

1.1 PERFORMANCES ON THE SIDE OF ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##:

1. The contractual performance on the side of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## is the granting of a possibility to use the partial routes listed in Schedules 1 and 2 for the purpose of telecommunications which ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## plans and establishes for the purpose of marketing to telecommunications service providers as well as for the purpose of operating gas supply companies, as described in the agreement. For the term of the partial routes' use ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## has to take care of the maintenance, especially maintenance within the scope determined in Schedule 3.

2. The LWL cables to be laid by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## on the routes desired by HER will in general be laid in the shelter belts, parallel to the natural gas lines of the gas supply companies. Partially, these are partners of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.

3.     The special routes and the partitioning into partial routes are shown in
       SCHEDULE 1 (general map) and SCHEDULE 2 (listing of partial routes). In case of inconsistencies between the map (Schedule 1) and the listing of partial routes (Schedule 2), the listing of partial routes (Schedule 2) will prevail. The technical specifications and the performance data of the partial routes result from SCHEDULE 3 (technical conditions). ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## LWL cable installations will end at the appropriate transition points or the passive branching points ("TRANSITION POINTS") according to Schedule 3.
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CONFIDENTIAL TREATMENT

4. When establishing new LWL cables, a separate cable will be laid for HER in which besides HER only those gas supply companies will have a right of use for altogether ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## LWL fibres, whose lines are to be used. Due to this right, the gas supply companies will only be entitled to use the fibres for gas business operating purposes and not for telecommunications services (transmission of speech and data in the sense of the telecommunications law ("TKG"(3)) beyond gas business operations; in this regard, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will grant fractional ownership in the LWL cable installations to the gas supply companies. With regard to this exclusive use of those LWL fibres allocated to the gas supply companies for the purposes of the gas business, the regulations on the supplementary marketing of new routes under No. 3.5.1 do not apply.

5. Should it turn out, in case of intended use of existing installations by lease or purchase, that the installation in question does not comply with the specifications shown in Schedule 3, the following will apply: HER will decide whether they want to use the cable in question; should HER decide not to use it, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will not be obliged to provide the section in question. In this case, the parties will agree upon a procedure for completion of the partial route. Should no agreement be achieved, each party will be entitled to give a 30 days notice of termination with regard to the appropriate partial route. HER, however, will be free to maintain this contract with regard to those sections of the partial route, where the impediments in this clause referred to. The legal consequences of the termination are determined under No. 6.2.5., clauses 1 - 4.

1.2    ASSIGNMENT OF RIGHTS OF USE

1. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## grants to HER a right for free and unlimited use for telecommunications purposes of the LWL fibres provided to HER within the scope of this agreement. Not included in this right is the granting of blank LWL fibres ("DARK FIBRE") by HER to third parties; such use requires ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## consent. The consent will in any case be granted if in total a maximum of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## fibres will be left to third parties. As for the rest, Section 549 clause 1 sentence 2 BGB(4) will be contracted out.

---------------

(3) TKG = German abbr. Telekommunikationsgesetz=telecommunications law
(4) BGB = German abbr. Burgerliches Gesetzbuch = German Civil Code

CONFIDENTIAL TREATMENT

2. Any property of and ownership in partial routes, completed or partially completed, will remain with ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, including the planning results; or, in case of the partial routes being leased, with the appropriate gas supply company. This will equally apply in case of a possible termination for partial routes.

3.     The functional sovereignty in the sense of the TKG is with HER.


1.3    INSTALLATION OF CUSTOMER-SPECIFIC CONNECTIONS

1. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will establish the branching points (branch sleeves) and cable constructions to be considered for installation according to HER specifications.

2. In case of a later addition of exit points through HER, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will perform the connecting work in return for reimbursement of all incurring costs by HER.


1.4    EXCHANGE OF INFORMATION: DOCUMENTATION

1. Exclusively for the purpose of project performance, the parties will mutually provide information and documents necessary for further project planning and realization.

2. For every partial route provided, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will hand over to HER a line documentation on the scale 1:25,000. For interconnection points and passive branches the maps will be handed over on the scale 1:1,000 or 1:2,000. These documentations will be handed over to HER latest 16 weeks after having provided a partial route. In addition, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will provide HER with the documents on the scale 1:25,000, mentioned in this clause also in electronic form, in a common format on a disc. If applicable, HER will in addition also receive detailed documents in return for reimbursement of costs, to be exclusively used in connection with the project.




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CONFIDENTIAL TREATMENT

2.     MODALITIES FOR FULFILMENT OF PERFORMANCES

2.1    PHASE CONCEPT

1.     The project is divided into three phases.

       a) Part of the first phase are planning engineering, purchase and enforcement of the rights of way, obtaining of public-law approvals, negotiations about the support and, if necessary, about the purchase or the lease of existing installations with the gas supply companies as well as all other planning and preparatory actions to be performed in an expert manner by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## ("PHASE 1"). The chronological order of planning and preparatory actions is described in the milestone schedule, Schedule 4, No. 1. to 34.

       b) Part of the second phase are the provision of materials for the cable installation, giving of building orders, their execution and monitoring as well as provision of the partial routes by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## ("PHASE 2"). The chronological order of the executional actions is described in the milestone schedule, Schedule 4, No. 36 to 49 and No. 67 to 74.

       c) Part of the third phase is that ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## leaves the LWL fibres to HER for use, furthermore, the attendance of the partial routes provided as well as, in particular, their maintenance by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## ("PHASE 2").

       Further details of the phase concept, including a more detailed description of the actions according to the individual phases by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, are determined in the following clauses No. 2.2 to 2.6.

2. The contractual partial routes and / or the individual sections of partial routes may differingly be in either phase 1 or phase 2. Phase 3 only refers to whole partial routes.

CONFIDENTIAL TREATMENT

2.2    PHASE 1: PLANNING AND PREPARATION

1. In this phase, the imponderabilities resulting from the influence of third parties in connection with purchase and / or enforcement of rights of way or obtaining of public-law approvals as well as the impacts of time pressure with regard to contract implementation - certain activities such as investigations with regard to nature conservation laws or wood felling can only be performed in certain seasons - will have a special impact. As far as ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will execute these works in phase 1, the parties use HER's position in self-executing projects as a basis with regard to the take-over of the risks connected with the works in this phase - especially with regard to time schedules and terminations. This is taken into account by the regulations of this agreement regarding warranty, liability and termination rights, in particular the regulations under No. 2.9 and the regulations under No. 6 referring to phase 1.

2. For the execution of phases 1 and 2 regarding all contractual partial routes, the parties proceed from the milestone schedule enclosed as
       SCHEDULE 4 ("MILESTONE SCHEDULE"). In this schedule, significant basic points / fractions of the contract execution in the phases 1 and 2 are defined ("MILESTONES") and provided with the projected dates ("TARGET DATES"). The milestone schedule first of all only serves for joint schedule follow-up with regard to those partial routes or sections where still phase 1 works are to be performed. If and in so far as in partial routes or sections phase 2 works will be started after completion of phase 1 works, the milestone schedule - adjusted according to No 2.3 if applicable - will be binding.

2.3    TRANSITION FROM PHASE 1 TO PHASE 2: CONSTRUCTIONAL RELEASE

1. In case that all phase 1 planning and preparatory activities with regard to a partial route are completed on the target date projected in the milestone schedule, phase 2 will start for that appropriate partial route. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will forthwith start with the technical and constructional route establishment. With beginning of phase 2, the target dates determined in the milestone schedule for provision - defined as establishment weeks or days beginning with completion of phase 1 - will be binding subject to the regulation stated under the following No. 2.3.4.




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CONFIDENTIAL TREATMENT

2. In case that all phase 1 planning and preparatory activities of a partial route will be completed on a date later than the target date projected in the milestone schedule, phase 2 works will be started on this partial route. The milestone schedule, however, will be adjusted, if applicable, according to clause 4. The adjusted milestone schedule will thereafter be binding for phase 2 works. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will forthwith start all technical and constructional route establishments.

3. If and as soon as it can be foreseen that, for a partial route, phase 1 cannot be fully completed on the date determined in the milestone schedule, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will inform HER about this fact.

       If immediate start of phase 2 works in individual sections of this partial route with regard to meeting the provision date is deemed to be sensible, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will suggest to HER to start phase 2 works in these sections of the partial route.

       Between ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## and HER there is unanimity that, upon completion of phase 1 works for one section of at least 50 km, phase 2 will automatically be started for this section. Thus, the target dates determined in the milestone schedule - defined as establishment weeks or days - beginning with completion of phase 1 for provision of this section will be binding subject to the regulation under the following No. 2.3.4. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will inform HER accordingly. As far as phase 1 will be completed in adjacent sections, phase 2 will also be automatically started for these sections implying the legal consequences described above; ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will inform HER accordingly.

       Something else will only apply if ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, for particular reasons, finds this inappropriate, if ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## informs HER about that by mentioning the reasons and if HER agrees to waiting within the scope suggested by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##. Should HER refuse to agree, phase 2 will be started for the appropriate section upon receipt of an appropriate notice from HER at ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.

       As soon as the phase 2 works on individual sections of a partial route have been started, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will, within the scope of the projected technical capacities, extend the building works

CONFIDENTIAL TREATMENT
                                       -9-

       to other sections of this partial route on which phase 1 has not yet been finished, if this is advantageous in particular with regard to meeting the provision date. With regard to the liability for the works in these other sections, No. 6.1.1 as well as in addition 6.1.2 d) will apply.

4. Prior to the start of phase 2 works in a partial route or a section, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will check whether the original target dates determined in
       Schedule 4 can be met. The establishment period determined, beginning with end of phase 1 in the milestone schedule in weeks or days, will on principle remain unaffected hereof.. Should it turn out, however, upon completion of phase 1 that due to external influences beyond the control of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## or their vicarious agents, which even in case of expert-wise technical proceeding could not have been foreseen, such as route displacement due to unobtained authority approvals, authority orders or conditions, unforeseeable technical difficulties etc., special measures become necessary, the schedule will be adjusted to the thus resulting extent. This is, however, only applicable if due to the described external influences, the necessary additional time exceeds one week.

       Should the parties not achieve any agreement about the adjustment of the milestone schedule according to No. 7.11 as described in the clause above, an independent expert will take the decision. The same is applicable for dissents about the question of the duration of an appropriate adjustment of the schedule. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will continue the works, regardless of any possible dissents about the adjustment of the milestone schedule.

5. In case that only individual sections of a partial route have proceeded to phase 2, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will still be obliged to provide the remaining sections of this partial route as soon as possible. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## is entitled to execute phase 2 works in these sections at any time.

6. The parties will immediately perform or grant in writing all notices or consents mentioned in this No. 2.3, latest within 3 working days.

CONFIDENTIAL TREATMENT

       The same is applicable for any information about the fact that any consent will not be granted.

2.4    PHASE 2: ESTABLISHMENT OF THE PARTIAL ROUTE

1. The establishment of partial routes will be effected by new establishment and / or lease of partial routes and / or acquisition of ownership of existing installations.

2. As far as ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## has to newly establish partial routes or sections, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will perform or have performed all constructional and technical measures in phase 2 that are necessary to provide a partial route to HER on the provision date, complying with the specifications determined in Schedule 3 of this agreement.

       As far as the provision of the partial routes has to be effected by purchase or lease of existing partial routes or sections, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will conduct the appropriate negotiations. For these cases, the specifications according to Schedule 3 will not be binding.

       ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will strive for meeting the specifications, if possible. According to No. 1.1.5., HER will decide about the conclusion of appropriate lease or purchase contracts.

3. With regard to warranty, liability and termination, No. 6.1.2 and 6.2.4 will be applicable for phase 2 works.

2.5    TRANSITION FROM PHASE 2 TO PHASE 3: PROVISION

1. Upon completion of the partial route, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will perform a provision measuring and leave the partial route to HER for use (provision).

2. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will notice HER at least on week in advance about when the provision measuring will be performed. HER is entitled to participate in this provision measuring. The technical scope and the technical procedures are determined in the technical conditions (Schedule 3). Upon completion of the provision measurings, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will hand over to HER copies of the measuring protocols, on a disc, too.

CONFIDENTIAL TREATMENT

       The partial route is provided according to the agreement if the specifications according to the technical conditions (Schedule 3) are met and ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## proves this to HER by handing over appropriate verifications. Thereupon, HER is entitled to perform own measurings at the LWL cables.

       Should HER note that the partial route does not meet the specification, HER will inform ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## about this fact within 10 days after the above mentioned verifications having been handed over. Should the partial route not meet the specification and provided that HER has given notice to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## on time, the partial route is deemed not to have been provided.

       In any other case, the legal consequences of provisions will occur on the 11th day after having handed over the verifications.

       As provision date according to No. 3.2.7.3 and No. 6.1.2 shall be deemed the day of the provision measuring.

3. The above mentioned regulations will apply accordingly for a technically faulty partial route at the time of provision as long as the technical defaults are so insignificant that all LWL fibres stand at disposal and the transmission characteristics only differ so insignificantly from the specification that the operational use of the partial route is still possible.

4. Should the partial route not comply with the specifications, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## is forthwith obliged to create operational readiness of the partial route according to the specifications. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will give notice to HER about the completion of the default elimination; then, the procedure for provision, as described above, shall be repeated.

       Should the elimination of the default not be achieved within an appropriate delay and should the elimination of the default fail, in spite of a period of grace of at least 4 weeks having been granted, HER will be entitled to terminate this partial route. The termination consequences result from No. 6.2.5.. Any compensation and warranty claims for HER with ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## do not exist, except for the contractual penalties provided for in No. 6.1.2.

       ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## already now assigns possible claims with subcontractors to HER. HER accepts this assignment.

CONFIDENTIAL TREATMENT

5. Should it not be possible to perform the procedure according to the technical conditions (Schedule 3) because the appropriate system engineering locations do not stand at disposal, and provided that no case in the sense of No. 6.2.4 is present, HER will pay for the thus incurring additional routing costs. In this case, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## can request a payment on account for the route costs incurred up to that date. Should, after expiry of another 90 days, the appropriate system engineering locations still not stand at disposal, No. 6.2.4. will apply.

2.6    PHASE 3: ATTENDANCE / MAINTENANCE

1. The contractual period of use for each partial route is always ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##and starts with provision of the partial route in the sense of No. 2.5. Any delayed provision, compared to the target date determined in the milestone schedule, does not change the appropriate period of use of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##after provision.

2. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## attendance and maintenance performances result from Schedule
       3. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will render these performances beginning with provision of the first partial route.

3. Within the scope of maintenance and repair due to gas activities and / or due to displacements becoming necessary (road construction, etc.) the necessary planned times of closing down or turning off the LWL fibres are admissible within the scope of the contractual use. The planning and adjustment procedure for planned works is determined in Schedule 3 (technical conditions).

4.     In case of interruptions of partial routes, the following will apply:

       a) Is the admissible outage time of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## h/100 km/a - commercially rounded to full hours - exceeded due to malfunctions, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will pay a contractual penalty to HER, regardless of who is responsible for the malfunction (lumb sum warranty of the network availability). For the determination of the amount, all outage times due to malfunctions (i.e. unplanned outage times) in the whole network as well as the route length of the whole network will be taken into consideration.

       The contractual penalty will be determined as follows:

CONFIDENTIAL TREATMENT
                                      -13-

           The user fee pre-payment for the whole network resulting from No. 3.2.6., i.e. the sum of the user fee payments for all partial routes, will be multiplied with a factor of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## % and divided by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## h; the result is the fictitious user fee per hour.

           Per hour of exceeded time, the contractual penalty is ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##-fold the fictitious user fee per hour. The exceeded time is calculated to minutes in this regard. The contractual penalty is limited to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## hours of exceeding time per 100 km route length of the whole network, with regard to the amount.

           For the determination of the outage hours, the different numbers of LWL fibres of the cables affected by the outages are taken into account, converted to cables with ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## LWL fibres used by HER; should the cable have more than ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## LWL fibres used by HER, the real outage time per outage is reduced to calculatory ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## minutes per LWL fibre with over ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## LWL fibres used by HER. In case that the connection has got a length of more than 60 km between the system engineering locations, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## additional hour per outage will be deducted. For the determination of outage hours, major damages or a possible loss of partial routes or the network will not be taken into consideration; for these cases, the regulation of No.
           2.6.4 e) will apply.

           The determination and payment of the contractual penalty will be performed every two years, the outage times due to malfunctions of the two recent years being added and the route length of the network being twice considered. For the calculation of the fictitious user fee, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## the value of the user fee pre-payment is taken as a basis. In case of an extension of the whole network by means of later contracts, the new partial routes and their outage times due to malfunctions will be calculated on a pro rata basis. If the whole network finally has got a length of more than ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## km upon completion of the appropriate two-year rotation, there will be a switch-over to annual calculation of the contractual penalty. Schedule 5 contains a calculation example.

CONFIDENTIAL TREATMENT
                                      -14-

       b) If the admissible inteference times (definition compare Schedule 3) are exceeded, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## pays a contractual penalty according to the following table - unless ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## proves that it is not ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## or their vicarious agents' fault; already a slight negligence is deemed to be a fault. The contractual penalty is payable in addition to a possibly payable contractual penalty according to No. 2.6.4 a).



-----------------------------------------------------------------------------------------------------------------
    Exceeding of the admissible interference time of               Contractual penalty in DM per hour:
##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST
              FOR CONFIDENTIAL TREATMENT##
-----------------------------------------------------------------------------------------------------------------
 for the first ##MATERIAL OMITTED AND SEPARATELY FILED       ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A
      UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##                REQUEST FOR CONFIDENTIAL TREATMENT##
-----------------------------------------------------------------------------------------------------------------
for the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A      ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A
         REQUEST FOR CONFIDENTIAL TREATMENT##:                    REQUEST FOR CONFIDENTIAL TREATMENT##
-----------------------------------------------------------------------------------------------------------------
for the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A      ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A
         REQUEST FOR CONFIDENTIAL TREATMENT##:                    REQUEST FOR CONFIDENTIAL TREATMENT##
-----------------------------------------------------------------------------------------------------------------


           In case that the cable in question has got more than ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## LWL fibres used by HER, the admissible interference time per interruption is increased by

CONFIDENTIAL TREATMENT

           ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## minutes per LWL fibre with more than ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## LWL fibres used by HER. In case that the connection in question between the system engineering locations has got a length of more than ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## km, the admissible interference time is increased by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.

           Schedule 5 shows a calculation example.

           The regulation of this No. 2.6.4. b) is not applicable for major damages or loss. For these cases, No. 2.6.4. d) and e) will apply.

       c) In case that an operational interruption has been caused by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## or their vicarious agents by intent or by negligence (regardless of the degree of negligence), ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will pay, in addition to the contractual penalties according to No. 2.6.4 b), a contractual penalty amount of DM ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.

       d) In case that an operational interruption has been caused by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## or their vicarious agents by gross negligence, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will pay an additional contractual penalty amount of DM ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## to HER. A verification of any actual damage by HER is not necessary.

CONFIDENTIAL TREATMENT

       e) A major damage or loss is existing in the sense of this agreement if the operational interruption cannot be remedied within 48 hours by use of all reasonable technical possibilities. In this case, HER is exempted from the obligation to pay the user fee for the period of the interruption caused by the major damage. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will immediately restore the partial route in question, also in case of a major damage.

5. The regulations agreed upon in the above clause No. 2.6.4 are final for the cases regulated there. No further claims, particularly no claims for damages, user fee reductions or termination rights may be claimed in addition to the legal consequences.

2.7.   REPORTING, CONSENT BY HER

1. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## and HER will nominate for phase 1, phase 2 and phase 3 one responsible contact partner each.

2. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will report to HER on a regular basis about the project processes according to date and cost threshold data (time schedules and costs). HER shall be informed about which costs have been approved by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## .

3. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will inform HER if it is necessary to deviate from the procedures described in this agreement, e.g. with regard to giving orders to subcontractors or to regulation of questions concerning rights of way. The parties of this agreement will agree how to proceed in these cases.

2.8    CONDITIONS FOR LEASE OR PURCHASE OF SINGLE ROUTES

Should a lease or purchase be necessary or sensible, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will achieve special agreements with HER about specification and legal-economic conditions of lease or purchase. The sections for which this is applicable are marked in
Schedule 2.

CONFIDENTIAL TREATMENT

2.9 SPECIAL ARRANGEMENTS WITH REGARD TO RIGHTS OF WAY, PUBLIC-LAW APPROVALS AND COOPERATION WITH GAS SUPPLY COMPANIES


2.9.1  RIGHTS OF WAY ON PRIVATE PROPERTIES

1. HER acknowledges that neither ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## nor the gas supply companies currently have contractually negotiated agreements with the property owners about the use of the properties required for realization of partial routes for general telecommunications.

2. For their existing natural gas lines, the gas supply companies have limited personal servitudes and / or mandatory permission contracts according to which they are entitled to lay and operate long range gas lines with cables and accessories. It cannot be excluded that, with regard to individual sections, this authorization does not exist or does not fully exist or cannot be verified or obtained. This is equally applicable with regard to the gas supply companies having a holding in ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.

3. Should, due to existing and provable rights, the application of Section 57 clause 1 Nr. 1 TKG be qualified ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will strive for a rapid equalization with the property owners, for compensation of all claims according to Section 57 clause 2 TKG. As far as Section 57 TKG may not be applied, the rights of way for telecommunications should primarily be obtained by means of security interests. Alternatively, if no security interests can be obtained from the property owners, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall use its best efforts to negotiate mandatory permission contracts with the property owners, for use of the properties for general telecommunications. Holders of rights may be those gas supply companies whose routes are used and who assign their legal position to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## for execution.

4. For equalization payments in connection with the toleration of laying the lines, the framework agreements concluded between the appropriate authorized farmer associations and the other property owner associations and the gas supply companies will prevail. Schedule 7 contains a description of the procedure as well as, in form of an example, such a framework agreement the threshold data of which are followed by the other framework agreements, too.

CONFIDENTIAL TREATMENT

       With regard to crossing routes of the Deutsche Bahn AG, the gas supply companies, being partners of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, have come to a special agreement with the Deutsche Bahn AG. A copy of this agreement is enclosed to Schedule 7.

       These agreements are binding for realization of the partial routes.

5. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will inform HER about the legal and commercial arrangement with regard to the basic questions of obtaining rights of way within and outside the TKG.

       The proceeding and the engineering performances in connection with obtaining the rights of way and the execution of compensation payments, are described in Schedule 7 together with orientating values for the costs. In so far, only a service is owed; should further activities become necessary for obtaining and enforcement of rights of way in addition to those described in Schedule 7, these will be induced by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##. Costs caused by these activities will be added to the costs for rights of way and the field compensations. Should it be foreseeable that the fixed orientating values will be exceeded due to this, such measures require HER's consent.

6. Should it be foreseeable in the course of execution, that a proceeding according to Section 57 TKG is not possible due to lacking preconditions or lacking practical enforceability as expected, in the predominant number of cases any further proceedings have to be adjusted accordingly. The same is applicable if difficulties occur with obtaining rights of ways outside the TKG. In any case, where difficulties occur with the execution according to Section 57 TKG or with obtaining the rights of way outside the TKG which can result in exceeding the provision date or in the impossibility with regard to the provision of the appropriate partial route, the contract partner will discuss how to execute the contract as quickly as possible.

7. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## is not obliged to exceed the payments for obtaining rights of way projected in the framework agreements with the farmer associations. HER may thus not require such additional payments from ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.

CONFIDENTIAL TREATMENT

8. The risk of non-obtainability or non-enforceability of rights of way and punctuality is exclusively with HER for the reasons described in the negotiations as well as in No. 2.2. Any liability for ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## and their vicarious agents in connection with rights of way will be excluded subject to the subsequent regulations, unless any intent on the side of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## is present. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will, however, take its best endeavours to agree liability regulations with the vicarious agents in charge of providing local rights of way, as are usual in the line of business - except for the gas supply companies and any companies affiliated to them. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will assign any thus resulting claims for damages to HER.

9. HER's right to terminate partial routes at any time until constructional release according to No. 6.2.2. remains unaffected. For ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, the regulation determined under No. 6.2.4 will apply.

2.9.2  RIGHTS OF WAY ON RAILWAY PROPERTIES, TRAFFIC ROUTES AND PUBLIC AREAS:
       FAILURE TO OBTAIN PUBLIC-LAW APPROVALS

1. With regard to possibly required public-law approvals and arrangements, No. 2.9.1 will apply accordingly.

2. Public-law approvals in this sense are in particular those approvals or arrangements or contracts for use (e.g. contracts with the building charges promoters for the use of roads that become necessary)

       - in connection with crossing of traffic paths and layings along or in traffic paths
       - in connection with crossing of waterways or the establishment of installations in or at waters
       - for works in flooding-prone areas
       - for works which could have an impact on water economy
       - in connection with crossing of railway tracks

CONFIDENTIAL TREATMENT

       - in connection with the Federal Law for Nature Conservation and the laws for nature and landscape conservation of the Lander, the building laws or -if applicable- the laws concerning regional planning.

3. If it is expedient or necessary for time schedule or other reasons with regard to the use of public (dedicated or so-called fiscal ) areas free of any user fee, that the appropriate approval for use on behalf of HER is obtained, HER will give the appropriate authority to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## or their authorized agent. Internally, HER and ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will treat each other as if the approval had been granted to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##. The granting of approvals to HER does not affect in any way ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## property rights.

2.9.3  COOPERATION WITH GAS SUPPLY COMPANIES

1. For provision of the network inquired by HER, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## needs the cooperation of additional gas supply companies. These have to consent in the use of their lines for laying of cable ducts and LWL cable installations; furthermore, their active cooperation is required in the form that they, for example, shall transfer rights of way for execution, provide documentations for network realization, etc.

2. The gas supply companies needed for the inquired network are partially ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## partners; furthermore, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## aims at securing the required support by means of contractual agreements with the appropriate gas supply companies. These obligations can only be achieved after this LWL contract being present.

3. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will endeavour to achieve the contractual agreements with regard to cooperation of the gas supply companies to the required extent. However, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will not be answerable to the success of these efforts. This is different with regard to the contractual agreements concerning cooperation of those gas supply companies being ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## partners. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## ensures that these agreements with the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## partners have already been bindingly concluded and that they have assured their consent for the use of the lines as well as their supporting performances to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## by means of contracts.

CONFIDENTIAL TREATMENT

3.     HER PERFORMANCES

3.1    PRINCIPLES OF PAYMENT DETERMINATION, DEFINITIONS

3.1.1  PRINCIPLES OF PAYMENT DETERMINATION

The payment to be paid by HER for use of the LWL cables comprises a user fee pre-payment as well as an annual user fee and is calculated according to the regulations subsequently described. The allocation to user fee pre-payments and annual user fee payments will be subsequently described. Cost elements and calculation examples are shown in SCHEDULE 5.

For determination of the user fee for partial routes and sections for which HER is the initial user (see Schedule 2), the modified cost plus procedure subsequently described, applies. According to that, the user fee is on principal calculated by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## on the basis of the costs incurring for route planning and realization as long as these costs are not exempted from the calculation of the user fee (user fee pre-payment and annual user fee) as payments to be directly borne by HER due to this contract. Within the limits of the modified cost plus procedure the user fee pre-payments and the annual user fee result from the basis of a multiplication of certain factors with the amount of the subsequently described costs. "Modified" is the cost plus procedure because, for some items which are subsequently described in detail ("TECHNICAL COSTS" compare No. 3.1.2), actually occurring deviations from the costs projected on the date of the contract in project execution, will be shared between the parties according to certain rules; this too, is described in detail under the subsequent sub-clauses.

For partial routes and sections for which HER is second user, special conditions apply (compare No. 4). In Schedule 2 it is determined for which partial routes and sections HER is initial or second user. Special regulations also apply for those partial routes and sections which are to be leased (compare No. 2.8).

CONFIDENTIAL TREATMENT

3.1.2  DEFINITIONS

1. For determination of the costs relevant for the user fee, technical costs, costs for rights of way and field compensation as well as fixed costs will be taken into account.

       Among those are,

       a)  "TECHNICAL COSTS", the costs (Schedule 5, Part I) for

       - Cables, 30 + 6 fibres, including assembly, assembly materials and sealing ends,

       -   Cable ducts and (pertaining) materials,

       - Civil and underground engineering, including special buildings, drainage repairs and reserves for drainage repairs,

       -   Crossing approvals (charges for technical and administrative tests),

       - Engineering for technical planning, supervision monitoring of works except for the engineering for provision of rights of way and the Central Project Management of the General Engineering Contractor.

       b) "FIXED COSTS" are the costs for the pre-planning, project management, documentation taken over by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## as well as the costs for the Central Project Management of the General Engineering Contractor.

       c) "COSTS FOR RIGHTS OF WAY AND FIELD COMPENSATION COSTS", the equalization payments to property owners, servitude compensations and similar payments, charges for use and administration, special compensations, charges, expenses, engineering performances for the projected obtaining and enforcement of rights of way and other costs for provision of rights of way and rights of way (Schedule 5, Part
           II) as well as costs for field compensations and nature conservation measures as well as the procedures required in this regard.

CONFIDENTIAL TREATMENT

2. In general, only those costs will be taken into account for the determination of the user fee that have actually incurred. The obligation to produce proves is with ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## (compare No. 3.4), except for the agreed fixed costs. The "ACTUAL TOTAL COSTS" are the sum of the actual technical costs, the costs for rights of way and field compensation as well as the fixed costs.

3.2    THE MODIFIED COST PLUS PROCEDURE

3.2.1  FUNDAMENTALS OF USER FEE DETERMINATION ACCORDING TO THE COST PLUS
       PROCEDURE.

       The user fee consists of a user fee pre-payment and an annual user fee. These are determined on the basis of the technical costs, the costs for rights of way and field compensation as well as the fixed costs according to the procedure subsequently described.

3.2.2  CONTRACTUAL MEAN VALUE

       In Schedule 6 a "CONTRACTUAL MEAN VALUE" is determined for every partial route per meter partial route length for the technical costs. This value corresponds with the technical costs expected by the contract partners, referring to the partial route lengths expected by the contract partners.

       Should, due to difficulties with obtaining and enforcement of rights of way and public-law approvals, diverted routes, route length, increases or decreases become necessary, the contractual mean values will be adjusted by adding or deducting the projected additional or reduced costs to or from the projected technical costs and by dividing the result by the new expected partial route length.

3.2.2  CALCULATION VALUE FOR TECHNICAL COSTS

       The "CALCULATION VALUE FOR TECHNICAL COSTS" to be taken into account for determination of the user fee, is determined as follows:

CONFIDENTIAL TREATMENT

1. After provision, the actual technical costs for every partial route will be determined by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.

       The drainage repairs are to be considered for the determination of the actual technical costs with the amount of the reserves described in
       Schedule 6. Latest 2 years after provision of a partial route, a re-determination shall be performed by means of the actual costs for drainage repairs in the appropriate partial route and - if applicable - a retroactive correction shall take place. Later incurring drainage repair costs will no longer be included into the actual technical costs.

2. After provision, the contractual mean value is multiplied with the actual length of the partial route for every partial route. The result forms the "CONTRACTUAL VALUE". The actual length results from the actual length of the cable ducts.

3. The calculation value of the technical costs corresponds with the actual technical costs, however, it may not be higher than the contractual value.

3.2.4  COMPENSATORY RIGHTS OF WAY AND FIELD COSTS

       For every partial route, the actual rights of way and field compensation costs will be determined by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.

3.2.5  CALCULATION VALUE OF THE OVERALL COSTS

       The "CALCULATION VALUE OF THE OVERALL COSTS" for every partial route is the sum of the calculation value for the technical costs, the fixed costs according to Schedule 6 and the actual costs for rights of way and field compensation.

3.2.6  COMPENSATORY USER FEE PRE-PAYMENT

1. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##% of the calculation value for the overall costs will be paid by HER as a user fee pre-payment.

2. In case that more than ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## overall length of all partial routes are provided within the limit of the modified cost plus procedure, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##% of the calculation value for the overall costs will be paid by HER as a user fee pre-payment.

CONFIDENTIAL TREATMENT

3. In case that the preconditions for the reduction of the user fee pre-payment according to the above clause with regard to the overall length of the partial routes to be provided within the limits of the modified cost plus procedure, will only be fulfilled at a later point in time, the user fee pre-payment at the time of provision of the additionally provided partial routes will be reduced also for the previously provided partial routes, provided that the additionally provided partial routes have been made subject matter of the contract latest by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##. The reimbursement of possibly overpaid amounts will be effected by means of offset against the user fee payments.

3.2.7. INCREASE IN THE USER FEE PRE-PAYMENT

1. Should the actual technical costs exceed the contractual value, the user fee pre-payment will be increased according to No. 3.2.6 by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##% of the differential amount.

2. Should the actual technical costs be of less value than the contractual value, the user fee pre-payment will be increased according to No. 3.2.6 by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##% of the differential amount. This increase in the user fee pre-payment due to this lower deviation to the contractual value will not be applicable, however, if the partial route in question is not fully and duly provided latest by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.

3. In case that a partial route is handed over before ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## the user fee pre-payment will be increased according to No. 3.2.6 by the percentages of the budgeted value of the overall costs for the partial route affected by the lower deviation to the time schedule, as is shown in the following table. The "BUDGETED VALUE OF THE OVERALL COSTS" is the budgeted value determined in Schedule 6, corresponding with the planning status on the date of contract for the overall costs necessary for the establishment of the partial route.



-----------------------------------------------------------------------------------------------------------------
PREMATURE PROVISION BY                                   PERCENTAGE
-----------------------------------------------------------------------------------------------------------------
< or = 1 week                                            ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A
                                                         REQUEST FOR CONFIDENTIAL TREATMENT##
-----------------------------------------------------------------------------------------------------------------
> 1 week, < or = 2 weeks                                 ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A
                                                         REQUEST FOR CONFIDENTIAL TREATMENT##
-----------------------------------------------------------------------------------------------------------------
> 2 weeks, < or = 3 weeks                                ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A
                                                         REQUEST FOR CONFIDENTIAL TREATMENT##
-----------------------------------------------------------------------------------------------------------------
> 3 weeks                                                ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A
                                                         REQUEST FOR CONFIDENTIAL TREATMENT##
-----------------------------------------------------------------------------------------------------------------


CONFIDENTIAL TREATMENT

       Thus, the increase amounts to max. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##%.

4. The increase amounts with regard to the user fee pre-payment will be determined by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## upon the final invoice being issued and they are due 30 days after the final invoice having been issued.

5. The increase amounts of the user fee pre-payment according to No. 3.2.6, described in this No. 3.2.7, will not be considered for the calculations according to No. 2.6.4.

3.2.8  ANNUAL USER FEE

1. The remaining user fee shall be paid as an annual user fee payment and results from the multiplication of the calculation value of the overall costs with the capital cost factor.

2.     The capital cost factor is:

       ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.

3. Should more than ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## km overall length of all partial routes within the limits of the modified cost plus procedure be provided, the capital cost factor is:

       ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

4. In case that the preconditions for the reduction of the capital cost factor according to No. 3.2.8.3 with regard to the overall length of the partial routes to be provided within the scope of the modified cost plus procedure are only fulfilled at a later point in time, the capital cost factor of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##% p.a. applies from the date of provision of the additionally provided partial routes also for the previously provided partial routes.

CONFIDENTIAL TREATMENT

3.3    INCREMENTAL COSTS UPON HER'S REQUEST

Incremental costs, incurring due to the fact that the line is left for use upon HER's request and the cable is lead in a detour line, will be treated as follows:

1. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall determine the incurred incremental costs as well as the costs lost due to the change. For determination of the actual costs according to No. 3.2, the incremental and the lost cost will not be taken into account.

2. The incremental costs as well as the lost costs will be paid by HER to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.

3.4    AUDITING RIGHT

HER has got the right for inspection and auditing of the documents on which invoicing of items settled in the modified cost plus procedure as well as the incremental costs upon HER's request are based and may even use an auditor for this purpose.

3.5    SPECIAL ADJUSTMENT OF USER FEE

3.5.1  PRINCIPLE

1. Should ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## succeed in a cost-saving additional marketing to other interested parties, the user fee to be paid by HER, will be adjusted down.

       A cost-saving additional marketing in this sense is present if the investment to be borne by HER can be co-used by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## in a way that

       o futher cables are laid by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## and marketed to third parties in the cable duct in which the cable for HER is laid, or

       o in case that simultaneously with the laying of the above mentioned cable duct, further ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## cable ducts are also laid and these are marketed to third parties by laying of further cables.

CONFIDENTIAL TREATMENT

2. The adjustment of the user fee is effected by a reduction of the annual user fee for the section in question. The annual user fee for the appropriate partial route will be reduced for every year of additional marketing - and, if applicable, also on a pro rata basis with regard to time - by the "REDUCTION AMOUNT" to be determined according to the rules described below. Possibly exceeding amounts will be paid by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##to HER in semi-annual intervals on the appropriate due dates projected by HER for the annual user fee payments owed, and , if applicable, on a pro rata basis with regard to time.

       The reduction will be granted for the appropriate period of the actual additional use. The reduction will end latest with the expiry of the basic use period (No. 7.2.1) of the present LWL agreement.

3. For the determination of the reduction amount, first of all the actual additionally marketed meter length in meters has to be determined. Then, the proportional establishment costs for the additionally marketed section are determined. For this, the costs for the cable and the cable duct provided to HER will be deducted according to their appropriate lengths from the costs for the establishment of the section to be determined according to No. 3.1. The resulting amount will be multiplied with a factor of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##%. The reduction amount results from the application of the reduction percentages stated in the table below to the result.

       For this purpose, column (1) has to be referred to, if at the time the additional marketing is started altogether, and including the sections to be additionally marketed, up to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##of the partial route length are subject to an additional marketing. Column (2) is to be referred to if at the time the additional marketing is started altogether and including the sections to be additionally marketed, more than ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##of the partial route length are subject to an additional marketing. Column (3) is to be referred to if, at the time the additional marketing is started altogether, and including the sections to be additionally marketed, more than ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##of the partial route length are subject to an additional marketing.

       Line (1) is to be referred to if the additional marketing is effected in a way that the LWL cable for the additional marketing is laid and used in the course of the building measures. Line (2) is to be referred to if the additional marketing starts within ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## months after provision to HER. Line (3) is to be referred to in all remaining cases.

CONFIDENTIAL TREATMENT

-----------------------------------------------------------------------------------------------------------------
                           Adjustment of the user fee in case of additional marketing
-----------------------------------------------------------------------------------------------------------------
                                     column (1)                  column (2)                  column (3)
                                  for the sections            for the sections            for the sections
                                up to L = ##MATERIAL       ##MATERIAL OMITTED AND      ##MATERIAL OMITTED AND
                               OMITTED AND SEPARATELY     SEPARATELY FILED UNDER A    SEPARATELY FILED UNDER A
                              FILED UNDER A REQUEST FOR   REQUEST FOR CONFIDENTIAL    REQUEST FOR CONFIDENTIAL
                              CONFIDENTIAL TREATMENT##           TREATMENT##                 TREATMENT##
-----------------------------------------------------------------------------------------------------------------
line (1):                      ##MATERIAL OMITTED AND      ##MATERIAL OMITTED AND      ##MATERIAL OMITTED AND
                              SEPARATELY FILED UNDER A    SEPARATELY FILED UNDER A    SEPARATELY FILED UNDER A
reduction percentage ("F")    REQUEST FOR CONFIDENTIAL    REQUEST FOR CONFIDENTIAL    REQUEST FOR CONFIDENTIAL
                                     TREATMENT##                 TREATMENT##                 TREATMENT##
-----------------------------------------------------------------------------------------------------------------
line (2):                      ##MATERIAL OMITTED AND      ##MATERIAL OMITTED AND      ##MATERIAL OMITTED AND
                              SEPARATELY FILED UNDER A    SEPARATELY FILED UNDER A    SEPARATELY FILED UNDER A
reduction percentage ("F")    REQUEST FOR CONFIDENTIAL    REQUEST FOR CONFIDENTIAL    REQUEST FOR CONFIDENTIAL
                                     TREATMENT##                 TREATMENT##                 TREATMENT##
-----------------------------------------------------------------------------------------------------------------
line (3):                      ##MATERIAL OMITTED AND      ##MATERIAL OMITTED AND      ##MATERIAL OMITTED AND
                              SEPARATELY FILED UNDER A    SEPARATELY FILED UNDER A    SEPARATELY FILED UNDER A
reduction percentage ("F")    REQUEST FOR CONFIDENTIAL    REQUEST FOR CONFIDENTIAL    REQUEST FOR CONFIDENTIAL
                                     TREATMENT##                 TREATMENT##                 TREATMENT##
-----------------------------------------------------------------------------------------------------------------

CONFIDENTIAL TREATMENT

       The reduction percentages for the sections, subject to an additional marketing at the time of the appropriate user fee adjustments, will be re-calculated according to the rules for the subsequent time above, in case of new additionally marketed sections.

       This table applies as long as more than ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## km overall length are provided within the scope of the modified cost plus procedure. Should this condition not apply, the reduction percentages will be reduced by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## percentage points each.

       Calculation examples are shown in Schedule 5. In case that this additional cost-saving marketing contained in No. 3.5 exceeds one additional user, the appropriate reduction percentages of the above table will be increased by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## percentage points for the sections in question.

4. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will inform HER immediately about any additional marketing of partial routes or sections.

CONFIDENTIAL TREATMENT

3.5.2  EXCEPTIONS: EXISTING LWL CABLES AND CABLE DUCT ROUTES

       The rules for additional marketing do not apply to the partial routes and sections that are not subject to the payment determination according to the modified cost plus procedure.

3.5.3  EXCEPTIONS: CO-LAYING FOR GAS SUPPLY COMPANIES

       ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##. As long as the section in question is established within the scope of the cost plus procedure, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will only include ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##% of the actual costs into the actual overall costs; the costs for LWL cables and cable ducts will, however, in case of a joint use of a cable duct, be proportionally allocated to the appropriate user (HER or gas supply companies, respectively).

       In this case, No. 3.5.1 does not apply.

3.5.4  OPERATING FIBRES

       The gas supply companies to participate in the project, are currently changing over their communication technology for the gas supply to LWL cables in order to meet the technical requirements and to substitute the copper cables that will be taken off operation within the next few years.

       Beyond the projected ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## LWL fibres in addition to the cables for operational purposes of gas supply designated to HER within the scope of the project, the gas supply companies are entitled to have up to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## more LWL fibres laid exclusively for purposes of the gas business; all thus incurring costs will be borne by the gas supply companies. The gas supply companies will be granted fractional ownership in the cable according to this fibre share.

       Any incremental costs thus incurring for operational purposes (e.g. sleeves) will be borne by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## or the appropriate gas supply company, respectively.

CONFIDENTIAL TREATMENT

3.6    OPERATING AND ADMINISTRATION COSTS

       For the operating and administration costs, including service and maintenance of the fibre optic cables, HER will pay to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## a fixed annual payment ("maintenance payment") of:

       ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

3.7.   ADJUSTMENT OF PAYMENTS

3.7.1  ADJUSTMENT OF THE PAYMENT FOR OPERATION AND ADMINISTRATION

1. The maintenance payment according to No. 3.6 is subject to the following adjustment:

       a) The remuneration has to be adjusted to the development of the collectively agreed remunerations and the factory prices for industrial goods according to the following formula:

           ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

           P = the appropriate new annual payment for operation and administration

           P(0) = the annual payment for operation and administration on the date of contract conclusion

           L = the appropriate applicable table remuneration for the employee listed under L0 according to the collectively agreed remuneration contract under L0

           L(0) = the table remuneration for an employee according to the collectively agreed remuneration contract dd. 25.06.1996 for employees paid according to the collectively agreed contract for companies affiliated to the Arbeitgeberverband von Gas-, Wasser- und Elektrizitatsunternehmen e.V., Essen (employers' association for gas, water and electricity companies e.V., Essen) based on the outline collective agreement dd. 17.07.1989/23.06.1993/04.09.1997, remuneration group 7, grade 8: DM 4,458.00 /month.

           I = The appropriate published annual average value of the index of the factory prices mentioned under I(0)

           I(0) = Annual average value for 1998 of the index of the factory prices for industrial goods (domestic sales), Germany. "Investment goods" published by the Federal Statistical Office in Wiesbaden in special series 17 - sequence 2 "Prices and price indexes for industrial products (factory prices)". Basis 1991 = 100. Annual average for 1995 = 106.1.

       b) In case that the table remuneration L is changed, the remuneration P is newly formed. In case that this change is effected until the 15th of a month (including the 15th) the adjustment will take effect with the beginning of that month. Otherwise, it will take effect with the first day of the following month.

       c) Future changes of the payments an/ or other performances, (including) changes of working and holiday periods, which are performed on the basis of legal or collectively agreed regulations against the existing working hours of 165 hours/month and the holiday period of 30 working days per calendar year existing on 01.04.1996 at eight free days according to the work schedule within four calendar weeks as well as the existing legal and collectively agreed social benefits of and / or for all employees of the remuneration group mentioned under L(0), will be considered and - in general for the the next due salary adjustment date - added to the appropriate applicable table remuneration.

       d) Should this collectively agreed contracts mentioned under L(0) be substituted or changed the collectively agreed contracts to substitute or change them will take their places.

       e) The annual average value of the index of the factory prices I will be taken as the basis for the determination of the payment in the following calendar year. In case that the Federal Statistical Office in Wiesbaden determines a different base for the investment products' index after contract conclusion or later adjustments, this change of the base has to be considered by application of the official concatenation factor.

CONFIDENTIAL TREATMENT

       f) In case that the index mentioned under a) should no longer be published by the Federal Statistical Office in a comparable way, the contract partners will make an agreement which will as far as possible correspond with the basic economic idea of the regulation described under a) to e).

       g) Adjustments according to b) between two payment dates will be taken into account by subsequent settlement on the next payment date on a pro rata basis.

2. Should this adjustment agreement according to clause 2 require an approval from the authorities in charge of foreign exchange approvals according to Section 3 of the Currency Law ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will obtain it. Both contract parties undertake to assist in the application of approvals if necessary and to make all required statements. Should the approval be refused, the parties will agree a different approval-free regulation, economically corresponding as much as possible with the joint intentions of the adjustment regulation.

3. In case of re-layings of LWL cable installations (e.g. due to road building measures) the thus incurring costs will be borne by HER for ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## In case that the LWL cable installations are used by several telecommunications companies, these costs will be borne by HER in accordance to their share of use.

4. With regard to the market prices of comparable services, the development of the maintenance technology and the operational experiences, the contract partners will verify the adequacy of the maintenance payment every ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## years. In case of significant changes of the calculation fundamentals, the contract partners will agree measures to be taken and, if applicable a reasonable adjustment of the maintenance payment.

3.7.2  ADJUSTMENT OF THE ANNUAL USER FEE

1. The annual user fee according to No. 3.2.8 and No. 3.5.1 will be linked and adjusted at the beginning of a year with the annual average value of the preceding year according to the formula below for securing of the actual capital maintenance of the invested owned capital to the development of the annual average value of the index of the factory prices of industrial products (domestic sales), Germany,

CONFIDENTIAL TREATMENT

       "investment goods" published by the Federal Statistical Office in Wiesbaden in special series 17 - sequence 2 "Prices and price indexes for industrial products (factory prices)" (basis 1991 = 100. Annual average for 1995 = 106,1).

       ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

           P    =   the appropriate new annual user fee

           P(0) =   the annual user fee at the date of contract conclusion

           I    =   the appropriate published annual average value of the index of the factory prices mentioned under I(0)

           I(0) = annual average value for 1998 of the index of the factory prices of industrial products (domestic sales), Germany, "investment goods" published by the Federal Statistical Office in Wiesbaden in special series 17 - series 2 "prices and price indexes for industrial goods (factory prices)", basis 1991 = 100. Annual average for 1995 = 106,1.

2. Should this adjustment agreement according to 3.7.2.1 require the approval of the authority in charge for foreign exchange approvals according to Section 3 Currency Law, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will obtain it. Both contract parties undertake to assist in the application for the approval, if necessary, and to give the required statements. Should the approval be refused the parties will agree a different approval-free regulation which will economically correspond as much as possible with the joint intent of the adjustment regulation.

3. In the case that the Federal Statistical Office in Wiesbaden changes the basis for the investment goods index after contract conclusion or later adjustments this change of the basis has to be taken into account by application of the official concatenation factor.

       Should the investment goods index be cancelled or significantly changed in its meaning, e.g. by a currency conversion, the contract partners

CONFIDENTIAL TREATMENT
       will agree a new index which will economically correspond as much as possible with the regulation under No. 3.7.2.1. The contract parties, however, do not intend to adjust the annual user fee to the turnover, price or revenue development in the telecommunication service sector.

4. SPECIAL PROVISIONS FOR THE PARTIAL ROUTE ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

       For the partial route ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##the provisions of this agreement apply, unless otherwise determined.

4.1    CABLE SPECIFICATIONS

       In the section ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## LWL fibres will be provided to HER in an already existing cable. With regard to the quality of the cable, the specifications according to Schedule 3a will apply.

4.2    USER FEE

       The user fee for the partial route ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##will be firmly agreed and consists of:

       -   a user fee pre-payment of:   DM ##MATERIAL OMITTED AND SEPARATELY
                                        FILED UNDER A REQUEST FOR CONFIDENTIAL
                                        TREATMENT##

       -   an annual user fee of:       DM ##MATERIAL OMITTED AND SEPARATELY
                                        FILED UNDER A REQUEST FOR CONFIDENTIAL
                                        TREATMENT## p.a.

       The modified cost plus procedure (No. 3.2, No. 351) does not apply. There will be no increases in the user fee pre-payments according to No. 3.2.7.

       The annual user fee is subject to the adjustment according to No. 3.7.2.

       When determining the firmly agreed user fee the parties assume that for the establishment of the route in the section ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, the costs for the rights of way do not exceed the amount of DM ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##/m and that no costs for rights of way will incur in the section ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.

CONFIDENTIAL TREATMENT

       All additional costs for rights of way incurring in excess to the above will be borne by HER to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##as an additional user fee pre-payment.

4.3    LIABILITY AND WARRANTY, DATE OF PROVISION

       As far as for the partial route ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##phase 1 performances are still to be effected according to No. 2.2, the provisions under No.
       6.1.1.1 and No. 6.1.1.2 will apply accordingly with regard to the liability and the warranty.

       The binding provision date for the partial route ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##is the
       01.04.1998. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will, however, take all efforts to have the partial route established by an earlier date already. Upon HER's request provision will not be effected before the 01.04.1998 when HER does not yet have the system engineering locations available on this route.

       Between ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## and the proprietors of the LWL cable installation ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##and the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, negotiations take place about the provision of this section for the purposes of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## and the purchase of fractional property. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## cannot grant the successful completion of these negotiations, however, in case that the contractual negotiations fail, HER and ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will be free from any obligations with regard to the whole partial route ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##. In this case, the pre-payment effected according to No. 4.6, will be immediately reimbursed by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## to HER.

       In case of the provision date being exceeded due to an intent or negligence on the side of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## or their vicarious agents (regardless of the degree of negligence), ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall pay to HER a contractual penalty according to the following table:

CONFIDENTIAL TREATMENT

-----------------------------------------------------------------------------------------------------------------
Provision delayed by                                     Contractual penalty
-----------------------------------------------------------------------------------------------------------------
< or = 1 week                                            ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A
                                                         REQUEST FOR CONFIDENTIAL TREATMENT##
-----------------------------------------------------------------------------------------------------------------
> 1 week, < or = 2 weeks                                 ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A
                                                         REQUEST FOR CONFIDENTIAL TREATMENT##
-----------------------------------------------------------------------------------------------------------------
> 2 weeks, < or = 3 weeks                                ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A
                                                         REQUEST FOR CONFIDENTIAL TREATMENT##
-----------------------------------------------------------------------------------------------------------------
> 3 weeks                                                ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A
                                                         REQUEST FOR CONFIDENTIAL TREATMENT##
-----------------------------------------------------------------------------------------------------------------

       The contractual penalty thus amounts to max. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##%.

       The percentages relate to the user fee pre-payment according to No. 4.2.

       An assignment of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## claims with subcontractors for contractual penalties, compensations for damages and warranty to HER shall not take place for this partial route. Any further liability for the contractual and other obligations on the side of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, in particular compensations for damages and / or liability for subsequent damages, shall be excluded, except for cases of intent on the side of the legal representatives.

CONFIDENTIAL TREATMENT

4.4    ATTENDANCE / MAINTENANCE

       For the determination of the outage hours according to No. 2.6.4 a) in the section ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## in addition to the reductions provided for in No. 2.6.4 a), a calculatory reduction of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## hours will be taken for every outage, in the section ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##a reduction of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## hours.

       The admissible interference times according to No. 2.6.3 b) are ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##hours for the section ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##and ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## hours for the section ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.

4.5    TERMINATION BY THE INITIAL USER

       For this partial route ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## already concluded a contract with a different telecommunications company. In this partial route, Her is secondary user. If and in so far as the contract between ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## and the other telecommunications company is terminated, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will make an offer to HER about the possible change

CONFIDENTIAL TREATMENT
       of this contract with regard to the sections in questions, at the conditions projected in this contract between HER and ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## for use as initial user.

4.6    PAYMENT TERMS

       The user fee pre-payment according to No. 4.2 shall be due in two equal instalments 14 days after conclusion and coming into effect of this contract according to No. 7.14 as well as 14 days after provision of the partial route.

5.     SUPPORT FOR DETERMINATION AND REALIZAITON OF SYSTEM ENGINEERING LOCATIONS

5.1    USE OF STATION / SYSTEM ENGINEERING LOCATIONS

1. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will take its best endeavours to procure to HER within the target areas, to be determined by HER two technically qualified and public-law approvable locations or areas per 75 km each, which are useable under consideration of the local conditions at economically appropriate conditions, for the accomodation of HER system engineering. In this sense, useable means the possibility to purchase, lease, rent or use in any other way by HER.

2. HER shall determine in writing within two weeks after information about the locations under consideration by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, for which of these two locations negotiations about purchase, lease, rent or use in any other way shall be continued for HER. In accordance with this determination, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will take its best endeavours to present a contract with the appropriate authorized person that is signed by this person and that only will have to be countersigned by HER as contract partner of the third party.

3. The precondition for the start of negotiations by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## is that HER and ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## have unanimously agreed the relevant basic points of the contract to be concluded with the authorized person; the parties will take their best endeavours

CONFIDENTIAL TREATMENT
       to achieve agreement until the milestone date "determination of location and container specification" (Schedule 4, No. 54).

4. For the search for accomodation possibilities for the HER system engineering, the following model course of actions shall be the basis:

       a) HER has named to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## desired locations in form of geographic target coordinates. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will first of all search for accomodation possibilities in the target coordinate.

       b) Should the search for location be without success in or near the target coordinate, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will take its best endeavours to verify accomodation possibilities within a radius of 5 kilometers around the target coordinate.

5. The technical basic specification for the system engineering locations is shown in Schedule 3. The detailed specifications required for the verification shall be handed over to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## on the milestone dates named in the milestone schedule (Schedule 4).

6. As regards commercial matters, the following principles shall apply for the use of system engineering locations:

       a) In general, the basis for determination of the payment of a co-use of buildings of gas supply company stations is the proportional calculatory lease. In case of co-use of an area leased by the gas supply companies, an agreement with regard to the proportional lease for HER has to be aimed at.; in case of areas being co-used that are property of the gas supply companies, an appropriate reasonable lease for HER has to be aimed at.

       b) Should ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## not succeed in procuring locations for system engineering, HER will check whether an adjustment of the HER route planning is possible. The additional or reduced costs incurring due to such a change shall be borne by HER or shall be in favour of HER, respectively. The additional costs for LWL cables and other planning performances procured by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## that are to be determined by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## and to be invoiced to HER

CONFIDENTIAL TREATMENT
       will be reimbursed to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## by HER. Possibly incurring additional costs for their system engineering shall be borne by HER.

       c) Should no adjustment of the route planning be possible or desired by HER, HER shall have a termination right according to No. 6.2.4.

5.2    PLANNING AND HANDLING ENGINEERING - FOR SYSTEM ENGINEERING LOCATIONS


1. Besides the performances determined under No. 5.1, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall perform the planning and processing engineering for container locations according to Schedule 3, sections 7.3 and 7.4 for HER.

2. Engineering performances for the planning and realization in case of accomodation in existing rooms shall be agreed in the individual case, including the payment.

3. In the milestone schedule (Schedule 4) the milestone dates and proceedings for the decisions and standards to be determined by HER (No. 52 to 54, No. 57 and No. 58) and supplies to be provided (No. 62) as well as the milestone dates and proceedings for the planning and processing engineering to be provided by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## (No. 55 and 56, No. 59 to 61 and No. 63 to 65) are bindingly listed.

5.3    PAYMENT

1. For the engineering performances listed above, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall receive the following payments by HER:

       a) Locations outside of facilities or fenced areas of existing gas supply stations:

       location selection, per target coordinate           ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A
                                                           REQUEST FOR CONFIDENTIAL TREATMENT##

       acquisition of right, per location                  ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A
       (Schedule 3, clause 7.2)                            REQUEST FOR CONFIDENTIAL TREATMENT##

CONFIDENTIAL TREATMENT

       planning and processing engineering, per location   ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A
       (Schedule 3, clauses 7.3 and 7.4)                   REQUEST FOR CONFIDENTIAL TREATMENT##

       LWL connecting line supply
       increase price for engineering
       per m solo line starting from pipeline line         ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A
                                                           REQUEST FOR CONFIDENTIAL TREATMENT##

       b) Locations within facilities or fenced areas of existing gas supply stations:

       location selection, acquisiton of right, planning
       and processing engineering
       (Schedule 3, clauses 7.1 - 7.4) per location        ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A
                                                           REQUEST FOR CONFIDENTIAL TREATMENT##

       LWL connecting line supply,
       increase price for engineering
       per m solo line starting from pipeline line         ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A
                                                           REQUEST FOR CONFIDENTIAL TREATMENT##

2. The payments for each location shall be due upon execution of the appropriate working step listed in Schedule 3, 30 days after invoice date by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.

6.     WARRANTY, LIABILITY, TERMINATION RIGHTS

6.1    WARRANTY AND LIABILITY.

Unless otherwise provided for in this agreement the following stipulations for warranty and liability shall apply:

6.1.1  STIPULATIONS FOR WARRANTIES AND LIABILITY IN PHASE 1.

1. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall take its best endeavours to perform all phase 1 works up to the target dates for partial routes listed in the time schedule; due to the risks and imponderabilities stated in the preamble and No. 2.2 ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall, however, not be liable for the success. In case of a failure to meet the target dates, however, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall

CONFIDENTIAL TREATMENT
                                      -44-

       pay interests of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## above the appropriate 3-monthly Fibor rate p.a. for the effected instalment payments, the accrued costs to be set-off; ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall pay these interests until the phase 1 performances for the partial routes in question will be completed, however, for a max. period of 3 months.

2. The liability for contractual and other obligations on the side of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## is limited to intent on the side of their legal representatives for all phase 1 performances. Any liability of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## for actions or omissions on the side of vicarious agents is excluded for this phase 1 performance. The liability of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## for their vicarious agents is limited to their own intent with regard to the selection of the vicarious agents. These liability regulations shall apply, regardless at what point in time a risk to be allocated to phase 1 occurs.

3. Should ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## have any claims with third persons which are based on impairment of the performance of an obligation or otherwise insufficient fulfilment of the contract, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## is prepared to enforce these claims and thus, to assign already paid contractual penalties and compensations for damages to HER or to take them into account with the modified cost plus procedure.

6.1.2  STIPULATIONS FOR WARRANTIES AND LIABILITY IN PHASE 2

1. A warranty and / or liability on the side of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## for phase 2 performances shall only be given in accordance with the following regulations:

       a) In case of exceeding the provision dates resulting from No. 2.3 by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## or their personnel or by any personnel to be allocated to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## on the basis of special contractual regulations due to intent or negligence (regardless of the degree of negligence), ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall exclusively pay a contractual penalty according to the following table, without HER being obliged to prove a special damage. The percentages are to be related to the planned value of the overall costs (compare No. 3.2.7) for the appropriate partial route affected by exceeding the date.

CONFIDENTIAL TREATMENT
                                      -45-

-----------------------------------------------------------------------------------------------------------------
Exceeding the provision date                             Contractual penalty
-----------------------------------------------------------------------------------------------------------------
< or = 1 week                                            ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A
                                                         REQUEST FOR CONFIDENTIAL TREATMENT##
-----------------------------------------------------------------------------------------------------------------
> 1 week, < or = 2 weeks                                 ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A
                                                         REQUEST FOR CONFIDENTIAL TREATMENT##
-----------------------------------------------------------------------------------------------------------------
> 2 weeks, < or = 3 weeks                                ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A
                                                         REQUEST FOR CONFIDENTIAL TREATMENT##
-----------------------------------------------------------------------------------------------------------------
> 3 weeks                                                ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A
                                                         REQUEST FOR CONFIDENTIAL TREATMENT##
-----------------------------------------------------------------------------------------------------------------

       Thus, the contractual penalty amounts to max. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

       In case of a delayed provision of sections, these penalties shall be paid in proportion of their actual length to the actual length of the overall partial route.

       The obligation to pay the contractual penalty is not created if and in so far as the provision of sections was exclusively impossible because phase 2 in other sections had not yet been completed without ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## being responsible for this in the sense of this agreement.

CONFIDENTIAL TREATMENT

       b) Any further liability for the contractual and other obligations on the side of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, in particular compensation for damage and / or a liability for subsequent damages, is excluded in phase 2 except in cases of intent on the side of the legal representatives.

       c) The burden of proof for the fact that ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## has not caused the exceeding of the provision date by intent or negligence shall be on the side of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##. The proof is deemed to be provided if ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## proves that a ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## subcontractor is responsible for the delay occurred. In this case, any personal liability is excluded.

       d) Possibly existing claims of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## with subcontractors for payment of a contractual penalty due to the delay shall hereby be assigned to HER. HER accepts the assignment.

           Compensations to which ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## is entitled to with subcontractors due to a delay, will be enforced by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##. The damage occurred shall be taken into account

CONFIDENTIAL TREATMENT
           for appropriate payments in the modified cost plus procedure. Any further compensations for damages, in particular for lost profit on the side of HER, will be assigned to HER by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##. HER accepts the assignment.

       e) ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## intends to conclude future subcontractor agreements with reasonable contractual penalty and liability regulations. The contractual basic points aimed at in this regard, are described in Schedule 10. In case that these contractual basic points should not be realizable in the individual case, or only at extremely increased costs, the contract parties will discuss any further proceeding. In case that the contractual basic points are achieved at additional costs which do amount to not more than ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## compared to the technically and economically most favourable offer of a subcontractor, HER can request conclusion of the appropriate subcontractor agreement at the conditions of the contractual basic points.

6.1.3  STIPULATIONS FOR WARRANTIES AND LIABILITY IN PHASE 3

1. After provision the liability on the side of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## and their vicarious agents - except in cases of intent on the side of the legal representatives - is limited to gross negligence and the direct damage. The liability for indirect or subsequent damages is excluded, regardless of the legal basis on which the claims are based. In particular, no compensation for pure financial loss, i.e. for damages that are no personal injuries or material damages, will be effected.

       The liability for direct damages is limited to max. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##. The exemption according to the following clause 2 (property owners, etc.) will, however, remain in force.

       The facts regulated under No. 2.6 of this agreement are finally regulated there with regard to warranty and liability. Reference is made to the appropriate regulations.

2. Possibly occurring compensation claims of HER with the above mentioned persons are limited to intentionally caused damages in favour of property owners as well as property users and other authorized persons whose lines or properties are used for fulfilment of this agreement.

CONFIDENTIAL TREATMENT

       Claims from damages caused by gas supply activities with gas supply companies whose lines or properties are used for fulfilment of this agreement are excluded, except in case of intent.

3. Should the dampening reserves stated in Schedule 3 which are used as a basis for phase 3 be exceeded because actually more interruptions take place than are projected in Schedule 3 due to external influences, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##shall not be liable for that.

6.1.4 LIABILITY REGULATIONS FOR SUPPORT DURING DETERMINATION OF SYSTEM ENGINEERING LOCATIONS

1. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will use its best efforts to execute the works for determination of locations and procurement of contracts on the target dates with regard to partial routes stated in the time schedule; however, due to the risks and imponderabilities stated in the preamble and No. 2.2, particularly with regard to the decisive role of HER in connection with the determination of requirements, and at the time of contract conclusion, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall not be responsible for the success of location determination and contract procurement.

2. The liability for the contractual and other obligations on the side of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## is limited to an intent on the side of their legal representatives with regard to support during determination of system engineering locations. A liability on the side of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## for actions or omissions on the side of vicarious agents is excluded in this regard. The liability on the side of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## for vicarious agents is limited to their own intent with regard to the selection of the vicarious agents. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## obligation to assign contractual penalty payments and compensations for damages of vicarious agents to HER, remains unaffected.

3. Should the completion of the planning and processing engineering for a system engineering location be delayed by more than 4 weeks compared to the period mentioned in the milestone time schedule in weeks or days (Schedule 4, No. 60, 61 and 63, decisive is completion of No. 63) and should this exceeding of the date be exclusively ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## fault, the payment of the remuneration mentioned in No. 5.3 for the planning and processing engineering of this system engineering location does not apply. In particular, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall not be held responsible for exceeding the date if HER

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                                      -49-

       does not fulfil its assistance or supply obligations or does not fulfil them in time, if authority approvals have not been obtained or not been obtained in time as well as if a delay occurs due to influences of winter or special authority conditions.

4. The facts regulated in this No. 6.1.4 are hereby finally regulated. Any further warranty and / or liability for the contractual and other obligations on the side of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, in particular compensation for damage and / or all liabilities for subsequent damages, are excluded for the support during determination of system engineering locations as well as for the planning and processing engineering, except for those cases where an intent on the side of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##legal representatives is present.

6.1.5  FORCE MAJEURE

In cases of force majeure the following clauses will apply, unless otherwise determined in this agreement.

1. Should it become impossible for a contract partner, due to an incident of force majeure, to fulfil the obligations undertaken within the scope of this agreement, the contract partner shall be exempted from fulfilment of his obligations in this regard for the period of such incidents. Accordingly, the obligations on the side of the other contract partner resulting from these obligations, shall not apply either. This shall not apply for the cases comprised in No. 2.6.4.a), b), c) and d).

2. The contract partner affected by the incidents according to clause 1. shall immediately inform the other contract partner about the limitation of his contractual obligation and take his best efforts to eliminate as soon as possible the impediments which prevent fulfilment of the contractual obligations.

3. Force majeure shall be deemed any incident, in particular, but not limited to these, war, civil unrest, sabotage, acts on the part of legislators, strike - in so far as the courts regard a strike as a case of force majeure, natural catastrophes and exceptionally bad weather conditions.

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                                      -50-

6.1.6  FINAL REGULATIONS FOR WARRANTIES AND LIABILITY

       In this present agreement the parties have agreed warranty and liability regulations for individually defined facts. These regulations are considered as special regulations.

       Unless explicit warranty and / or liability regulations have been agreed for facts under this contract, a liability on the side of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall be excluded, except for cases of their own intent.

       A liability on the side of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## for actions or omissions by vicarious agents shall be excluded for any form of negligence. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall only be held liable for cases of intent by their vicarious agents in so far as ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## has received compensation from the vicarious agents due to their claims, after ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## has endeavoured everything within the reasonable scope, to enforce their existing claims. The liability on the side of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## for vicarious agents is limited to intent with regard to the selection of the vicarious agents.

       The liability is limited to direct damages and the liability for subsequent damages shall thus be excluded.

6.2    TERMINATION RIGHTS

6.2.1  INDEPENDENCE OF THE PARTIAL ROUTES

       All partial routes according to this agreement are legally independent from each other. The termination of individual partial routes does not affect the rights and obligations with regard to the remaining partial routes.

6.2.2  TERMINATION RIGHTS IN PHASE 1

       In case of considerably exceeding the cost and time limit or in case that such a considerable exceeding is objectively threatening, HER has got the right to terminate the agreement with regard to the appropriate partial routes, which have not yet been provided, in writing until full completion of phase, 1. The termination will be effective within one week after receipt of the termination notice at ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.

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                                      -51-

       ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall forthwith have all current works stopped and inform HER about the status in order for measures for cost minimization to be taken.

6.2.3  GENERAL TERMINATION RIGHTS

1.     Regular termination rights relating to phases 2 and 3 do not exist.

2. In case that the partial routes according to this agreement are not provided to HER free of faults and in case that ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## does not remedy the claimed fault according to the regulation under No. 2.5, HER shall have the right for termination of the partial route in question.

3.     The termination right for significant reasons remains unaffected.

6.2.4  TERMINATION DUE TO SPECIAL SPECIFIC FACTS

1. In case that, in the course of project, realization of the partial route appears to be seriously unrealistic, due to specific facts caused by

       -   lacking rights of way (compare No. 2.9.1.).

       -   lacking public-law approvals (compare No. 2.9.2.).

       - lacking lease or purchase possibilities or lacking agreement between the contract partners (compare No. 2.8).

       -   lacking assistance by gas supply companies (compare No. 2.9.3.).

       -   lacking system engineering locations (compare No. 5).

       -   lacking cooperation actions required for route realization by HER or

       -   force majeure (compare No. 6.1.5),

       the contract partners will take all efforts to find a commonly consented solution for further proceeding with regard to the partial route in question.

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                                      -52-

       Should no commonly consented solution be achieveable within 4 weeks and should HER not make use of a possibly existing termination right according to No. 6.2.2, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall be entitled to temporarily stop the further works for realization of the partial route and to request payment of the costs incurred or spent up to this date for this partial route by HER on the basis of an intermediate invoice (due 30 days after invoice date). Should the parties not achieve any agreement in the subsequent time about the further proceeding with regard to the partial route in question, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## may terminate with regard to HER the appropriate partial route beginning with the 6th month of an exceeding of the projected provision date. In this case, all legal consequences as described in the following No. 6.2.5 will result.

2. Should HER make use of its termination right for more than half of the overall length of the partial routes listed in Schedule 2 according to No. 6.2.2, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## for its part shall be entitled to terminate within 60 days after receipt of the notice of termination leading to exceeding the limit and after every further termination notice also the remaining partial routes. In this case all legal consequences as described in the following No. 6.2.5 will result.

6.2.5  CONSEQUENCES OF TERMINATION

For all cases of termination by HER according to this agreement the following clauses shall apply:

1. Upon the termination taking effect HER and ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall be exempted from their obligations under this agreement with regard to the terminated partial route, with the exception of the subsequently regulated consequences.

2. All expenses incurred until the time of the termination taking effect with regard to the appropriate partial route according to this contract (regardless whether the related costs have already incurred or still will incur) will be determined by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## and reimbursed by HER to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## within 30 days after invoice date. All planning results that have been worked out for the partial route affected by the termination, all processed things and the partial route itself remain ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## property - as long as they are no third party property.

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                                      -53-

       Under no circumstances shall HER have any claim for assignment of these planning results, things or partial routes.

3. Should ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## use results or partial results from the execution of this agreement (planning results, things, etc.) after termination for a project with a third telecommunications company, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall reimburse HER for the reimbursed costs in so far, by reduction of the additional costs spent by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## for repair and required change or maintenance measures. Calculatory write-offs shall not be effected. Interests shall not be invoiced.

4. The legal consequences of the termination have hereby been finally regulated. A warranty and / or liability on the side of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## beyond the cases regulated in this contract, shall not apply. The warranty and liability regulations of No. 6.1 in phases 1, 2 and 3 remain unaffected hereby.

7.     GENERAL STIPULATIONS

7.1    PAYMENTS

7.1.1  TURNOVER TAX, CHARGES

       With regard to the resolution of the European Commission dd. 17.03.1997 (official collection L68/9) and the circular of the German Federal Minister of Finance dd. 29.04.1997 for Section 3a clause 4 No. 12 UStG(5) (DStR 18/1997, page 700) the parties assume that the contractual performances of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## for HER are not subject to the German turnover taxation. Should this assumption prove to be wrong, HER shall effect all payments plus the appropriate applicable turnover tax, if applicable.

       Should in future additional charges for the telecommunications sector be introduced with regard to the provision of LWL fibres or other activities under this agreement in form of taxes or charges, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall be entitled to increase the payments accordingly.

-------------------

(5) UStG-German abbr. Umsatzsteuergesetz=Turnover Tax Law

CONFIDENTIAL TREATMENT

7.1.2  MATURITY

1. Payments according to this agreement will be effected by HER to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## according to the following mode:

         a) Upon the LWL contract (No. 7.14) coming into effect, HER shall pay an instalment of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##% of the planned values of the overall costs for the appropriate partial route, setting off the payments already effected according to the planning agreement.

         b) Upon the start of the civil and undergroung engineering performances (Schedule 4, No. 46), HER shall effect another instalment of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##% of the planned values of the overall costs for the appropriate partial route.

         c) Upon supply of the LWL cable (Schedule 4, No. 41), HER shall effect another instalment of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##% of the planned values of the overall costs.

         d) One week after duly effected provision (No. 2.5) HER shall effect the user fee pre-payment and the direct payments owed according to this agreement, setting off the instalments described under lit.a.), b.) and c.).

2. The annual user fee shall be due on 01.04. and 01.10. for the respective current 6-months period (01.01. to 30.06.; 01.07. to 31.12.), in return for invoicing, with payment terms being 30 days. The first annual user fee payment shall be effected time-proportionately on the first due date following the creation of the payment obligation. Except for the instalments projected under No. 7.1.2.1 lit. a), b) and c), there is an obligation for payment of the user fee (user fee pre-payment and annual user fee) for a partial route only with beginning of the appropriate partial route being provided.

3. The payment for operation and administration (No. 3.6) is due on 01.04. and 01.10. for the respective current 6-months period in return for invoicing with payment terms being 30 days. The first payment shall be effected time-proportionately on the first due date following the provision of the first partial route.

CONFIDENTIAL TREATMENT

4. All other payments to be effected shall be due 30 days after invoice date, unless otherwise provided for.

5. For partial routes which have been terminated prior to provision, payment of the costs according to No. 6.2.5 shall be due with termination, 30 days after invoice date.

7.1.3  DELAY IN PAYMENT

1. Should HER or ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## fail to pay on time, the appropriate party in default shall be invoiced annual interests of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## percentage points above the appropriate 3-months FIBOR rate.

2. Should HER be in default with payment of the annual user fee according to No. 7.1.2.1 or the payment for operation and administration according to No. 7.1.2.3 by more than 30 days and should HER then not pay, in spite of two reminders (the second one with termination warning), each giving a 10 days payment period, then ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall be entitled to an extraordinary termination of the agreement with regard to the affected partial routes; further legal claims shall remain unaffected.

3. Should HER be in default with a payment according to No. 7.1.2.1 by more than 10 days and should HER then not pay, in spite of two reminders, each giving a 10 days payment period, then ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall be entitled to stopping all works with regard to the affected partial routes; The time schedule shall then lose its binding force.

7.1.4  INVOICING

1. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall serve invoices to HER for the annual user fee payments on the 28.02. and 31.08. (i.e. one months prior to due date).

2. As the final invoice for most of the payments to be effected by HER according to this agreement (in particular under consideration of the actual overall costs) can only be established after the project being finally completed, the following shall apply:

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                                      -56-

       a) ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall be entitled, with regard to all payments to be effected by HER according to this contract after provision of the appropriate affected partial route on the due dates projected for these, to perform a preliminary invoice on the basis of preliminary costs, according to planned values or accrued actual costs; this shall apply in particular for the annual user fee (No.3.2.8) for the individual partial routes for the period prior to final invoicing according to No. 3.2 being effected. This regulation shall furthermore apply also for release of reserves to be formed for drainage repairs according to No. 3.2.3.1.

       b) The preliminary invoicing shall be finally corrected upon presentation of the final invoice by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.

7.1.5  BANK ACCOUNTS

1. Payments shall be deemed remitted on the date on which the bank account entry becomes effective in ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## account (on the value date):

       ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

       or in HER's account:

       Account number. 42.84.19.682
       at ABN AMRO
       Kneuterdijk
       Postbus 165
       NL-2501AP Den Haag

2. No. 7.9 of this agreement shall not apply as regards a change of bank account; therefore, a written notice to the other contracting party shall be sufficient.

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                                      -57-

7.1.6  SET-OFF, RETENTION

1. The contract partners shall only be allowed to perform a set-off for undisputed or legally effective claims.

2. Also, it shall not be allowed to retain appropriate partial amounts of due payments due to unclarified counterclaims.

7.2    TERM / RENEWAL OPTION

1. HER's right of use for each partial route shall have a term of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## years, starting with the appropriate provision of the partial route. Only beginning with this date, HER's obligation for payment of the user fee shall be created.

2. Upon expiry of the contractual term of use, the agreement may be terminated by either party with a termination period of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## months. Should the termination right be executed for more than ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## of the network length, the appropriate other party can require termination of the agreement also for the remaining partial routes.

3. The term of use for each partial route shall end after ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## years, without any termination being required.

7.3    WARRANTY OF APPROPRIATE CAPITALIZATION.

1. HER shall present to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## on 01.01.1998 an irrevocable, absolute guarantee, due upon first request of a first-class bank institution with its registered seat within the European Union or Switzerland according to Schedule 9 over DM ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## for the pre-payments to be effected according to No. 7.1.2.1 d) and No. 4.6 and / or the compensations for costs to be paid according to No. 6.2.5. The guarantee may be limited in time until 01.09.1998. Should it turn out until 01.08.1998 that, with regard to the secured amount, there still will be a securing requirement after 01.08.1998, HER shall present a second bank guarantee, if applicable. Should HER not present this second bank guarantee until 15.08.1998, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall be entitled to make use of the existing bank guarantee.

CONFIDENTIAL TREATMENT

2. On 01.01.1998, HER shall also present to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## an irrevocable, absolute guarantee, due upon first request, of a first-class bank institution with its registered seat within the European Union or Switzerland according to Schedule 9 over the sum of the amounts of DM ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##for the annual user fee for 1998 as well as twice DM ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##for the annual user fee for 1999 and 2000. The partial amounts of the guarantee shall be limited in time until 31.12. of the respective year for which the annual user fee the appropriate partial amount is guaranteed. The guarantee can be used for the appropriate partial amount separately.

3.     In case that these dates are not met by HER, the regulations of No.
       7.1.3.2 and No. 7.1.3.3 shall apply accordingly.

4. The costs for the commission on bank guarantee shall be borne by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## up to an amount of max. 1.0% p.a. and shall be due 30 days after presentation of the bank guarantees.

5. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## assures to have available a limited partner's capital (liability amount) of DM ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##furthermore assures that their partners have made contractual agreements to increase this limited partner's capital (liability amount) to min. DM ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##in case of an increased investment requirement.

6. Upon HER's request, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall grant necessary insight into their documents to an independent auditor, who shall be bound to observe confidentiality so that this auditor can confirm to HER the correctness of the facts stated in the above clause No.
       7.3.5.

7.4    TK APPROVALS

1. HER has acquired a telecommunications licence. A copy of the licence confirmation is annexed to this agreement as Schedule 8. As far as a statement by HER for authorities, public-law corporations or property owners is necessary for execution of the project, that HER is licence holder or will use the route to be established, HER shall provide this statement.

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                                      -59-

2. Should HER require more public-law approvals with regard to telecommunications laws in connection with execution of this agreement or use for marketing of LWL fibres provided to them, HER shall ensure that these approvals are obtained. Should required approvals not or only partially be granted to HER in this connection,this shall not exempt HER from their obligations under this agreement. The same is applicable if already obtained approvals of the above mentioned kind are given up or the required approval is withdrawn.

3. Both contract partners assume that ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## does not require any approvals according to the TKG for the contractual performances to be effected by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##. Should this nevertheless be the case, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall immediately take its best efforts to obtain the appropriate approvals. As far as special charges incur in this regard, the user fee shall be re-calculated in accordance with the procedure described in No. 3.2 by including these costs, if applicable.

7.5    CONFIDENTIALITY

1. The contract partners hereby undertake to treat as confidential any information directly or indirectly obtained by the other party within the scope of this agreement, its preparation and in connection with its performance.

2. A confidential treatment means that the information obtained by the other contract partner shall not be made available for third parties and that this information shall not be utilized for own purposes - neither directly nor indirectly - nor for third parties. The parties undertake to exclusively utilize the information obtained for the purposes mentioned in the preamble. Any utilization exceeding this, or passing on to third parties, requires in every individual case the prior written consent of the party giving the information, stating content, extent and addressees. Any passing on to affected gas supply companies, financial credit institutions and / or to individual tax or legal advisers as well as passing on of technical details required for project realiziation to subcontractors which is necessary due to the project, is, however, admissible even without special written consent of the party giving the information, provided that the passing on of information is limited to the extent required for execution of the contract and the information recipients commit themselves to confidential treatment in the sense of this agreement for their part.

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                                      -60-

       The parties also commit their staff members to complying with this confidentiality.

3. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## right to disclose the individual, available partial routes in their line course within the scope of the additional marketing to possible users, remains unaffected.

4. Each party shall protect the information received from the other party with the same diligence with which it protects its own business or operating secrets, at least, however, with the diligence of an ordinary merchant.

5.     The confidentiality obligation does not apply for informations,

       - which have already been known to the information recipient at the time of abandonment without any obligation for confidentiality

       - which have already been made publicly available or - without the information recipient's fault - will be made publicly available at a later point in time or

       - which are received by third parties on a regular basis without any obligation for confidentiality.

       In so far, the burden of proof is on the side of the party passing the information on.

6. Notwithstanding the above stipulations, each party shall be entitled to meet its legal and statutory duty to furnish information, also with regard to the information abandoned to it.

7.     The obligation for confidentiality remains in effect for a period of five
       (5) years after termination of the user period utilized by HER.

8. Content, form, date, etc. for the information of the public about the cooperation, about the agreement and about the joint position against authorities, associations, property owners, regional authorities, other companies, etc., shall be agreed between the parties.

7.6    APPLICABLE LAW

For all legal relationships resulting from this agreement, its preparation and its execution, German law shall be applicable except for the stipulations of the CISG. Place of jurisdiction is Aachen.

7.7    PROFITABILITY CLAUSE

If the technical, economical and legal preconditions according to which this contract stipulations (payment and conditions) have been agreed, experience a basic change and if, due to that, the maintenance of the contractual stipulations is not reasonable for one party because the intentions of the contract parties, aiming at the equalization of the mutual economical interests agreed under this contract are no longer met, this party may require that the contractual stipulations are adjusted to the changed circumstances, except if a contractual stipulation is concerned which contains an explicit risk shift. In so far, no adjustment may be required.

7.8    SEVERABILITY

Should a stipulation of this agreement be or become invalid, the legal effect of the remaining stipulations shall remain unaffected thereof. Instead of the invalid stipulation the contract partners will agree a valid stipulation so as to economically comply with the joint intentions as far as possible. The same shall be applicable for filling possibly existing stipulation gaps.

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                                      -62-

7.9    AMENDMENTS / MODIFICATIONS

Modifications and / or amendmends as well as supplements to this agreement require written form and have to be signed by both contract parties. The same is applicable for a waiver of this written form itself.

7.10.  ASSIGNMENT TO OTHER CORPORATIONS

The assignment of the rights and obligations under this contract to another company always requires the other contract partners' consent. This consent may not be refused arbitrarily. It can - even in the case of affiliated companies - be denied in particular if the company to substitute the appropriate contract partner has got its seat outside the European Union or Switzerland or if this company does not grant fulfilment of its contractual obligations in the same way as does the contract partner to be substituted.

HER intends to found a subsidary within the European Union or Switzerland, in which HER will have a majority of shares. As far as applicable, this subsidary will acquire a telecommunications licence according to TKG or have this telecommunications licence abandoned for execution according to TKG by HER. HER intends to assign the rights and obligations under this contract to this subsidary. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will in any case consent to this, if

- HER has already effected the user fee pre-payments according to No. 3.2.6 and No. 4.2 in connection with No. 4.6 or the cost compensations according to No. 6.2.5 or continues to be liable for these payments or provides sufficient securities in form of bank guarantees according
       Schedule 9 at HER's expense, as well as

- HER continues to be jointly and severally liable for the annual user fee payments, or appropriate securities in form of bank guarantees according to Schedule 9 are provided,or the subsidary grants for continuous fulfilment of its contractual obligations in the same way as does HER.

All stipulations of this agreement shall apply to the same extent for possible legal successors or assignees.

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                                      -63-

7.11   TECHNICAL EXPERT

In cases where according to this agreement an independent expert is to be consulted with regard to technical questions, the following shall apply:

1. Within two weeks after determination of the necessity to consult an expert, the contract parties shall nominate an independent expert.

2. Should the contract parties not be able to find agreement about the expert's person within this period, a qualified expert has to be determined by the president of the Chamber of Industry and Commerce in Dusseldorf upon the application of one of the parties. The expert thus determined shall make the decision as arbitrator expert according to Sections 315 ff. BGB and also decide who shall bear the costs incurred by use of his performances.

7.12   ARBITRATION CLAUSE

1. All disputes in connection with this agreement and its execution, including the validity of this contract and the arbitration clause, as well as the scope of the arbitration clause, shall be finally decided by an arbitral tribunal to be installed according to the following regulation ousting the jurisdiction of a court.

2. The arbitral tribunal shall consist of three arbitrators, one of them being the chairman as umpire. The umpire shall have the qualification for the German judicial office. Place of the arbitral tribunal shall be Dusseldorf.

3. The arbitral tribunal shall be formed by the pursuing party, stating the subject of dispute and an arbitrator, from the other party to nominate a different arbitrator and the nominated arbitrators elect the umpire. Should the other party not meet the request to nominate the second arbitrator within 4 weeks after receipt of this request, the requesting party can ask the president of the Regional Court in Dusseldorf to nominate an arbitrator. Should the arbitrators not have elected the umpire within four weeks after the second arbitrator's nomination, the president of the Higher Regional Court shall be asked to nominate the umpire himself. With the nomination the nominated person has effectively been determined to be the umpire of the arbitral tribunal.

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                                      -64-

4. In other respects, the legal provisions of the German ZPO for arbitration proceedings shall apply, provided that the term of one week stated in
       Section 1031 ZPO is substituted by a term of four weeks and the competent court stated there is subsituted by the president of the Higher Regional Court of Dusseldorf. Competent court in the sense of Sections 1045, 1046 ZPO is the Regional Court in Aachen. The language for all proceedings is German.

5. In case of disputes in the sense of Section 91 clause 1 sentence 1 GWB, the decision by an arbitral tribunal requires prior agreement.

7.13   ATTRIBUTION OF PREVIOUS ACTS AND REPRESENTATIONS

HER hereby bindingly confirms: all persons who have appeared in previous negotiations and other contacts with ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## on the side of HER, have exclusively acted for the Hermes Europe Railtel B.V. or have given or received statements exclusively for the Hermes Europe Railtel B.V.. In favour of other companies of the HER group, including the HER partners, neither the approach to the business relationship nor the previous negotiations have caused any legal relationships or claims.

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## hereby bindingly confirms: all persons who have appeared in previous negotiations and other contacts with HER on the side of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, have exclusively acted for the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##or have given or received statements exclusively for the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.

The same is applicable for future negotiations and possible contractual agreements, unless the parties agree something else. Should, nevertheless, other companies of the HER group than the Hermes Europe Railtel B.V. try to enforce any claims against ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, HER undertakes to hold ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## free of such claims and of,the costs incurred for prevention of such claims.

7.14   CONSENT OF THE SUPERVISORY BOARDS

The whole contract is subject to the meeting of shareholders of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## as well as the "board of directors" of the GTS Hermes Inc., Delaware, USA, taking consenting resolutions until 1.10.1997. The contract partners shall inform each other immediately about the result of the resolutions.

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                                      -65-

7.15   AGREEMENT SCHEDULES

The subsequently stated Schedules are, beyond any direct reference, part of the contract with regard to their complete contents. In case of possible contradictions between the contract and its Schedules, in the case of doubt the regulation in the agreement shall prevail.

Schedule 1 :         General map
Schedule 2 :         Listing of the partial routes, indication of the sections
                     to be established and leased
Schedule 3 :         Technical conditions for the use of fibre optic cables
Schedule 3a:         Specifications for the section ##MATERIAL OMITTED AND
                     SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL
                     TREATMENT##
Schedule 4 :         Milestone time schedule
Schedule 5 :         Cost elements and calculation examples
Schedule 6 :         Contractual mean prices
Schedule 7 :         Rights of way and equalization payments, framework
                     agreements
Schedule 8 :         Copy of the licence confirmation according to TKG granted
                     to HER
Schedule 9 :         Bank guarantee
Schedule 10:         Projected basic points for subcontractor agreements

Hoeilaart, September 24, 1997              Hoeilaart, September 24, 1997

(signature illegible)                      (signature illegible)
-------------------------------            -----------------------------------
Jan Loeben
(Hermes Europe Railtel B.V.                 ##MATERIAL OMITTED AND SEPARATELY
                                            FILED UNDER A REQUEST FOR
                                            CONFIDENTIAL TREATMENT##

CONFIDENTIAL TREATMENT

EXHIBIT 1: Map of routes

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

CONFIDENTIAL TREATMENT

EXHIBIT 2: LIST OF PORTIONS OF ROUTE WITH KM, NUMBER OF FIBRES, INDICATION OF
           OWN BUILD OR LEASE

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

Schedule 3
appertaining to the
Agreement on the Implementation
and Utilisation of Fibre Optic Routes




                              Technical Conditions

                        for the Use of Fibre Optic Routes

                     and Procurement of Container Stations.

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Table of Contents

1. Preamble

2. Technical Requirements for fibre optic cables and their terminal facilities
    2.1 Connection of fibre optic routes in HER-System Engineering Stations
    2.2 Connection of fibre optic routes at cable branches (passive branch)
    2.3 Fibre optic route connectors
    2.4 Technical specification for cables and cable installation
        2.4.1 Requirements for cables
        2.4.2 Requirements for cable installations
              2.4.2.1 Layout basis
              2.4.2.2 Identification of cables in ducts
              2.4.2.3 Fittings
              2.4.2.4 Attenuation reserves for partial fibre optic routes
    2.5 Acceptance tests for type samples and deliveries, testing of individual units
    2.6 Provision of LWL-lines
    2.7 Failure times, fault clearance times, major damages
        2.7.1 Permissible failure time
        2.7.2 Fault clearance times
        2.7.3 Major damages / destruction
    2.8 Maintenance
        2.8.1 Obligations of HER
        2.8.2 Obligations of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER
              A REQUEST FOR CONFIDENTIAL TREATMENT##
        2.8.3 Processes
              2.8.3.1 Beginning of a fault situation
              2.8.3.2 Rules for repairs
              2.8.3.3 End of a fault situation
        2.8.4 Planned close-downs and/or turn-off times as provided by the agreement

3.  Access to HER-Facilities

4. Control and implementation of contractually agreed services after provision of fibre optic routes

5.  Communication

6.  Permanent modification of the network

7.  Container stations
    7.1 Tasks in connection with container stations 7.2 Acquisition of title 7.3 Layout work in case of containers 7.4 Implementation in case of container stations

8. Basic technical specification for system engineering stations 8.1 Floor areas of containers 8.2 Space requirement

9.  Definitions

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1.       PREAMBLE

         The "Technical Conditions for the Utilisation of Fibre Optic Routes and Repair of HER-System Engineering Stations" are a schedule to the contract between ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## and HER concerning implementation and utilisation of fibre optic routes and procurement of container stations.


2.       TECHNICAL REQUIREMENTS FOR FIBRE OPTIC CABLES AND THEIR CONNECTION
         FACILITIES

2.1      CONNECTION OF FIBRE OPTIC ROUTES IN HER-SYSTEM ENGINEERING STATIONS

         The external fibre optic cable is introduced into HER-System Engineering Stations by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, placed on splice cassettes in assembly racks and terminated by pigtail. The connectors at the end of the long-distance cable represent the interface between ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## and HER. Cable end fittings (rack, coupling, connector panel) are provided by HER. Hereafter, connectors will be defined as interconnection points. From the connector panel, HER will install their own indoor cables to their system engineering locations under their own responsibility. In case of container stations outside stations held by gas suppliers (GVU), the fibres destined to the gas supplier will be spliced through into the splice box within the container. Should HER-System engineering locations be accommodated in the premises of a gas supplier, then the gas supplier concerned shall ensure, that these premises cannot be entered by unauthorised persons.

2.2      CONNECTION OF FIBRE OPTIC ROUTES TO CABLES BRANCHES (PASSIVE BRANCH)

         HER require cable branches from the cable line into other, additional networks. In these instances, the fibres of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## fibre optic routes are spliced directly onto fibre optic routes, which are not part of this contract. The cable branch can be implemented underground or above ground. Available premises permitting, branchings above ground are to be preferred. The

CONFIDENTIAL TREATMENT

         passive branch lies within the realm of responsibility of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##. The conditions for taking over this responsibility are, that the fibre optic branching cable has ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## The quality of the branching splice is documented upon acceptance. It is not subject to the requirements laid down in item 2.4.

2.3      FIBRE OPTIC ROUTE CONNECTORS

         The ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, is used as connector.

         Model: ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

         Description:         ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A
                              REQUEST FOR CONFIDENTIAL TREATMENT##

         Face geometry:       ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A
                              REQUEST FOR CONFIDENTIAL TREATMENT##

         The following values for insertion and reflection attenuation must not be exceeded for the connector:

         - insertion attenuation:   ##MATERIAL OMITTED AND SEPARATELY FILED
                                    UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##
         - reflection attenuation:  ##MATERIAL OMITTED AND SEPARATELY FILED
                                    UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

         HER shall advise ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## about the required length of the pigtails between the splice cassette on the long-distance end of the cable and the connector (interconnection point) in good time before placing the order.

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2.4      TECHNICAL SPECIFICATION FOR CABLES AND CABLE INSTALLATION

         The technical specification for cables and acceptance criteria for the cable installations have been agreed as follows:

2.4.1    REQUIREMENTS FOR CABLES

         A one-mode fibre in accordance with G.652, edition 3/1993 shall be used as fibre. Those cable requirements, which are relevant due to their transmission-technological characteristics, are defined in the table below. The values for the attenuation coating as listed in the table, refer to fibre without splices.



-----------------------------------------------------------------------------------------------------------------
Characteristic                                       Requirement                   Temperature Range
-----------------------------------------------------------------------------------------------------------------

Attenuation coefficient (alpha)                      ##MATERIAL OMITTED AND        20 degrees C - 40 degrees C
relative to 1310 nm                                  SEPARATELY FILED UNDER A
maximum                    db/km                     REQUEST FOR CONFIDENTIAL
                                                     TREATMENT## (see note below)

-----------------------------------------------------------------------------------------------------------------
Attenuation coefficient (alpha)                      ##MATERIAL OMITTED AND        20 degrees C - 40 degrees C
relative to 1550 nm                                  SEPARATELY FILED UNDER A
maximum                    db/km                     REQUEST FOR CONFIDENTIAL
                                                     TREATMENT##
                                                     (see note below)
-----------------------------------------------------------------------------------------------------------------
Chrom. dispersion parameter                          ##MATERIAL OMITTED AND        20 degrees C - 40 degrees C
at 1550 nm                                           SEPARATELY FILED UNDER A
maximum                   ps/[nm-km]                 REQUEST FOR CONFIDENTIAL
                                                     TREATMENT##
-----------------------------------------------------------------------------------------------------------------
Polarisation mode dispersion                         ##MATERIAL OMITTED AND        20 degrees C - 40 degrees C
PMD                                                  SEPARATELY FILED UNDER A
at 1550 nm                                           REQUEST FOR CONFIDENTIAL
maximum                  ps/km                       TREATMENT##
-----------------------------------------------------------------------------------------------------------------

CONFIDENTIAL TREATMENT

         Note:

         The values refer to each individual fibre optic route within the cable. Required is a homogenous progression of attenuation, however, some attenuation jumps are permitted, provided that the total of such jumps does not exceed the value of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##length of fibre optic route. The arithmetic mean value of measurements taken on both ends is considered as value of an individual jump in attenuation.

2.4.2    REQUIREMENTS FOR CABLE INSTALLATIONS

         The required acceptance value for the permissible attenuation A of a certain cable section after set-up, modification and repair of a cable installation is calculated as follows:

         A          =      ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A
                           REQUEST FOR CONFIDENTIAL TREATMENT##

         L          =      length of the connected fibre optic cables (including
                           additional lengths required for mounting at fittings and pigtails)

         (alpha)    =      attenuation coefficient of fibre optic cable in
                           dB/km according to table

         n(sp)      =      number of splices including splices of terminal
                           fittings

         n(st)      =      number of connector couplings

2.4.2.1  LAYOUT BASIS

Calculation of the maximum number of splices required during set-up of a cable installation is based upon an average pass distance of approx. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## km between two branching boxes.

Required number of splices (average pass distance = ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## km);

CONFIDENTIAL TREATMENT


         - additional attenuation:          ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST
                                            FOR CONFIDENTIAL TREATMENT## (for each end splice)

         - max. attenuation value,
           excluding connector              ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST
                                            FOR CONFIDENTIAL TREATMENT## (for each attenuation, including end splice) splices at ##MATERIAL OMITTED AND SEPARATELY
                                            FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## nm

         - max. attenuation value,
           excluding connector              ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST
                                            FOR CONFIDENTIAL TREATMENT## (for each attenuation, including end splice) splices at ##MATERIAL OMITTED AND SEPARATELY
                                            FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## nm

         Exception:

         For short sections of less than ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## km, average pass distances = ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##km are allowed.


        additional attenuation:            ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST
                                           FOR CONFIDENTIAL TREATMENT## (for each end splice)

CONFIDENTIAL TREATMENT


         - max. attenuation values excl. connector
           attenuation, incl. splices at ##MATERIAL                    ##MATERIAL OMITTED AND SEPARATELY FILED
           OMITTED AND SEPARATELY FILED UNDER A                        UNDER A REQUEST FOR CONFIDENTIAL
           REQUEST FOR CONFIDENTIAL TREATMENT## nm:                    TREATMENT## (for each end splice)

         - max. attenuation coating excl. connector                    ##MATERIAL OMITTED AND SEPARATELY FILED
           attenuation, incl. splices at ##MATERIAL                    UNDER A REQUEST FOR CONFIDENTIAL
           OMITTED AND SEPARATELY FILED UNDER A                        TREATMENT## (for each end splice)
           REQUEST FOR CONFIDENTIAL TREATMENT## nm:



2.4.2.2  IDENTIFICATION OF CABLES

         Cables have to be marked with the name of the user/owner.

         The cable will be marked with the following imprint: ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##/HER

2.4.2.3  FITTINGS

In the realm of building measures, industrial standard models provided by the cable suppliers will be used as fittings.

The ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## as well as ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will be used as branching box. In the branch conduits, the fibres to be spliced out are deposited in ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##. The fibres spliced through uninterruptedly are deposited in ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##. The conduits are situated in the ground and have thus to be protected from unauthorized access.

2.4.2.4  ATTENUATION RESERVES FOR PARTIAL LWL-ROUTES

Attenuation reserves include repairs and plannable work projects in the cable system after commissioning as well as new branches for gas suppliers.

Repairs and plannable work projects:

CONFIDENTIAL TREATMENT

         For repairs and plannable work projects, an attenuation reserve of:

         ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## and year is herewith agreed.

         The calculation of the attenuation reserve for repairs and plannable work projects is performed on the following basic assumptions:

              ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##. With a contract duration of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## years, this leads to an additional attenuation for repairs and plannable work projects in the amount of:

              ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

         Branches for gas suppliers to be implemented after commissioning:

         Approx. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## additional branch for gas suppliers per ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## km (by means of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## joint boxes) has been taken into consideration for the period following commissioning of the cable installation.

             ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

         Thus, total additional attenuation for a contract duration of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## years, amounts to:

              ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##


2.5      ACCEPTANCE TESTS FOR TYPE SAMPLES AND DELIVERIES, TESTING OF
         INDIVIDUAL UNITS

CONFIDENTIAL TREATMENT

         When procuring cables to be newly laid within the framework of this agreement, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will execute type sample and delivery acceptance tests at the cable manufacturers. HER is entitled to take part in these tests. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall inform HER to this effect without delay. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall provide HER with those parts of the test records, which contain information on values relevant for transmission technology, as laid down in this section. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall provide HER with copies of the test records for individual cables (tests of individual units).

2.6      PROVISION OF LWL-LINES

         For the provision of partial routes under this contract, the following procedure shall apply:

         In the joint presence of measuring staff of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## and HER, measurements will be performed on the complete laid and mounted LWL-route. Measuring results shall be confirmed by signature of those present. Measurements shall consist of Optical Time Domain Reflection and level measurements for each individual LWL-fibre between two neighbouring interconnections points. These are:

    -    Continuity test to check for confusion of optic fibres

    - Measurement of optical attenuation (level measurement) to determine route attenuation

    - Optical Time Domain Reflection measurement in both directions (A-B-, B-A) to determine the course of attenuation of the LWL as well as the attenuation of splice locations, including evaluation of the optical length between the transition points concerned.

CONFIDENTIAL TREATMENT

         Measurements will be performed for the wave lengths ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##nm.

         ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## has to evaluate measuring results and prepare a table containing comparisons with the requirements laid down under item 2.4.1. Proofs to be supplied by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall comprise:

         Two sets of all measuring records, evaluations, tables with comparisons as described above, the route layout plan, indicating individual cable lengths and joint boxes. The form of such documents shall be determined in mutual agreement. Maps based on the latest available status are to be used for the route documentation to be submitted.

2.7      FAILURE TIMES, FAULT CLEARANCE TIMES, MAJOR DAMAGES

2.7.1    PERMISSIBLE FAILURE TIME

         For calculation of permissible failure times, all interruptions of LWL-fibres are taken into account, with the exception of planned close-downs and turn-off times as defined in item 2.8.4. This shall also apply hereafter for necessary, planned close-downs in connection with gas activities.

         The scheduling and coordination process for planned work projects is defined under item 2.8.4.

         Parties agree to a failure time of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## and year, with an average fault clearance time of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## h.

         Failure times of the total network are considered over a period of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## years.

         ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.

CONFIDENTIAL TREATMENT

         The agreed failure time of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##km refers to a fibre optic cable with up to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##fibres. For each fibre in excess of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##./fibre will be deducted for each case of interruption.

         Example: cable with 38 fibres, failure time 14 h

              14 h - (##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##./fibre x 8 fibres) = ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##h

         ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##h will be included in calculations.

         For the calculation of failure times, an additional, calculatory deduction of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## h for each failure shall be observed for the partial route.

2.7.2    FAULT CLEARANCE TIMES

         ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will in any event restore availability of the fibre optic cables as quickly as possible (by means of exchange or repair, depending on circumstances). The fault clearance time for a reported fault is ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## h, with the exception of major damages and effects of act of God.

         If the affected fibre optic cable comprises more than ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## LWL-fibres used by HER, the permissible fault clearance time for each fault shall, by way of calculation, be increased by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##for each LWL-fibre used by HER. If the affected connection between system engineering locations has a length of more

CONFIDENTIAL TREATMENT

         than ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## km, the permissible fault clearance time is increased by an addition period of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##. The fibre optic cable on the route between ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##is held in co-ownership. The permissible fault clearance time is ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##. The permissible fault clearance time for the section ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## The quoted times do not include provisions for final measurements. Final measurements shall be performed in coordination with HER within the framework of plannable work projects (e.g. on the following day).

2.7.3    MAJOR DAMAGES / DESTRUCTION

         Refer to LWL-Agreement.

2.8      MAINTENANCE

         ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## undertakes to maintain the cable system, consisting of the fibre optic cable, joint boxes and cable end facilities with splice cassettes and connectors plus coupling on the long-distance end of the cable. For this purpose, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall provide an organisation with trained staff and suitable equipment, enabling them to initiate and execute repair measures at any day and any time after a fault has been reported. Contracting parties shall agree on a reliable means of transmitting reports in case of faults, in accordance with the state of the art (e.g. by telephone, FAX, e-mail, coupling of network management systems or similar). German is the permitted language.

2.8.1    OBLIGATIONS OF HER

         The HER-NOC shall monitor transmissions through the LWL used by

CONFIDENTIAL TREATMENT

         them by means of their system engineering facilities and detect interruptions. An interruption is defined as transmission failure due to a deviation from rated values in one or several LWL-fibres. In case of interruption, HER shall inform ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## by telephone or fax (failure report). Following that, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall perform repairs.

         Failure reports shall include the following data: a reference number, the time of making the report, the affected connection between two interconnection points, the ident-numbers of the LWL, which were interrupted, and the priority sequence of LWLs for fault clearance. This is, as a rule, performed in the same sequence as the numbering of the LWL, unless the HER-NOC prescribes a different sequence in their failure report.

         If, in case of a branching LWL, the network transition ends within the site of a third network operator, then HER shall ensure that ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## has access to this site for repairing the branching LWL. If the HER-NOC fails to fulfil this obligation, times of delays resulting from this shall not be counted towards fault clearance times and failure times. The HER-NOC shall ensure that the lasers are switched off during fault clearance times.

         If the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## LWL-fibres are directly connected to a HER-LWL fibre by splicing, the procedure as described below shall be applied:

         HER-NOC informs both partners at the same time about the problem and request both of them to initiate fault clearance on both ends simultaneously. Should problems arise in locating the precise place of the fault, the HER-NOC expects both partners to work together in a cooperative manner during fault locating procedures and to provide the same technical support as they would do, if any of them was alone responsible for a fault within his section. If ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## ascertains that the fault is not located within their section, the HER-NOC shall "demobilise " the

CONFIDENTIAL TREATMENT

         ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##personnel.

2.8.2 OBLIGATIONS OF ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

         ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall keep a stock of the following LWL-specific equipment at their service support points:

         o     LWL-repair cable of suitable length
         o test instruments for attenuation measurements [e.g. Optical Time Domain Reflectometer (OTDR) and attenuation measurement station]
         o     fusion splicing equipment
         o     joint boxes
         o     pigtails
         o     connectors/couplings

         Should this equipment prove to be insufficient, it has to be extended as laid down in item 6.

         ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall perform repairs in case of interruptions on any day at any time after receipt of the failure report.

         Upon reasonable request by HER, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall perform Optical Time Domain Reflection and level measurements at the LWL, to check, whether attenuation values have increased as compared to the currently documented state.

         Should HER ascertain an increase in attenuation in the LWL, the following procedure shall be applied:

       - The HER-NOC shall inform the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##-NOC immediately, if data losses are detected, which, according to HER's assessment, are due to an increase in attenuation of the LWL.

       - Upon receipt of this notification, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall, in coordination with the HER-NOC, perform a

CONFIDENTIAL TREATMENT

         measurement of Optical Time Domain Reflection (OTDR), in order to find and remedy any damages in the LWL or its terminals (ODF). Such OTDR-testing can be supervised by HER on their request and is considered as planned interruption of operations;

       - ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall report test results to HER-HOC immediately after measuring. HER is entitled to check results;

       - If the test shows no increase in attenuation in the LWL, HER shall reimburse ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## with the costs for performing the test;

       - In case of an increase in attenuation exceeding the values guaranteed under 2.4.2.4, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## undertakes to provide for appropriate remedies, as agreed with the HER-NOC;

       - An increase in attenuation shall only be considered as eliminated after confirmation through an acceptance measurement.

         In case of interruptions, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall perform repairs on any day and at any point of time after receipt of the failure report.


2.8.3    PROCESSES

2.8.3.1  BEGINNING OF A FAULT SITUATION

         HER-NOC reports the occurrence of a fault to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## by telephone and fax (failure report). The time of arrival of the fax at ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## represents the starting time for determining the fault clearance time. ##MATERIAL OMITTED AND SEPARATELY FILED

CONFIDENTIAL TREATMENT

         UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall immediately confirm receipt to HER-NOC, also by fax. If no fault can be found after a failure report was made, no fault clearance time shall accounted for. HER shall bear the costs for the respective fault clearance call-out.

2.8.3.2  RULES FOR REPAIRS

         Upon receipt of a failure report, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall (as soon as this is possible to foresee) advise HER-NOC, whether they require HER's cooperation (e.g. coordination of measures to be taken). With their failure report, HER-NOC will advise of any special circumstances to be taken into account. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall inform HER-NOC about the course of repair activities (example: responsible ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## representative on-site, localisation of the fault, process of repair work, expected duration of the close-down necessitated by such work).

         Permanent splices have to be constructed as fusion splices in a recognised procedure. Upon agreement with HER-NOC, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## may remedy the interruption of a LWL by providing another LWL, which can be used by HER (Transfer). HER-NOC and ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## may agree, that such a transfer shall lead to a permanent LWL-exchange. Otherwise, the original LWL has to be repaired and transferred back in a planned work project. The time of close-down connected with such a transfer shall be determined in mutual agreement between ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## and Her-NOC.

2.8.3.3  END OF A FAULT SITUATION

         Repairs are considered completed as of that point of time, when the fault was eliminated and ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

CONFIDENTIAL TREATMENT

         notified HER-NOC to this effect by telephone. The time of completion agreed during the telephone conversation shall be confirmed by fax. The fault clearance time ends at the same time as the completion of repairs. HER-NOC shall confirm this notification by fax.

         ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## may perform a temporary repair, if this eliminates the fault. With regard to the end of the fault situation, the same applies as for a regular repair, with the exception that ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## has to inform the fact, that this is a temporary repair.

2.8.4    PLANNED CLOSE-DOWNS AND/OR TURN-OFF TIMES AS PROVIDED BY THE AGREEMENT

         Planned close-downs and turn-off times are times, during which measures are taken on the cable system, the scheduling of which had been coordinated between HER-NOC and ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## beforehand (planned work projects).

         Date and place of planned work projects, which lead to a plannable interruption of the LWL, shall be communicated by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## as early as possible; if the information is available, 30 days in advance. but not later than 7 days in advance. Time and duration of the interruption of the LWL shall be notified not later than 3 days in advance. Planned LWL-interruptions have to be scheduled in mutual agreement and should preferably be performed during slack periods.

3.       ACCESS TO HER-FACILITIES

         ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## on their access requirements (by sending a fax to the network control centre). Doing so, HER have to observe the following notice periods:

         Initial installation                       1 week in advance

         Upgrades                                   1 week in advance

CONFIDENTIAL TREATMENT

         Engineering works                          3 working days in advance

         Removal of equipment                       5 working days in advance
                                                    (including a list of the
                                                    equipment to be removed

         Routine maintenance                        3 working days in advance

         Repairs in case of faults                  immediately (24 hours / 365
                                                    days)

         In all other instances, access shall be granted in mutual agreement and after previous notice. This notice must be received by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## not earlier than 5 working days prior to the planned access.


4. CONTROL AND IMPLEMENTATION OF CONTRACTUALLY AGREED SERVICES AFTER PROVISION OF FIBRE OPTIC ROUTES

         HER and ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall, for the time following provision of the LWL, appoint staff to be responsible for control and execution of the contractually agreed services.

         The staff appointed by HER and ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## (operations management) shall work together to prepare a manual to determine operational details for maintenance (examples: appointment of responsible persons, contact points, processes, check lists, spare parts inventory, staff training, updating of documents, monitoring functionality of the equipment used). The manual has to be updated when required. In a special harmonisation process, parties shall recognise the contents of the manual as binding. This has to be in writing. Parties shall use their best efforts to achieve mutual agreement with regard to any measures to increase availability, if, in the LWL used by HER, the fault clearance times indicated in the agreement are exceeded.

         ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall inform HER, if they appoint any sub-contractors to take over any tasks and works under this contract. In such a case, all agreements made are to be applied to the subcontractor analogously.

CONFIDENTIAL TREATMENT

5.       COMMUNICATION

         For purposes of communicating in case of faults, HER and ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall provide routes and means of communication, which can be used independently of the telecommunication equipment and the cable forming the subject matter of this agreement.

         Operational communication, with the inclusion of failure notices, takes place between the HER Europe Railtel Network Operations Center (NOC) and ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## Headquarters. These are manned 24 h every day. German is the permitted language.

         The contact points of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## and HER shall be listed in the manual not later than at that point of time, when the LWL is made available. This indication in the manual has to be continuously updated.

         For each repair, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall appoint a responsible representative and notify HER accordingly. When required, HER shall also appoint a responsible on-site representative.

6.       PERMANENT MODIFICATION OF THE NETWORK

         ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## are authorised to change the site of the LWL and/or HER-equipment, provided that they have a sound reason for this and BASICALLY ONLY UNDER THE FOLLOWING CONDITIONS

         a) ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall, as early as possible, submit to HER an application for a permanent change of locality of the LWL and/or the HER-equipment;

         b) This permanent relocation will have no effect whatsoever on the fees payable to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##;

CONFIDENTIAL TREATMENT

         c) The LWL may not be relocated in such a manner, that is runs parallel to a route which already contains a connection. This shall ensure to maintain the diversity of the HER-network. This condition does not apply to links to container stations;

         d) This permanent modification/relocation has to be planned in such a manner, that the interruption of signal transmissions on the LWL is kept as short as possible;

         e) Performance criteria of the LWL or the installed equipment must not be negatively affected as a consequence of the modification/relocation.

            Costs for relocations shall be borne wholly by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.

7.       CONTAINER STATIONS

         ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## are prepared to assist with the procurement of sites for container stations. Engineering costs required for this shall be agreed separately. This also applies to the acquisition of land or the lease of a plot, which may be required, as well as expenses for utilisation of a plot or existing premises. Construction, installation and maintenance of containers shall not become part of the LWL-Agreement.

7.1      TASKS IN CONNECTION WITH CONTAINER STATIONS

         Following the procurement of the respective sites or premises, contractor shall plan and implement all measures required for constructional preparation and/or erection of the containers, including connection to the power supply. The containers shall be called from a supply quota to be indicated by contract awarder or contract awarder's customer. The erection of the containers shall be supervised by the contractor and all finishing work up to acceptance procedures by the authorities will be executed by him. Contractor shall take over project management for the work mentioned above. The tasks are detailed as follows.

             - Contractor shall endeavour to procure plots with container spaces or rooms which may be used according to the specifications of the contract awarder. In this context, use means: possibility for purchase, lease, rent or other utilisation by contract awarder or his customers.

             - General arrangements with authorities, obtaining approval of the planned measures by the authorities (also change of utilisation of rooms) and compilation of requirements by the authorities.
             - General arrangements with the EVU in charge and, if applicable, also with the Telekom: compilation of requirements.
             - General arrangements with the owners/usufructors of the plot / rented space.
             -    Procedure to be followed when looking for a site:

         The search for accommodation locations for the technical systems of contract awarder and/or his customer shall be based upon the following procedural mode:

         -        Contract awarder indicates desirable sites to contractor.
         - Following this indication, stations of gas suppliers will first be examined for possible accommodation sites.
         - If the search for a site within gas supplier stations or in their immediate vicinity remains unsuccessful, contractor shall plan and procure other suitable sites in cooperation with contract awarder.

         During such a search, the following sequence of priorities shall as a rule be adhered to:

         o Joint use of the gas supplier's station area for the erection of containers;
         o If accommodation within the station area proves to be impossible, then the second priority shall be an extension of the station area (with fencing) to create container spaces;
         o If this too, proves to be unattainable, contractor shall plan and procure spaces for the erection of containers within the area of fibre optic routes, but outside station areas;
         o Joint use of buildings on gas supplier stations; if necessary, also by extending existing buildings or erecting additions to existing buildings;

         HER shall submit specifications for the container station without delay (see item 7.3).

7.2      ACQUISITION OF TITLE

         -        if required, survey of plot and access road
         -        preparation of documents for the acquisition of title
         -        execution of the acquisition of title

7.3      LAYOUT WORK IN CASE OF CONTAINERS

         -        Layout of containers according to local building regulations,
                  o Definition of special design forms (design of roof and exterior)

         - Design of foundations, calculation of foundations, if standard is not applicable;
                  o        Definition of civil engineering works

         - Planning of the access road (for the building phase as well as later service) and of the plot;
                  o        connection to a public road
                  o        fencing (if required)
                  o parking facilities for service vehicles, if required as a condition imposed by an authority;
                  o        required planting.

         - Preparation of the documentation required for the building application and obtainment of building permits for
                  o        access road and connection to public roads;
                  o        erection of the cell;
                  o        erection of fencing;
                  o        planting.

7.4      IMPLEMENTATION IN CASE OF CONTAINER STATIONS

         -        Procurement of terminals
                  o terminal of power supplier with meter cabinet / meter tower,
                  o        telephone installations

         -        Procurement of electrical installation
                  o cable between power suppliers' terminal and container area,
                  o        grounding and lightning protection

         -        Procurement of building works (three inquiries each) for

CONFIDENTIAL TREATMENT

                  o foundations,
                  o access road,
                  o fences, as required,
                  o planting

         - Coordination and supervision of all individual works and contractor's services listed above, including:
                  o supervision of the above mentioned works in the realms of electrical engineering and civil engineering,
                  o        follow-up and control of schedule,
                  o        measuring finished works,
                  o        acceptance and delivery,
                  o        call-off of containers,
                  o        supervision of container placement.

         - Performance of all required acceptance procedures by authorities, including acceptance of:
                  o        container and fencing,
                  o        access road,
                  o        planting.

         -        surveying existing facilities.

8.       BASIC TECHNICAL SPECIFICATION FOR SYSTEM ENGINEERING STATIONS

         The following data are to be understood as orientation values, intended to describe the scale of the procurement service to be provided by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.

8.1      FLOOR AREAS OF CONTAINERS

         An example for the dimensions of containers to be erected, with specifications to be given by HER:##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## mm. The containers require a power supply terminal and a Telekom terminal.

         The space requirement for each container can be assumed to amount to approx. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##square meters. Additional space will be required for the fence, which may be

CONFIDENTIAL TREATMENT

         necessary, the access road may necessitate compensation areas as prescribed by the authorities; space may also be needed for an antenna site with space for setting up radio link equipment, a parking lot, and, if required in addition, a space which may, in case of a power failure, be used temporarily for a mobile emergency power generating set.

8.2      SPACE REQUIREMENT

         The space requirements for each container space amounts to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

         The room for system engineering facilities has to fulfil the following, basic requirements (which are normal standard for EDP and telecommunication rooms) or it must be possible to refurbish it accordingly:

o        meter of the power supplier,
o        sufficient carrying capacity of ground and double bottom,
o        safe cable leading
o fulfilment of safety requirements with regard to burglary, sabotage, fire, flood
o possibility to install air conditioning facilities, e.g. outside space to set up condensators or recoolers, as well as channels/ducts for the necessary power lines, external and internal lightning protection and grounding.
o        access (as defined in the agreement) including closing facilities
o        suitable service roads

9.       DEFINITIONS

         HER-NOC                           Hermes network control system in Brussels

          First Level Maintenance (FLM)    Simple activities (e.g. exchange of a PCB) by a
                                           qualified technician, which serve to immediately
                                           restore network operations.

          Second Level Maintenance         All activities which cannot be performed by a
                                           FLM-technician, because they require specific
                                           technical expertise.

          FLM-technician                   Qualified ##MATERIAL OMITTED AND SEPARATELY
                                           FILED UNDER A REQUEST FOR CONFIDENTIAL
                                           TREATMENT##-employee or appointed qualified
                                           third party

          SLM-technician                   Qualified employee of HER or a third party (e.g.
                                           manufacturer) (expert).

          Level 1                          refer to FLM

          Fault clearance time             Interval between arrival of the fax with the
                                           failure report as defined under 2.8.3.1 ad
                                           completion of repairs as defined under 2.8.3.3
                                           of this Schedule. The fault clearance time is
                                           defined for each individual fault.


CONFIDENTIAL TREATMENT

Schedule 3a
appertaining to the
Agreement on the Implementation
and Utilisation of Fibre Optic Routes

Specifications for the Section ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

1.       Preamble

         The "specifications for the section ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##" are a schedule to the agreement between ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## and HER concerning implementation and utilisation of fibre optic routes and procurement of container stations.

         In this section, an existing fibre optic cable with ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## fibres shall be used. Technical characteristics of this cable are thus pre-set. Skeleton conditions for repair are given as well.

2. Technical Requirements for fibre optic cables and their connection facilities

2.1      Connection of fibre optic routes in HER-System Engineering Stations

         Refer to Schedule 3.

2.2      Connection of fibre optic routes at cable branches (passive branch)

         Refer to Schedule 3.

2.3      Fibre optic route connectors

         Refer to Schedule 3.

2.4      Technical specification for cables and cable installation

CONFIDENTIAL TREATMENT

         The cable has ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## fibres in accordance with ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.

         Those cable requirements, which are relevant due to their transmission-technological characteristics, are defined in the table below. The values for the attenuation coating as listed in the table, refer to fibre without splices.



-----------------------------------------------------------------------------------------------------------------
Characteristic                                       Requirement                   Temperature Range
-----------------------------------------------------------------------------------------------------------------

Attenuation coefficient (alpha)                      ##MATERIAL OMITTED AND        20 degrees C - 40 degrees C
relative to ##MATERIAL OMITTED                       SEPARATELY FILED UNDER A
AND SEPARATELY FILED UNDER A                         REQUEST FOR CONFIDENTIAL
REQUEST FOR CONFIDENTIAL                             TREATMENT##
TREATMENT## nM                                       (see note below)
maximum             db/km
-----------------------------------------------------------------------------------------------------------------

Attenuation coefficient (alpha)                      ##MATERIAL OMITTED AND        20 degrees C - 40 degrees C
relative to ##MATERIAL OMITTED                       SEPARATELY FILED UNDER A
AND SEPARATELY FILED UNDER A                         REQUEST FOR CONFIDENTIAL
REQUEST FOR CONFIDENTIAL TREATMENT## nM              TREATMENT##
maximum                    db/km                     (see note below)
-----------------------------------------------------------------------------------------------------------------

Chrom. dispersion parameter                                                        20 degrees C - 40 degrees C
at ##MATERIAL OMITTED AND
SEPARATELY FILED UNDER A
REQUEST FOR CONFIDENTIAL                             ##MATERIAL OMITTED AND
TREATMENT## nm                                       SEPARATELY FILED UNDER A
maximum                   ps/[nm-km]                 REQUEST FOR CONFIDENTIAL
                                                     TREATMENT##

-----------------------------------------------------------------------------------------------------------------

Note:

The values refer to each individual fibre optic route within the cable.

CONFIDENTIAL TREATMENT

         Required is a homogenous progression of attenuation, however, some attenuation jumps are permitted, provided that the total of such jumps does not exceed the value of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##km length of fibre optic route. The arithmetic mean value of measurements taken on both ends is considered as value of an individual jump in attenuation.

2.5 Acceptance tests for type samples and deliveries, testing of individual units

         Refer to Schedule 3.

2.6      Provision of LWL-lines

         Refer to Schedule 3.

2.7      Failure times, fault clearance times, major damages

         Refer to Schedule 3.

3.       Access to HER-Facilities

         Refer to Schedule 3.


4. Control and implementation of contractually agreed services after provision of fibre optic routes

         Refer to Schedule 3.

5.       Communication

         7.       Container stations

6.       Permanent modification of HER-equipment

         ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## are authorised to change the site of HER-equipment, provided that they have a sound reason for this and BASICALLY ONLY UNDER THE FOLLOWING CONDITIONS

CONFIDENTIAL TREATMENT


         a) ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall, as early as possible, submit to HER an application for a permanent change of locality of the HER-equipment;

         b) This permanent relocation will have no effect whatsoever on the fees payable to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##;

         c) This permanent modification/relocation has to be planned in such a manner, that the interruption of signal transmissions on the LWL is kept as short as possible;

         d) Costs for relocations shall be borne wholly by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.

7.       Container stations

         Refer to Schedule 3.

CONFIDENTIAL TREATMENT

EXHIBIT 4: EXPLANATION OF ABBREVIATIONS USED IN CONTRACT RE MILESTONE TIME TABLE

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

CONFIDENTIAL TREATMENT

Schedule 5
appertaining to the
Agreement on the Implementation
and Utilisation of Fibre Optic Routes

                   Cost Elements and Examples for Calculations

A.       COST ELEMENTS

         Section I:

1.       Cables, assembly, assembly materials, sealing ends
         Cables ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## water tight in longitudinal direction, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## fibres.
         Acceptance measurements
         Assembly material: joint boxes, identification markings
         Assembly work
         End sealings (patch fields) within buildings (placing at disposal) Introduction into buildings
         Other cable material
         Procurement of co-ownership in existing fibre optic cable systems or cables

2.       Cable ducts, material
         Cable ducts (e.g. make Vogelsang), ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## (no recycling material), compression-proof, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##
         Assembly material (joint boxes)
         Other cable duct material

CONFIDENTIAL TREATMENT

3.       Civil engineering

         Localisation of gas line and setting out of gas line with poles
         Wood cutting, clearing of riding cuts
         Embedding of cable duct with cable plough Embedding of cable duct with trench cutting machine
         Embedding of cable duct in the open pipe drench
         Solo routes
         Special constructions: crossings, obstacles (opening communication passages)
         Repairs of drainages in the course of embedding works
         Reserves for drainage repairs (damages caused by accumulation of water), if such damages are detected and claimed for after completion of embedding works (##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## DM/m)
         Pits for the introduction of cables (injection pits)
         Construction of access roads, storage areas
         Restoration of surfaces
         Other civil engineering works
         Liability insurances for builder and contractor
         Payments to parties other than partners (gas suppliers, the routes of which are being used) for documentation, share in the costs for clearing riding cuts, etc.
         Procurement of existing cable duct capacities through purchase Procurement of existing cable duct capacities through leasing (prepayment of rent, continuous rent)

4.       Approvals for crossings

         Fees charged by authorities for approval of crossings as set out in the respective statement of fees (technical and administrative examinations, etc.)
         Fees raised by valuer's offices
         Other fees raised by authorities

5.       Engineering

         Project management, coordination of engineers (fixed amount) Determination of routes
         Tenders, contract awards
         Procurement of plans of holdings and titles

CONFIDENTIAL TREATMENT

         Presentation of project to authorities, agencies of public interests, etc.
         Negotiation of skeleton agreements with ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##
         Procuring information about the identification of special areas, protected areas
         Procuring information about owners and managers
         Investigation of routes on site
         Compilation of lists of authorities
         Compilation of lists of structures
         Negotiations with authorities, clarification of conditions for granting approvals
         Adaptations of routes
         Surveying route locations and building sites
         Preparation of layouts
         Ascertainment of work to be performed by third parties
         Notification of property owners and managers
         Obtaining approvals for crossings
         Preparation of accessory landscaping plans
         Handling of compensation payments for field and growth damages
         Handling of approval procedures under nature protection law
         Handling of approval procedures for crossings
         Handling of payments to property owners and managers in connection with the building project
         Supervision of building activities
         Acceptance procedures
         Documentation
         Other engineering work

6. Preliminary planning, project management, documentation (fixed amount without individual proofs)

         Costs for preliminary planning
         Builder's project management
         Coordination activities, harmonisation of activities on site Clarifications concerning the procurement of rights of way and approvals
         Set-up of documentation
         Clarification of route utilisation with gas supplying partners Other project management activities

CONFIDENTIAL TREATMENT

         Section II:

7a)      Procurement of rights of way, engineering

         Handling of compensation payments under Section 57 TKG (Telecommunication Law) Negotiations with property owners and other title holders Contingency premiums for engineering offices
         Legal proceedings to enforce claims, costs for legal disputes Procurement of contracts on the granting of real securities: visiting and approaching of property owners; extent to be agreed
         Handling of entry in the land register
         Procurement of contracts on the granting of obligatory securities Activities to approach property owners and other title holders by letter
         Handling of compensation payments
         Agricultural expertises to ascertain compensation amounts
         Fees for notaries and courts
         Soil expertises for crossings, if required by institutions charged with the duty to construct and maintain roads, or by railway companies, or others
         Other engineering work to procure rights of way

7b) Procurement of rights of way, payments to property owners and other title holders

         Compensation payments under Section 57 TKG
         Compensation for easements (real security)
         Compensation for obligatory security
         Express charges for property owners
         Special compensations for building land or other value equalisation Special equalisation payments for building land
         Reimbursement of expenses for property owners and other title holders Special payments to property owners and other title holders
         Payments to associations and ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## for mediation and consulting activities
         Travel expenses, other expenses to be reimbursed to property owners and other title holders
         User fees for traffic infrastructure and railway plots
         Administration fees and lump-sum compensations under Section 52 TKG Other payments to property owners and other title holders

8.       Compensation for field damages, nature protection

         Compensation for field and growth damages to property owners and managers
         Handling costs for individual settlements
         Obligations imposed under nature protection law, countervailing measures
         Special expertises Other compensation measures for field damages Other nature protection measures

CONFIDENTIAL TREATMENT

B.       Examples for calculations


         Calculation example 1:    Liquidated damages for exceeding permissible
                                   failure times

         Note: This example does not account for liquidated damages for exceeding permissible fault clearance times. Please see calculation example 2.

         Assumptions:               Failure times amount to 18 hours and 59
                                    minutes in the 1st year, 8 hours and 35
                                    minutes in the second year. The length of the total network remains unchanged at ##MATERIAL OMITTED AND SEPARATELY FILED
                                    UNDER A REQUEST FOR CONFIDENTIAL
                                    TREATMENT##km in both years

         Calculation (biennial mode):

         a)       Calculation of the transgression of failure times:

         The total of failure times (over two years) amounts to 27 hours and 34 minutes. The permissible failure time (the length of the network has to be considered ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##) amounts to:

         ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## hours when rounded (commercial accounting).

         The permissible failure time has thus been transgressed by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## minutes.

         b)       Calculation of fictitious user fees:

         Advance payments of user fees (assuming that the planned values of total costs are accurate) amount to:

         Partial route 1: ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

CONFIDENTIAL TREATMENT

         Partial route 2: ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

         Partial route 3: = ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

         Total of advance payments for user fees: = ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

         For a biennial turn, double of this value has to be taken into account. The fictitious user fee for one hour is thus calculated as follows:

         ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

         c)       Calculation of liquidated damages:

         LIQUIDATED DAMAGES ARE CALCULATED AS FOLLOWS:

         ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

         ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

         Calculation example 2:       Calculation of failure times, taking into
                                      account: number of fibres and distance
                                      between system engineering locations,
                                      determination of failure time, permissible fault clearance time and liquidated damages


        Assumptions:                  The number of LWL-fibres in the cable,
                                      which are used by HER, is ##MATERIAL
                                      OMITTED AND SEPARATELY FILED UNDER A
                                      REQUEST FOR CONFIDENTIAL TREATMENT##.
                                      Failures occur in a section, which is
                                      situated between two system engineering
                                      locations, at a distance of 63 km. 2
                                      failures occur. The actual fault
                                      clearance time in the first failure event is 25 hours and 13 minutes, and in the second event 9 hours and 21 minutes.

         CALCULATION (BIENNIAL MODE):

         a) Calculation of failure times and liquidated damages for transgressing the permissible failure time:

CONFIDENTIAL TREATMENT

         For each failure, the actual failure time is reduced by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## minutes. As the distance between the system engineering locations is larger than ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## km, one additional hour is deducted for each failure.

         The time values to be used as a basis for calculating transgression of failure times thus amount to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## minutes for the first failure event, and ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## minutes for the second event. In total, the calculated failure time amounts to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## minutes.

         The following is found, when calculations are based upon the results of calculation example 1:

         The permissible failure time has been transgress by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## minutes. Liquidated damages amount to:

         ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

         b) Calculation of liquidated damages for transgressing fault clearance times

         The permissible fault clearance time of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## plus an additional 1 hour, because the distance between

CONFIDENTIAL TREATMENT

         the system engineering locations is longer than ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## minutes.

         In the first failure event, the permissible fault clearance time has been transgressed by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##. Liquidated damages are:

         for the first ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

         for the next ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## hours or started hours

         ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## Liquidated damages = ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

         c)       Calculation of total liquidated damages

         The liquidated damages under a) and b) are added. A total of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## DM is paid as liquidated damages.

        Calculation example 3:                  Determination of user fee and
                                                increase of advance payments of
                                                user fees

        Assumptions:             After provision of the route, actual technical
                                 costs are determined for each partial route.
                                 Actual technical costs may, for example, amount to the following sums, when considering reserves and actual lengths of partial routes:

CONFIDENTIAL TREATMENT


        ---------------------------------------------------------------------------------------------------------
                  Partial route               Actual technical costs (DM)               Actual lengths
        ---------------------------------------------------------------------------------------------------------
        ##MATERIAL OMITTED AND SEPARATELY  ##MATERIAL OMITTED AND SEPARATELY   ##MATERIAL OMITTED AND SEPARATELY
        FILED                              FILED                               FILED
        ---------------------------------------------------------------------------------------------------------
        UNDER A REQUEST FOR CONFIDENTIAL    UNDER A REQUEST FOR CONFIDENTIAL   UNDER A REQUEST FOR CONFIDENTIAL
        TREATMENT##                         TREATMENT##                        TREATMENT##
        ---------------------------------------------------------------------------------------------------------
        ##MATERIAL OMITTED AND SEPARATELY  ##MATERIAL OMITTED AND SEPARATELY  ##MATERIAL OMITTED AND SEPARATELY
        FILED UNDER A REQUEST FOR          FILED UNDER A REQUEST FOR          FILED UNDER A REQUEST FOR
        CONFIDENTIAL TREATMENT##           CONFIDENTIAL TREATMENT##           CONFIDENTIAL TREATMENT##
        ---------------------------------------------------------------------------------------------------------

        The contract value for each partial route is:

        ---------------------------------------------------------------------------------------------------------
                  Partial route              Average contract value (DM/m)           Contract value (DM)
        ---------------------------------------------------------------------------------------------------------
        ##MATERIAL OMITTED AND SEPARATELY  ##MATERIAL OMITTED AND SEPARATELY   ##MATERIAL OMITTED AND SEPARATELY
        FILED UNDER A REQUEST FOR          FILED UNDER A REQUEST FOR           FILED UNDER A REQUEST FOR
        CONFIDENTIAL TREATMENT##           CONFIDENTIAL TREATMENT##            CONFIDENTIAL TREATMENT##
        ---------------------------------------------------------------------------------------------------------
        ##MATERIAL OMITTED AND SEPARATELY  ##MATERIAL OMITTED AND SEPARATELY  ##MATERIAL OMITTED AND SEPARATELY
        FILED UNDER A REQUEST FOR          FILED UNDER A REQUEST FOR          FILED UNDER A REQUEST FOR
        CONFIDENTIAL TREATMENT##           CONFIDENTIAL TREATMENT##           CONFIDENTIAL TREATMENT##
        ---------------------------------------------------------------------------------------------------------

CONFIDENTIAL TREATMENT

        The calculation value of the technical costs is:

        ---------------------------------------------------------------------------------------------------------
                  Partial route              Calculation value of technical      Difference: actual technical
                                                         costs                    costs minus contract value
        ---------------------------------------------------------------------------------------------------------
        ##MATERIAL OMITTED AND SEPARATELY  ##MATERIAL OMITTED AND SEPARATELY   ##MATERIAL OMITTED AND SEPARATELY
        FILED UNDER A REQUEST FOR          FILED UNDER A REQUEST FOR           FILED UNDER A REQUEST FOR
        CONFIDENTIAL TREATMENT##           CONFIDENTIAL TREATMENT##            CONFIDENTIAL TREATMENT##
        ---------------------------------------------------------------------------------------------------------
        ##MATERIAL OMITTED AND SEPARATELY  ##MATERIAL OMITTED AND SEPARATELY  ##MATERIAL OMITTED AND SEPARATELY
        FILED UNDER A REQUEST FOR          FILED UNDER A REQUEST FOR          FILED UNDER A REQUEST FOR
        CONFIDENTIAL TREATMENT##           CONFIDENTIAL TREATMENT##           CONFIDENTIAL TREATMENT##
        ---------------------------------------------------------------------------------------------------------

        Advance payments of user fees are increased as follows:

        ----------------------------------------------------------------------
                  Partial route             Increase of advance payments of
                                                       user fees
        ----------------------------------------------------------------------
        ##MATERIAL OMITTED AND SEPARATELY  ##MATERIAL OMITTED AND SEPARATELY
        FILED UNDER A REQUEST FOR          FILED UNDER A REQUEST FOR
        CONFIDENTIAL TREATMENT##           CONFIDENTIAL TREATMENT##
        ----------------------------------------------------------------------
        ##MATERIAL OMITTED AND SEPARATELY  ##MATERIAL OMITTED AND SEPARATELY
        FILED UNDER A REQUEST FOR          FILED UNDER A REQUEST FOR
        CONFIDENTIAL TREATMENT##           CONFIDENTIAL TREATMENT##
        ----------------------------------------------------------------------

         The calculated value of total costs for each partial route follows from the total of calculated values of technical costs, fixed costs and actual costs for rights of way and compensation for field damages. In detail, the following applies:

CONFIDENTIAL TREATMENT

        ---------------------------------------------------------------------------------------------------------
                  Partial route               Actual technical costs (DM)       Calculated value of technical
                                                                                            costs
        ---------------------------------------------------------------------------------------------------------
        ##MATERIAL OMITTED AND SEPARATELY  ##MATERIAL OMITTED AND SEPARATELY  ##MATERIAL OMITTED AND SEPARATELY
        FILED UNDER A REQUEST FOR          FILED UNDER A REQUEST FOR          FILED UNDER A REQUEST FOR
        CONFIDENTIAL TREATMENT##           CONFIDENTIAL TREATMENT##           CONFIDENTIAL TREATMENT##
        ---------------------------------------------------------------------------------------------------------
        ##MATERIAL OMITTED AND SEPARATELY  ##MATERIAL OMITTED AND SEPARATELY  ##MATERIAL OMITTED AND SEPARATELY
        FILED UNDER A REQUEST FOR          FILED UNDER A REQUEST FOR          FILED UNDER A REQUEST FOR
        CONFIDENTIAL TREATMENT##           CONFIDENTIAL TREATMENT##           CONFIDENTIAL TREATMENT##
        ---------------------------------------------------------------------------------------------------------


        ---------------------------------------------------------------------------------------------------------
                  Partial route                       Fixed costs               Actual costs for rights of way
                                                                                and field damage compensation
        ---------------------------------------------------------------------------------------------------------
        ##MATERIAL OMITTED AND SEPARATELY  ##MATERIAL OMITTED AND SEPARATELY  ##MATERIAL OMITTED AND SEPARATELY
        FILED UNDER A REQUEST FOR          FILED UNDER A REQUEST FOR          FILED UNDER A REQUEST FOR
        CONFIDENTIAL TREATMENT##           CONFIDENTIAL TREATMENT##           CONFIDENTIAL TREATMENT##
        ---------------------------------------------------------------------------------------------------------
        ##MATERIAL OMITTED AND SEPARATELY  ##MATERIAL OMITTED AND SEPARATELY  ##MATERIAL OMITTED AND SEPARATELY
        FILED UNDER A REQUEST FOR          FILED UNDER A REQUEST FOR          FILED UNDER A REQUEST FOR
        CONFIDENTIAL TREATMENT##           CONFIDENTIAL TREATMENT##           CONFIDENTIAL TREATMENT##
        ---------------------------------------------------------------------------------------------------------

CONFIDENTIAL TREATMENT

        The following user fees result:


        ---------------------------------------------------------------------------------------------------------
                  Partial route             Calculated value of total costs      Advance payment of user fee
                                                                              ##MATERIAL OMITTED AND SEPARATELY
                                                                                  FILED UNDER A REQUEST FOR
                                                                                   CONFIDENTIAL TREATMENT##
        ---------------------------------------------------------------------------------------------------------
        ##MATERIAL OMITTED AND SEPARATELY  ##MATERIAL OMITTED AND SEPARATELY  ##MATERIAL OMITTED AND SEPARATELY
        FILED UNDER A REQUEST FOR          FILED UNDER A REQUEST FOR          FILED UNDER A REQUEST FOR
        CONFIDENTIAL TREATMENT##           CONFIDENTIAL TREATMENT##           CONFIDENTIAL TREATMENT##
        ---------------------------------------------------------------------------------------------------------
        ##MATERIAL OMITTED AND SEPARATELY  ##MATERIAL OMITTED AND SEPARATELY  ##MATERIAL OMITTED AND SEPARATELY
        FILED UNDER A REQUEST FOR          FILED UNDER A REQUEST FOR          FILED UNDER A REQUEST FOR
        CONFIDENTIAL TREATMENT##           CONFIDENTIAL TREATMENT##           CONFIDENTIAL TREATMENT##
        ---------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------
                  Partial route               Advance payment of user fee,
                                                   including increase
        ----------------------------------------------------------------------
        ##MATERIAL OMITTED AND SEPARATELY  ##MATERIAL OMITTED AND SEPARATELY
        FILED UNDER A REQUEST FOR          FILED UNDER A REQUEST FOR
        CONFIDENTIAL TREATMENT##           CONFIDENTIAL TREATMENT##
        ----------------------------------------------------------------------
        ##MATERIAL OMITTED AND SEPARATELY  ##MATERIAL OMITTED AND SEPARATELY
        FILED UNDER A REQUEST FOR          FILED UNDER A REQUEST FOR
        CONFIDENTIAL TREATMENT##           CONFIDENTIAL TREATMENT##
        ----------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------
                  Partial route             Calculated value of total costs       Annual user fee ##MATERIAL
                                                                                 OMITTED AND SEPARATELY FILED
                                                                               UNDER A REQUEST FOR CONFIDENTIAL
                                                                                         TREATMENT##
        ---------------------------------------------------------------------------------------------------------
        ##MATERIAL OMITTED AND SEPARATELY  ##MATERIAL OMITTED AND SEPARATELY  ##MATERIAL OMITTED AND SEPARATELY
        FILED UNDER A REQUEST FOR          FILED UNDER A REQUEST FOR          FILED UNDER A REQUEST FOR
        CONFIDENTIAL TREATMENT##           CONFIDENTIAL TREATMENT##           CONFIDENTIAL TREATMENT##
        ---------------------------------------------------------------------------------------------------------
        ##MATERIAL OMITTED AND SEPARATELY  ##MATERIAL OMITTED AND SEPARATELY  ##MATERIAL OMITTED AND SEPARATELY
        FILED UNDER A REQUEST FOR          FILED UNDER A REQUEST FOR          FILED UNDER A REQUEST FOR
        CONFIDENTIAL TREATMENT##           CONFIDENTIAL TREATMENT##           CONFIDENTIAL TREATMENT##
        ---------------------------------------------------------------------------------------------------------

CONFIDENTIAL TREATMENT

        Calculation example 4:  Special adjustment of user fee



        Assumptions:             ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL
                                 TREATMENT##   succeed  to  achieve   cost-saving,   additional   marketing   by
                                 simultaneously  laying an  additional  LWL-cable in an  additional  cable duct, which was embedded at the same time,  over a certain section of partial route 1 and selling this additional  cable to Third Party A. This additional  marketing refers to a  distance  of  ##MATERIAL  OMITTED  AND  SEPARATELY  FILED  UNDER A
                                 REQUEST FOR CONFIDENTIAL TREATMENT## km.

                                 Pro rata building costs (actual technical costs, fixed costs, costs for rights of way and field damage compensation) for the additionally marketed section amount to
                                 ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##
                                 DM. Costs for cable and cable duct for HER amount to ##MATERIAL OMITTED AND SEPARATELY
                                 FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## DM.

                                 The actual distance marketed in addition is ##MATERIAL OMITTED AND SEPARATELY FILED
                                 UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.


       Calculation:

       Pro rata building costs, with deduction of cable and cable duct costs for HER, amount to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## DM. By multiplication with the factor ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## DM results.

       Line (1) of the Table in item 3.5.1 has to be considered for calculation.

CONFIDENTIAL TREATMENT

The rebate percentage F is:

         For the first sections up to L ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##%

         For the sections up to L = ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## Less than ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## km have been provided under the modified Cost-Plus Method, so that the percentage F is reduced by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## %.

         The amount of rebate follows from:

         ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## Total

Annual user fees for this partial route would thus be reduced by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## DM/a (Original amount in example 3: ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##DM/a).

CONFIDENTIAL TREATMENT

EXHIBIT 6: AVERAGE PRICE FORECAST PER KM OWN BUILD

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

CONFIDENTIAL TREATMENT

Schedule 7
appertaining to the
Agreement on the Implementation
and Utilisation of Fibre Optic Routes


         Rights of Way and Compensation Payments, Skeleton Agreement

         1.       PRIVATE PROPERTY

         As a rule, Section 57 TKG (Telecommunication Law) is to be applied to secondary embeddings of cable ducts and cables. This is based on the assumption, that gas line facilities secured by property rights or obligatory titles - i-e- the gas line with accessories and safety stripe - are used for the erection, operation and reconstruction of telecommunication lines. From the context of Section 57 (2) follows, that secondary embeddings of cable duct facilities have to be tolerated as well.

         Gas supplying companies strive to conclude skeleton agreements with the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, of which the majority of the property owners concerned are members and which play an essential role in this respect. These agreements are based on previously agreed basic data and are for all projects binding for the gas supplying companies. For property owners, these skeleton agreements represent recommendations. The agreed basic data provide for a compensation payment of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## DM per running meter of route, to be paid to property owners for secondary cable embeddings. Furthermore, a minimum of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## DM per owner has been agreed. A lump-sum compensation for field and growth damages in the amount of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## DM per m(2) of used area, i.e. in case of 3 m working strip width, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## DM per meter in regular cases, shall be offered to managers, for example lease holders, or the property owners themselves. Managers are entitled, to alternatively claim settlement and compensation according to individual proofs. In this case, additional costs

CONFIDENTIAL TREATMENT

         for assessment and handling arise. In addition to that, managers are paid a lump-sum reimbursement of expenses in the amount of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## DM per manager. A sample for this skeleton agreement is enclosed with this schedule 7.

         This skeleton agreement has already been concluded between Ruhrgas AG as the concerned gas supplying company and the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## and associations in Hesse and Rheinland-Nassau. It was not possible to achieve a skeleton agreement with the 'Rheinischer Landwirtschaftsverband' (Agricultural Association of Rhineland), however, the association noted the conditions provided for in the agreement and will refrain from giving their members diverging recommendations.

         The skeleton agreements contain a so-called most-favoured party clause, according to which payments in excess of the agreed limits, which were made in comparable individual cases, shall be made available to all property owners, if need by also in retrospect. Due to this, gas supplying companies exclude any transgression of the agreed sums.

         Furthermore, the skeleton agreements provide, that a limitation of liability has to be granted, particularly to telecommunications companies.

         The skeleton agreements leave it open, whether any legal claim to compensation payments exists at all under Section 57 TKG.

         Reimbursement of expenses to the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## themselves, which advise property owners and advocate the granting of permissions, are not listed in the skeleton agreements, but have, in individual cases, been promised in strictly confident collateral agreements.

         In order to ensure, that no uncertainties exist with regard to the term facilities (Anlagen) used in Section 57 TKG, a certain share of LWL-fibres is earmarked for purposes of the gas supplying company. It is thus taken as a basis, that the facilities to be erected, including all cable ducts and cables, form part of the accessories of the gas line facilities, which have to be

CONFIDENTIAL TREATMENT

         renewed within a foreseeable period of time, anyhow. As a rule, the execution of rights can be left to third parties.

         As a rule, gas line facilities with cables and accessories are secured by easements entered in the land register. Economic reasons prevent that gas suppliers keep lists of owners, cadastral notices etc. continuously updated. Especially in case of old facilities, it is well possible that easements were lost or cannot be proven any more due to the effects of war or inaccuracies in the land register, which occurred during changes in the land register and which became legally effective. In such cases, one has to assume that the pipeline is legally secured by way of loan for use. If such gaps in securing rights are found, gas suppliers will try in their own best interest, to restore this real security; however, time-consuming disputes may arise in such cases.

         Handling of legal issues concerning telecommunication infrastructure is, as a rule, performed by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## in the name of the gas supplying companies.

         Experience gathered in other projects with handling such matters show, that one can expect approval by a comparably large number of property owners and other title holders. Nevertheless, a number of property owners remains, who either do not make any statement at all, or who, either with good reasons but in some cases also irrationally, refuse to tolerate the building measure. If, in special cases, considerable additional impairments are put forward, alternative solutions have to be found. In case of unlawful bodily resistance, legal measures are required; so far, no experience has been gathered in this respect.

         There are only isolated cases of court rulings on the application of
         Section 57 TKG. In this respect, imponderabilities exists, as to whether courts will confirm applicability of this paragraph to secondary embedding projects alongside gas lines under the circumstances of the actual project, and whether they will confirm and/or deal with questions of compensation obligations etc.

         In some cases, e.g. for setting up connections or circumventing obstacles such as slide valve assemblies of the gas line, one will have to leave the secured gas line route and its protection stripes ("solo routes"). The LWL-route for such purposes has to be negotiated and secured by property

CONFIDENTIAL TREATMENT

         interest in free negotiations, i.e. there is no legal title to utilisation. In case of free negotiations, increased costs for the procurement of rights of way, compensation payments and expenses for property owners, notaries and courts are due.

2.       SPECIAL CASE; RAILWAY ROUTES

         Crossings of railway routes are on principle ruled by Section 57 TKG and have to be tolerated. In this regard, the owner is entitled to receive reimbursement of costs incurred for technical examinations, e.g. static determination of the stability of the railway embankment. Without cooperation by the Deutsche Bahn AG, execution of crossing work is excluded, due to possible impairments to the safety of railway traffic. Given the nature of railways, circumventing railway crossings is in most cases prevented by technical and economic reasons as well as reasons of time schedules.

         At this point of time, the Deutsche Bahn AG holds that Section 57 TKG does not include secondary embeddings of LWL-cables along railway lines. They have however, announced, that the are prepared to allow speedy finalisation of building activities within the framework of a contractual agreement with the gas supplying companies, which is currently being drafted, as far this concerns crossings only, not parallel routings. The legal situation, particularly entitlement to and amount of compensation payments or user fees claimed by the Deutsche Bahn are to be clarified in mutual agreement by way of a test case to be submitted to courts of general jurisdiction. For this purpose, the shareholders of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## have concluded a contract with the Deutsche Bahn AG, a copy of which is enclosed with this Schedule 7. It is to be expected, but not sure, that the Deutsche Bahn AG will grant approvals for crossings within an appropriate time frame as required for the project schedule. Judicial enforcement of possible legal entitlements to approvals of crossings on the basis of Section 57 TKG cannot be expected within the time frame of the project in each individual case.

3.       TRAFFIC INFRASTRUCTURE

         With respect to the utilisation of traffic infrastructure, it is assumed that utilisation will be allowed free of charge as provided by
         Section 50 TKG; this is so, because control over functions is exclusively assigned to licence

CONFIDENTIAL TREATMENT

         holders. Contract awarder will provide ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## with letters of confirmation, which will also include proof of the granted telecommunication licence. (TK-licence). As recommended by the Ministers of Transport and the Deutsche Stadtetag (Convention of Municipal Authorities in Germany), applications for crossings and utilisation will probably be approved, subject to the right to charge fees. Condition for approval is, that the customer holds a licence. Court rulings about the existence of a right of utilisation under the conditions at hand in this project and about the issue of costs are not in existence yet; the question of interpretation by the courts is thus encumbered with imponderabilities. In most cases, an alternative solution for crossing traffic infrastructure is excluded for technical and economic reasons as well as time schedule considerations.

         Experience with other projects shows, that some municipalities are not willing to wait for the result of the complaint of unconstitutionality by local authorities, in particular the complaint against the utilisation of traffic infrastructure free of charge, as laid down in
         Section 50 par. 1 TKG, despite reservation of payment, and that these municipalities are already calling for conclusion of contracts of permission with payment of user fees and normal handling fees, which we accept. In this case too, judicial enforcement of possible entitlements to the granting of utilisation permissions would exceed the time frame of this project.

         According to Sections 50 TKG, institutions charged with the duty to construct and maintain roads and/or settlement authorities are authorised to impose conditions, such as joint embedding of LWL-cable systems for other holders of user rights.

4.       OTHER APPROVALS UNDER PUBLIC LAW IN CONNECTION WITH ROUTE PLANNING.

Additional approvals under public law are required for the execution of the project; these are amongst others, approvals under nature protection law and law relating to water, approvals under dike law etc. Construction work may not be executed, if such approvals are not at hand. Obtainability of these approvals, as well as the conditions imposed in connection with these approvals can only be ascertained in the course of the project; the same applies to the feasibility of alternative solutions in those cases, where the required approval cannot be obtained. Judicial enforcement of entitlements to approvals cannot be expected within the time frame envisaged for the

CONFIDENTIAL TREATMENT

         project. Conditions imposed for approvals may generate additional costs, e.g. for compensating measures under nature protection law (e.g. afforestation, endowment of compensation funds, etc.).

5. Guidelines for costs of procurement of rights of way, compensation for field damages, etc.

         The guidelines below reflect expectations based on existing experience with comparable projects, which have been handled until now. However, these guidelines do not contain any statement, that these costs will apply in individual cases and/or that obtainability of rights of way, approvals etc. is warranted at all, or at the costs shown here.

         Compensation payments to property owners per length unit            ##MATERIAL OMITTED AND
                                                                             SEPARATELY FILED UNDER A
                                                                             REQUEST FOR CONFIDENTIAL
                                                                             TREATMENT##

         Lump-sum payments to property owners, associations etc., on the     ##MATERIAL OMITTED AND
         average of partial routes.                                          SEPARATELY FILED UNDER A
                                                                             REQUEST FOR CONFIDENTIAL
                                                                             TREATMENT##

CONFIDENTIAL TREATMENT

         Engineering work, attorney and court fees for handling and           ##MATERIAL OMITTED AND
         procurement of # approvals etc., on the average of partial routes    SEPARATELY FILED UNDER A
                                                                              REQUEST FOR CONFIDENTIAL
                                                                              TREATMENT##

         Compensation for easements, procurement costs and expenses for       ##MATERIAL OMITTED AND
         free routings outside gas line routes and in unsecured gaps, on      SEPARATELY FILED UNDER A
         the average of partial routes                                        REQUEST FOR CONFIDENTIAL
                                                                              TREATMENT##

         Lump-sum compensation of field and growth damages                    ##MATERIAL OMITTED AND
                                                                              SEPARATELY FILED UNDER A
                                                                              REQUEST FOR CONFIDENTIAL
                                                                              TREATMENT##

         Additional compensation for field and growth damages for             ##MATERIAL OMITTED AND
         individual settlements (e.g. special cultivations), construction     SEPARATELY FILED UNDER A
         of access roads, excess widths, etc., on the average of partial      REQUEST FOR CONFIDENTIAL
         routes.                                                              TREATMENT##


CONFIDENTIAL TREATMENT

         Nature protection measures on the average of partial routes          ##MATERIAL OMITTED AND
                                                                              SEPARATELY FILED UNDER A
                                                                              REQUEST FOR CONFIDENTIAL
                                                                              TREATMENT##

         Handling costs, expenses, expertises, etc.                           ##MATERIAL OMITTED AND
                                                                              SEPARATELY FILED UNDER A
                                                                              REQUEST FOR CONFIDENTIAL
                                                                              TREATMENT##

CONFIDENTIAL TREATMENT

EXHIBIT 8: GERMAN LICENSE

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

CONFIDENTIAL TREATMENT

Schedule 9
appertaining to the
Agreement on the Implementation
and Utilisation of Fibre Optic Routes

                         BANK GUARANTEE (STANDARD FORM)

1.       Bank guarantee as provided by 7.3.1.

                             Absolute Bank Guarantee

Guarantee holder:       ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST
                        FOR CONFIDENTIAL TREATMENT##

Contract Awarder:       Hermes Europe Railtel B.V.
Number of guarantee
contract:

Under the provisions of the Agreement on the Implementation and Utilisation of
Fibre Optic Routes concluded on ..... between contract awarder and guarantee holder, contract awarder is obliged as follows: (1) to make certain payments as provided in detail by item 7.1.2.1. d), item 4.6. and item 6.2.5. and (2) in case, that the last payment has not fallen due four weeks prior to expiry of this guarantee, to provide a new bank guarantee in the amount of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## to bank guarantee holder.

We herewith, on account of contract awarder's above obligations, take over absolute guarantee, waiving the defence of failure to pursue remedies and waiving the defence of voidability and eligibility for offset (Section 770 BGB, Civil Code), up to an amount of

         ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## with the inclusion of any and all supplementary claims and subject to the proviso that we may only be called upon to make payments in money under this guarantee.

CONFIDENTIAL TREATMENT

The guarantee is payable upon first demand. Guarantee holder shall simultaneously submit a written statement, that contract awarder has not fulfilled his above obligations.

Our guarantee expires, when this surety bond is returned, but at the latest, if and insofar as no claims based upon this guarantee have been put forward to us in writing and received by us before September 1, 1997.

The guarantee is subject to the laws of the Federal Republic of Germany. Place of jurisdiction for any disputes between guarantor and guarantee holder shall be Aachen.

2.       Bank guarantee as provided by 7.3.2.

                             Absolute Bank Guarantee

Guarantee holder:       ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST
                        FOR CONFIDENTIAL TREATMENT##

Contract Awarder:       Hermes Europe Railtel B.V.
Number of guarantee
contract:

Under the provisions of the Agreement on the Implementation and Utilisation of
Fibre Optic Routes concluded on ..... between contract awarder and guarantee holder, contract awarder is obliged to pay annual user fees.

We herewith, on account of contract awarder's obligation to pay user fees relating to the first three years and payable in 1998, 1999 and 2000, take over absolute guarantee, waiving the defence of failure to pursue remedies and waiving the defence of voidability and eligibility for offset (Section 770 BGB, Civil Code), for the amount of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## DM for the 1998 fee, and ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## DM each for the 1999 and 2000 user fees, and thus up to a maximum of

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## Deutsche Mark)

CONFIDENTIAL TREATMENT

with the inclusion of any and all supplementary claims and subject to the proviso that we may only be called upon to make payments in money under this guarantee. The guarantee is payable upon first demand. Guarantee holder shall simultaneously submit a written statement, that contract awarder has not fulfilled his above obligations. The guarantee may be claimed in instalments. We are obliged to immediately pay the instalments claimed from time to time, but we are not entitled to demand return of the surety bond. Only when the guarantee is claimed for the last instalment, the surety bond has to be returned to us.

Our guarantee shall expire in any event, when this surety bond is returned. Our guarantee is subject to pro-rata expiry, i.e. on December 31, 1999 it decreases by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## DM, and on December 31, 2000 by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## DM, if and in so far as no claims have been put forward to us before above dates. The guarantee shall expire completely, if and insofar as no claim for the last instalment has been out forward to us in writing and received by us before December 31, 2001.

The guarantee is subject to the laws of the Federal Republic of Germany. Place of jurisdiction for any disputes between guarantor and guarantee holder shall be Aachen.

3.       Bank guarantee for the case described under item 7.10

                             Absolute Bank Guarantee

Guarantee holder:       ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST
                        FOR CONFIDENTIAL TREATMENT##

Contract Awarder:       Hermes Europe Railtel B.V.

Number of guarantee
contract:

Under the provisions of the Agreement on the Implementation and Utilisation of
Fibre Optic Routes concluded on ..... between ... and guarantee holder, ... is obliged as follows: (1) to make certain payments as provided in detail by item
7.1.2.1. d), item 4.6. and (2) in case, that the last payment has not fallen due two weeks prior to expiry of this guarantee, to provide a new bank guarantee in the

CONFIDENTIAL TREATMENT

amount of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## to bank guarantee holder.

We herewith, on account of contract awarder's above obligations, take over absolute guarantee, waiving the defences of failure to pursue remedies and waiving the defences of voidability and eligibility for offset (Section 770 BGB, Civil Code), up to an amount of

         ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

with the inclusion of any and all supplementary claims and subject to the proviso that we may only be called upon to make payments in money under this guarantee.

The guarantee is payable upon first demand. Guarantee holder shall simultaneously submit a written statement, that ... has not fulfilled his above obligations.

Our guarantee expires, when this surety bond is returned, but at the latest, if and insofar as no claims based upon this guarantee have been put forward to us in writing and received by us before September 1, 1997.

Under the provisions of the Agreement on the Implementation and Utilisation of
Fibre Optic Routes concluded on ..... between ... and guarantee holder, ... is obliged to pay annual user fees and maintenance fees.

We herewith, on account of contract awarder's obligation to pay user and maintenance fees payable in the years from .... to ... , take over absolute guarantee, waiving the defence of failure to pursue remedies and waiving the defences of voidability and eligibility for offset (Section 770 BGB, Civil
Code), for the amount of ... , and thus up to a maximum of

                    ... DM (in words: ....... Deutsche Mark)

with the inclusion of any and all supplementary claims and subject to the proviso that we may only be called upon to make payments in money under this guarantee. The guarantee is payable upon first demand. Guarantee holder shall simultaneously submit a written statement, that contract awarder has not fulfilled his above obligations. The guarantee may be claimed in instalments. We are obliged to immediately pay the instalments claimed from time to time, but we are not entitled to demand return of the surety bond. Only when the guarantee is claimed for the last instalment, the surety bond has to be returned to us.

The guarantee is subject to the laws of the Federal Republic of Germany. Place of jurisdiction for any disputes between guarantor and guarantee holder shall be Aachen.

CONFIDENTIAL TREATMENT


                                    AGREEMENT

                             on regulations for the

                   "Secondary Embedding of Fibre Optic Cables to be Used for Telecommunication Purposes "


                                     between

                ... ##MATERIAL OMITTED AND SEPARATELY FILED UNDER
               A REQUEST FOR CONFIDENTIAL TREATMENT## hereafter -

                                       and

                                       ...

                       - called line operator hereafter -


The ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## recommends, that the respective property owners and managers proceed in accordance with this agreement, when concluding contracts with the line operator. The line operator on his part undertakes to use this agreement as a basis when concluding contracts.

CONFIDENTIAL TREATMENT

1.       Lump-sum compensation for embedding

         For the secondary embedding of fibre optic cables on legally secured line routes and the set-up of a telecommunication line, which follows from such embedding, the property owner shall be paid a lump-sum in the amount of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## DM per running Meter. The minimum for each property owner/community of owners shall be ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.

2.       Personal time expenditure (reimbursement for expenditure)

         The line operator shall pay a single lump-sum of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.-- DM for the personal time expenditure of each land manager. Necessary higher costs are reimbursed upon production of proof.

3.       Field and growth damages

         Upon completion of construction work, field damages are settled with the holder of user rights for the affected areas. This is centred on the offer of a lump-sum compensation for grassland and ploughland of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## DM per running Meter of cable route (this is equivalent to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## DM/m(2) work area), which includes the field damage caused in the year of construction as well as settlement for consequential damages, with the exception of possible damages to drainages or other hidden defects. This offer is based on a work strip of 3 m, as determined by the width of the cable plough. In forests, the offered lump-sum is ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## m per running Meter of cable route (this is equivalent to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## DM/m(2) work area). If wood felling is required outside the centre strip, which has to be kept free of wood for the natural gas pipeline, the expected stock value as laid down in the guidelines for the value of forests applicable in the respective region is paid for the felled stock of trees as

CONFIDENTIAL TREATMENT

         additional compensation. The owner of the forest may choose between compensation with or without taking over the wood.

         Special cultivations are treated individually, as a matter of principle.

         Lump-sum compensations are to be understood as inclusive of value-added tax, lost premiums/price compensation payments, supplementary benefits (e.g. straw, chips, beet tops), aggravation of farming and costs for seed and sowing. The lump-sum compensation does not include restoration of fences, roads and facilities, it does furthermore not include field damages outside the work strip defined above, damages in special cultivations caused by special structures as e.g. injection pits or storage areas.

         The land manager may decide for individual measurements instead of the flat-rate measurement, and/or he may decide for an individual determination of damages according to the appraisal guidelines of the ... ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, instead of the flat-rate settlement of field damages.

         Other damages (particularly subsidence, accumulation of water, damages to drainage, picking up rocks, etc.) and the consequential damages caused by this, shall be cleared by the line operator and/or compensated for separately upon request and production of appropriate proof.

4.       Execution of construction works and excavations

         If excavations over large areas (e.g. injection pits) are required, top soil has to be dug up, stored and filled back again separately from the subsoil. The soil has to be treated carefully.

         Functionality of drainages and other existing pipes and lines has to be preserved. Any damages have to be cleared by the line operator or he shall reimburse the required costs - upon prior agreement. The original status has to be restored.

         The same applies, if embedding of the cables is proven to have caused disruptions of the natural groundwater flow, necessitating water engineering measures.

5.       Overground facilities

CONFIDENTIAL TREATMENT

         The line operator shall pay a compensation for required sign posts and other overground facilities. This compensation is assessed according to the normal compensation for overground facilities in gas pipeline projects.

         The position of sign posts shall be agreed with the owner and the manager of the property.

6.       Minimum soil coverage

         Embedding of fibre optic cables is performed in such a manner, that a minimum soil coverage of 1 Meter is ensured and that the embedded LWL-cables are, as a rule, not positioned higher within the ground, than the existing gas pipeline. In justified cases, the parties concerned may agree on deeper embedding at the line operator's expense.

7.       Access road

         During the course of building activities, access to the properties has to be ensured. If required, the line operator has to make provisions for passage.

8.       Use of land

         The period of use and the start of construction work shall be announced to the property owner as well as the property manager in due time.

9.       Terms for payment

         The lump-sum compensation shall be paid at the start of construction work, to the bank account indicated by the owner. Should this payment be delayed, interest at a rate of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## above the valid discount rate of the Deutsche Bundesbank shall be due as of that point of time.

         If reimbursements of expenses according to item 2, and compensations of field and growth damages according to item 3 are paid later than 4 weeks after the affected areas were surveyed, the respective sums shall also be liable to interest at a rate of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## above the valid discount rate of the Deutsche Bundesbank.

CONFIDENTIAL TREATMENT

10.      Valuation and reapplication of boundary marks

         Valuation costs and costs for the reapplication of boundary marks to property plots, which may be required in individual cases, shall be borne by the line operator.

11.      Route changes

         If the property is not used due to a later change of route, the land manager is not required to return his compensation for expenses according to item 2 and the property owner is not required to return the minimum amount for lump-sum compensation according to item 3.

12.      Value-added tax.

         The property owner and the land manager may invoice the line operator with the amount of above payments to be made by the line operator, in order to indicate statutory value-added tax separately, if this is required by the individual case at hand.

13.      Disputes

         Should any disputes arise, the parties concerned shall endeavour, with assistance by the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, to achieve an amicable settlement.

14.      Compensation payments according to the Directive on Cultivated Plants

         The set-up of the telecommunication line must not cause the involved land manager, provided that he shows orderly conduct, to suffer any disadvantages with respect to price equalisation payments by the EU, due to standards set by the Directive on Cultivated Plants. The same applies to the obligation of the involved farming operations, to set aside agricultural land.

15.      Liability

         The line operator is liable for damages caused by embedding and operation of telecommunication lines, as provided by law. He indemnifies the property owner against any claims by third parties due to embedding and

CONFIDENTIAL TREATMENT

         operation of the telecommunication line. The line operator may not invoke Section 831, paragraph 1, clause 2 BGB (Civil Code).

16.      Injection points

         In case of injection points, field and growth damages shall be compensated as ascertained by measurements. In other respects, items 3 and 4 of this agreement apply accordingly.

17.      Most-favoured party

         If, within the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## territory and under comparable circumstances, the line operator pays a higher equalisation payment to an involved property owner, or if he pays higher compensations for damages to an involved land manager, all other property owners or land managers within the territory of the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, who are affected by secondary embeddings of fibre optic cables, shall receive an equivalent supplementary payment.

18. Secondary embedding of fibre optic cables outside the legally secured line route and/or, in case of forest properties, outside the strip to be kept free from wood.

         Outside of legally secured line routes, separate, individual agreements with property owners and land managers, who are not subject to this agreement, shall be concluded. If cables are embedded within forests, but outside the strip to be kept free from wood, separate agreements have to be concluded with the owner of the forest, too.

19.      Close-down and removal

         If a utility line secured by property lien is closed-down definitely, and when the easements entered in the land register are cancelled, the regulation under item 18 shall apply for the continuation of the telecommunication line.

         If a closed-down utility line is removed, and if, at that point of time, the fibre optic cable has been definitely closed down as well, the property

CONFIDENTIAL TREATMENT

         owner may demand removal of the cable, if a permissible use of the property is prevented, when the cable remains in place.

20.      Duration

         This agreement shall remain in effect until December 31, 1999. It is tacitly renewed by one year every year, unless terminated with ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## months written notice to the end of the year by one of the parties to the agreement.


         ... ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

CONFIDENTIAL TREATMENT

Schedule 10
appertaining to the
Agreement on the Implementation
and Utilisation of Fibre Optic Routes

                Intended Benchmarks for Subcontractor Agreements

   Important contract      Engineering work          Construction work                 LWL-cables and            Cable ducts
        clauses                                                                    components of LWL-cable
                                                                                          systems
1  Liquidated damages    none, unenforceable       ##MATERIAL OMITTED             ##MATERIAL OMITTED            ##MATERIAL OMITTED
                                                   AND SEPARATELY                 AND SEPARATELY                AND SEPARATELY
                                                   FILED UNDER A                  FILED UNDER A                 FILED UNDER A
                                                   REQUEST FOR                    REQUEST FOR                   REQUEST FOR
                                                   CONFIDENTIAL                   CONFIDENTIAL                  CONFIDENTIAL
                                                   TREATMENT##,                   TREATMENT##                   TREATMENT## of
                                                   calculated on the basis of     calculated on the basis of    individual order or
                                                   the total order value          the total order value         call

2  Insurances            Liability insurance for   Demanded is a sum insured      Demanded is a sum insured     none
                         engineers, sum insured:   of 10 mio. DM minimum          of 10 mio. DM minimum         (supply transaction)
                         1 mio. DM per claim for   per claim, as flat rate for    per claim, as flat rate for
                         bodily injury and other   bodily injury, material        bodily injury, material
                         damages, no pecuniary     damages and/or pecuniar        damages and/or pecuniary
                         losses.                   losses, including liability    losses, including liability
                                                   for effects on the             for effects on the
                                                   environment. The               environment. The
                                                   environmental liability        environmental liability
                                                   insurance covers the           insurance covers the
                                                   following risks:               following risks:
                                                   1. risk to WHG-facilities,     1. risk to WHG-facilities,
                                                   2. risk to sewage facilities   2. Risk to sewage facilities
                                                      and nuisance risk              and nuisance risk
                                                   3. supplementary cover         3. supplementary cover
                                                      (basic cover)                  (basic cover)
                                                   Contract awarder is            Contract awarder is
                                                   required to conclude a         required to conclude a
                                                   builder's and assembler's      builder's and assembler's
                                                   liability insurance.           liability insurance.
                                                   Existence of insurance has     Existence of insurance has
                                                   to be proven prior to          to be proven prior to
                                                   execution of the contract.     execution of the contract.

CONFIDENTIAL TREATMENT

3 Liability              Limited to the amount     Contractor is liable as        Contractor is liable as       As provided by the
                         of payments by            provided by law. In other      provided by law.              General Purchasing
                         contractor's liability    respects, as provided by       Contractor's liability shall  Conditions of the
                         insurance with a cover    section 22 of the AVB          not be limited by the fact    ##MATERIAL OMITTED
                         of 1 mio DM per claim                                    that the builder's and        AND SEPARATELY
                         for bodily injury and                                    assembler's liability         FILED UNDER A
                         other damages, no                                        insurance held by him does    REQUEST FOR
                         pecuniary losses.                                        not, or only partly, cover    CONFIDENTIAL
                                                                                  the actual damage.            TREATMENT##.

4 Rescission                   . / .               Contractor grants contract     Contractor grants contract    Contract awarder
                                                   awarder a right of             awarder a right of            is entitled to
                                                   termination for the event,     termination for the event,    perform necessary
                                                   that the project is not        that the project is not       changes to the
                                                   executed due to exceptional    executed due to exceptional   order any time,
                                                   circumstances. If contract     circumstances. If contract    or to limit the
                                                   awarder makes use of this      awarder makes use of this     scope of supply
                                                   right, costs for work          right, costs for work         and performance.
                                                   performed until that point     performed until that point
                                                   of time shall be               of time shall be
                                                   remunerated upon               remunerated upon
                                                   appropriate proof.             appropriate proof.
                                                                                  Addition:
                                                                                  right of rescission in case
                                                                                  of failure to remedy faults
                                                                                  after a reasonable extension
                                                                                  was granted, transgression
                                                                                  of the original delivery date
                                                                                  by more than 2 months,
                                                                                  failure to achieve defined
                                                                                  specifications.



5 Bank guarantees        none                       Contractor has to provide     Contractor has to provide     None
                                                    an absolute bank guarantee    an absolute bank guarantee
                                                    in the amount of 5% of the    in the amount of 5% of the
                                                    total order value as partial  total order value as partial
                                                    security for his warranty.    security for his warranty.
                                                    In other respects, section    For new suppliers only: As
                                                    25 the AVB apply.             security for the fulfilment
                                                    For new suppliers only: As    of the order, contractor
                                                    security for the fulfilment   shall provide a performance
                                                    of the order, contractor      bond in the amount of not
                                                    shall provide a performance   less than 10 % of the total
                                                    bond in the amount of not     order value, by way of an
                                                    less than 10 % of the total   absolute bank guarantee.
                                                    order value, by way of an
                                                    absolute bank guarantee.

6 Secrecy                A clause to this effect    A clause to this effect       A clause to this effect       A clause to this
                         shall be prescribed for    shall be prescribed for       shall be prescribed for       effect shall be
                         the respective             the respective contractor     the respective contractor     prescribed for the
                         contractor and             and his subcontractors.       and his subcontractors.       respective
                         his subcontractors.                                                                    contractor and his
                                                                                                                subcontractors.

7 Warranted                 . / .                   Selected specified            Selected specified            Selected specified
  characteristics                                   characteristics.              characteristics.              characteristics.



8 Warranty               Contractor warrants        The warranty period is        The warranty period of 5       The warranty period
  Indemnity              professional, faultless    5 years. In other respects,   years.                         is 2 years.  In
  Remedy of faults       execution of his work      section 23 of the AVB         Contractor is liable for       other respects, as
                         according to recognised    apply, as enclosed.           defects occurring during the   provided by the
                         engineering rules. The                                   warranty period in that        enclosed General
                         warranty period is 5 years                               manner, that deficient         Purchasing
                         after acceptance of the                                  performances or supplies       Conditions of the
                         respective work.                                         are improved, re-supplied      ##MATERIAL OMITTED
                         Indemnity is limited to                                  or exchanged promptly          AND SEPARATELY
                         cover for bodily injuries                                after notification to this     FILED UNDER A
                         or other damages through an                              effect. All reasonable         REQUEST FOR
                         engineer's liability                                     efforts have to be taken and   CONFIDENTIAL
                         insurance, with a sum                                    no costs may be caused for     TREATMENT##
                         insured of 1 mio. DM per                                 contract awarder. All costs
                         claim, no pecuniary losses.                              incurred, particularly costs
                         In case of performance,                                  incurred for assessment of
                         which is not in keeping                                  the defect, removal and
                         with the contract, contract                              re-assembly of defective parts
                         awarder is entitled to                                   and all other additional
                         subsequent improvement,                                  collateral performances are
                         until the defect is                                      to be borne by contractor.
                         remedied. Contract awarder                               If contractor repeatedly
                         shall grant contractor an                                delays remedy of defects, or
                         appropriate extension                                    if imperative necessities of
                         period for subsequent                                    contract awarder's operation
                         improvement. If                                          require immediate remedy
                         subsequent                                               of the defect, contract
                         improvement fails                                        awarder is entitled to either
                         twice, contract                                          remedy the defect himself
                         awarder shall be                                         at contractor's expense or
                         entitled to perform the                                  to have it remedied by a
                         secondary                                                third party. Indemnity for
                         improvement himself,                                     want of a warranted
                         contractor's costs, or to                                characteristic.
                         have them performed
                         by a third party.

Explanatory notes:

"AVB" denominates the General Conditions for the Award of Contracts of the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##; the relevant sections 22, 23 and 25 are enclosed. The General Purchasing Conditions of the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## are enclosed as well.

"WHG" denominates the Law on the Management of Water Resources

19.3 Payments shall be made upon proper invoicing only. All invoices and payment request have to be issued to the builder in twofold. They have to indicate the order number and the items to be settled and are to be submitted to the address indicated in the order. Accounting documents suitable for auditing, proofs of ascertained performances, such as surveys etc. have to be added (see also item 18.3).

20       SUPPLEMENTARY CLAIMS

         Supplementary quotations have to be submitted within 30 days after the notification of change (Schedule 9). They have to comprise all documents required for evaluation (statement of reasons including differentiation from existing performance contracts, detailed specification of services, written instruction by engineer/builder, proofs of supply and performance recognised by the [illegible], detailed statements of calculations and costs, etc.) and are to be submitted to the engineer (headquarters) in negotiable form. Insufficiently substantiated and/or proven supplementary quotations have to be proven by the contractor in a complete manner upon prior demand to improve by the engineer. This has to be done within 20 working days after receipt of mail. If this timelimit is exceeded, builder and/or his engineer shall fix prices in their own fair judgement.

         After submission of final accounts, supplementary claims are not permitted, unless contractor is not to be held responsible for failure to assert such claims in time. Contractor has to prove this.

21       PASSING OF RISK

         With effect from the date of the delivery record (Schedule 5, page 5) the risk of accidental loss or accidental deterioration of the work passes to the engineer/builder.

22       LIABILITY


22.1 Contractor is liable as provided by law. This includes liability for negligence of his vicarious agents. This liability also applies to damages caused during contractual work. The builder is to be indemnified against claims for damages by any third party, which may arise during execution of the contractual work, he is also to be indemnified against disadvantages, which may accrue to builder from any release from liability of a subcontractor. In case of doubt, contractor has to prove that he is not at fault.

22.2 Contractor is liable for any and all claims by third parties on account of infringements of property rights committed in connection with his work. He holds the builder harmless against any such claims, unless the acts, which lead to such infringement, were prescribed by the builder.

22.3 Contractor's liability is not limited or reduced by the fact, that the liability insurance held by him or the builder's and assembler's liability insurance held by the builder, as provided under item 24, does not cover the damage or does so only in part.

22.4 Liability of builder and builder's vicarious agents for slight negligence is excluded.

23       WARRANTY

         Faulty work (e.g. damages in sheathing or subsidence) are subject to warranty, even before acceptance.

23.1 Contractor warrant, that all supplies and services made and rendered by him, his subsuppliers or subcontractors, are completely free from any defects. He particularly warrants faultless constructional [illegible], professional selection and processing of the materials and supplies used by him, and durable workmanship and construction, as appropriate for the material involved, according to the latest state of the art. Long-term fulfilment of specified characteristics, performance and quality data is warranted

23.2 Defects occurring within a period of three years after acceptance (record date as provided under item 17.1) are to be remedied by contractor at his expense, immediately after the complaint was made. Remedy is to be performed , at builder's option, by subsequent improvement, supply or exchange. Contractor has to bear all costs incurred in connection with the assessment and remedy of the defect, including all additional services, even if such services have not been performed by contractor.

23.3 If contractor delays performance of remedying defects or if safety interests or operational circumstances of the builder/operator require immediate action, then builder may take measures for immediate elimination of the defect, also by a third party, at contractor's expense. Parts exchanged in the course of such actions are placed at contractor's disposal, after examination by the builder. As for the rest, he shall receive a report on the defects. In case of delays, builder may, besides replacement, also demand a price reduction or indemnity for damages.

23.4 Should any defects occur, the nature of which prevents rectification, or which recur continuously for reasons of systematic, then builder is, in addition to the entitlements under item 23.2 and 23.3, also entitled to demand a price reduction or indemnity for damages

23.5 Above warranty applies to the entire scope of supply and performance, including all supplementary supplies and supplementary performances. It extends in particularly to the freedom of the gas line from any defects in sheathing and freedom from electric contacts, which are detrimental to the functioning of the cathodic protection system. Should defects of this kind occur, costs for corrections and re-adjustments of the corrosion protection equipment, elimination of contacts and possible compensation for field damages are to be borne by the contractor as well.

23.6 As long as type and cause of a defect are under discussion, before a written complaint is filed, running of the warranty period under item
         23.2 is suspended. The written complaint interrupts running of the warranty period.

23.7 Items 23.2 to 23.6 also apply to cases of lack of warranted characteristics.

23.8 Fault clearance work may only be performed upon prior approval by the engineer and the operator.

24       INSURANCES

24.1 Contractor is obliged to maintain, at his expense, a manufacturer's liability insurance for bodily injury, property damages and pecuniary losses, with inclusion of damages to water/other environmental damages. Flat-rate cover has to amount to 5,000,000 DM, when the building project involves parallel routing with other utility lines, and/or 10,000,00 DM for each claim, if drinking water protection areas or water extraction areas are touched by the route. Insurance protection has to begin in due time prior to the start of work and may only end after complete acceptance of the entire building project by the builder. Its existence has to be proven upon submission of the quotation. It may neither be reduced nor terminated [illegible] expiry, without prior notification to the builder. Insurance cover has to be reinstated for work performed under warranty.

24.2 Builder shall conclude a transport, builder's and assembler's insurance, which includes contractor's risk. Contractor may request a copy of valid terms and conditions of the current insurance contract through the engineer (standard form: refer to Schedule 3).

         Claims on the contractor's side, which are to be indemnified by the transport, builder's and assembler's insurance, have to be reported to the engineer in writing within [illegible]. This report has to include a detailed description. It has to be complemented by two complete sets of copies for the builder and the insurance.

25       PROVISION OF SECURITY

         To secure his contractual rights, builder shall retain as security 5 % of each invoiced amount until the end of the warranty period plus a supplementary period of 3 months.

         This security may be replaced by an absolute guarantee of a big German bank or, provided the builder agrees, by an absolute guarantee of the Group. The guarantee is not to be subjected to the condition, that payments by the builder have to be effected to accounts held by the contractor with the guaranteeing institute.

         The guarantee has to be designed in such a way, that it is payable upon first demand, and that it only expires upon release by the builder.

         Builder may call upon the security any time. He has to notify contractor and give reasons for this.

26       Exclusion of assignment

         Assignment of contractor's claims against the builder accruing from this order is not allowed, with the exception of assignments to contractor's suppliers granted within the realm of the building project for securing unavoidable trade credits. Under no circumstance may above claims be made the object of overall assignments.

27       TERMINATION WITHOUT NOTICE

         Builder may terminate the agreement without notice, if contractor ceases payments, if insolvency proceedings are instituted with regard to his property of if an application for institution of such proceeding is filed, or if his claims against builder are seized or attached in full or in part.

CONFIDENTIAL TREATMENT

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

Note by the translator: this text is barely legible!

GENERAL PURCHASING CONDITIONS
(October 1993 Version)

1.       Scope

         The General Purchasing Conditions shown below apply, unless and to the extent as otherwise agreed, to all our orders for delivery of goods and/or provision of services.

2.       Acceptance of an order

         The "order acceptance form" included with our order has to be signed and returned to us within 8 days. Subject to the regulations in section 3, the contract shall only be considered as concluded, after we are in possession of the "order acceptance form" signed by the supplier (contractor). By signing the "order acceptance form", supplier (contractor) acknowledges our General Purchasing Conditions. Changes or amendments which deviate from the content of our order, shall only be effective after we have confirmed them in writing. Delivery or performance conditions of the supplier or contractor shall not place us under any obligation, even of we do not protest against such conditions. If the supplier (contractor) executes the order, although we did not receive the "order acceptance form" within the term mentioned in section 1, execution of the order shall be construed as acknowledgement of our General Purchasing Conditions.

3.       Terms and deadlines

         The agreed deadlines for delivery and performance have to be strictly observed. If the supplier/contractor realises, that he will be unable to comply with the deadline for delivery/performance, he shall advise us immediately, so that we can make appropriate arrangements in time.

4.       Shipping documents

         Shipping documents have to be sent to our Department [illegible] in ?fold, immediately after the respective shipment was cleared. In addition to that, the shipment has to be accompanied by a packing list in [illegible] Date and number of the order, item number and allocation to an account have to be indicated in the shipping papers.

5.       Invoicing and payment

         Invoices have to be submitted to us immediately after delivery or performance was made. They have to be issued for each order separately and have to be provided with indication of order date, order number, number of the ordered item, and disposition number of the order. Invoices must not be included with shipments. Settlement shall be made by means of payment at our option. This includes bills of exchange. When paying with bills of exchange, we shall reimburse reasonable discounting expenses on the basis of the discount rate set by the Deutsche Bundesbank, expenses to be calculated on the basis of the status, which was in effect on the day of handing over the bill of exchange. In case of payment within two weeks after delivery and receipt of the invoice by us, we shall be entitled to deduct a discount of 2% from the invoiced amount.

6.       Assignment of claims

         Supplier (contractor) is not authorised to assign his claims against us in full or in part or to have them collected by any third party, without our prior approval, which we shall not withhold without important reason.

7.       Warranty

         The supplier (contractor) has to remedy defects in his delivery or performance without delay and at his expense (subsequent improvement); the limitation period shall be one year from the time of passing of the risk. We may demand rescission of sale or reduction of the price, in place of subsequent improvement, or, in case of purchase by description, we may also demand delivery of replacements free of charge. In case of contracts for work and performances, we may assert these rights, when contractor refuses to perform subsequent improvements, if this is impossible for him, or if he is in delay with the subsequent improvement. In urgent cases, or in case of delay by the supplier (contractor), we may remedy the defect either ourselves or have them remedied, at supplier's (contractor's) expense and without setting any further timelimit. If the supplier (contractor) delays remedying the defect, we may withdraw from the contract or claim damages for non-performance. When the supplier (contractor) remedies defects, the warranty period shall be prolonged by that period of time which elapsed between complaint and acceptance of repairs. Above provisions shall apply mutates mutants to deliveries of replacements or subsequent improvements.

8.       LIABILITY

         Supplier (contractor) shall also be liable for his vicarious agents, when these caused the damage on the occasion of performance. He waives the possibilities of discharge under Section [illegible] BGB.

9.       Withdrawal

         If a change in the conditions, which were decisive for concluding the contract, occur without our fault, and if this occurs before performance of the contract, we shall be entitled to demand performance of the contract under different terms, or to withdraw from the contract in full or in part.

10.      Data processing

         We are authorised to process personal data in the sense of the Federal Data Protection Act, as far as this is required for execution of the contract.

11.      Place of performance

         Place of performance for any and all deliveries or performances by supplier (contractor) is the place of destination, which we indicate in each case. Place of performance for payments is Essen.

12.      Place of jurisdiction

         Place of jurisdiction for merchants who have been entered in the trade register is Essen.

13.      Applicable law

         Applicable law for relations between ourselves and supplier (contractor) is the law of the Federal Republic of Germany. The United Nations Convention on Contracts for the International Sale of Goods
         (CISG) shall not be applied.

CONFIDENTIAL TREATMENT

                                   MEMORANDUM
      AD NO. 1.1.4 AND 3.5.4 OF THE LWL-AGREEMENT DATED SEPTEMBER 24, 1997.

With respect to the free provision of LWL-fibres to gas supplying companies, the pipeline routes of which are to be used, as provided by the LWL-Agreement, the parties to the LWL-Agreement agree as follows:

When utilising LWL-fibres, which were made available free of charge, for telecommunication purposes outside the realm of the gas business, the provisions on special adjustments of user fees under No. 3.5.1 and 2 shall be applied accordingly. In view of the fact that HER does not know the agreement between ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## and the gas supplying companies, this provision shall apply independently of the question, whether and to what extent ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall or shall be able to make the gas supplying companies bear a share of costs for the setting up of the route in case of its use for telecommunication purposes outside the realm of the gas business.

Hoeilaart, September 24, 1997                      Hoeilaart, September 24 1997

Signature illegible                                Signature illegible
Hermes Europe Railtel B.V.                         ##MATERIAL OMITTED AND
                                                   SEPARATELY FILED UNDER A
                                                   REQUEST FOR CONFIDENTIAL
                                                   TREATMENT##

CONFIDENTIAL TREATMENT

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

                                                       Date: September 24, 1997

LWL-AGREEMENT DATED SEPTEMBER 24, 1997

Dear Sir or Madam,

This is to advise you that our shareholders on their meeting, agreed to the conclusion of the LWL-contract dated September 24, 1997 and that the reservation to this effect under No. 7.14 of the agreement has thus been lifted by us.

CONFIDENTIAL TREATMENT

                                    Contract

                                     between

                     ##MATERIAL OMITTED AND SEPARATELY FILED
                  UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

and

                    the gas supplying companies listed below:

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

                                                       - called GVU hereafter -

                      the following agreement is concluded:

CONFIDENTIAL TREATMENT

                                    PREAMBLE

The GVU intend to modernise existing technical facilities along their gas pipelines and to extend their capacity at this occasion in such a manner, that they may also be used for public telecommunication services, for example by letting lines to telecommunication companies. The intend furthermore, to equip future crossings with ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##-property with additional fibre optic cables and cable ducts for telecommunication purposes. They are of the opinion, that property owners have to tolerate set-up, operation and renovation of telecommunication lines under the provisions of Section 57 Paragraph 1 No. 1 TKG (Telecommunication Law).

According to the GVU's opinion, this right also includes the right to adjust and amend their technical facilities crossing railway property accordingly. They are of the opinion that, under the provisions of Section 57 Paragraph 2 TKG, the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## has to tolerate the modification and amendment of crossings without remuneration. Only expenses incurred for handling applications for modifying crossings were to be reimbursed on the grounds of the contracts on railway crossings, which were concluded on the basis of rules and regulations for railway crossings, by payment of a lump sum not higher than 377.50 DM per crossing.

The GVU finally hold, that a free right of use may also be derived from regulations under general law, such as competition law, antitrust law and others.

In opposition to that, the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## is of the opinion that Section 57 TKG - if at all - only applies to the lines or facilities, which were in existence at the time when the law became effective, and that only these facilities may be used for telecommunication purposes. Consequently, later technical modifications or enhancements for telecommunication purposes would not fall under the scope of
Section 57 TKG so that the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## were under no obligation to tolerate such impact on their properties. Consequently, the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## is of the opinion, that an appropriate fee is payable for the right to use property of the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL CONFIDENTIAL TREATMENT

TREATMENT##. The ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## holds, that payment of an amount of not less than DM 8,200.00 per crossing is appropriate for expenses incurred and as fee for the right of utilisation (3,200.00 DM administration expenses, 5,000.00 DM user fees).

Agreement on these differing legal viewpoints is not obtainable; thus, the following understanding is concluded:

CONFIDENTIAL TREATMENT

                                    SECTION 1

     Use of Property of the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A
                      REQUEST FOR CONFIDENTIAL TREATMENT##

1. Maintaining their respective legal viewpoints, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## and GVU agree that the signatory GVUs are entitled to equip existing crossings between their gas pipelines and ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## property with additional fibre optic cables and cable ducts for telecommunication purposes and to use them accordingly for the provision of telecommunication services to the general public. Longitudinal routings up to a length of 300 Metres shall also be considered as crossings. Embedding of optic fibre cables and cables ducts along longitudinal routes longer than that requires a separate agreement with ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.

2. The GVU concerned in each instance shall submit appropriate applications to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## undertakes to process these applications by the GVU within an appropriate period of time. Facilities earmarked for telecommunication purposes are also subject to the technical specifications of the rules and regulations for railway crossings.

                                    SECTION 2

                                      Fees

1. Maintaining their respective legal viewpoints, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## and GVU agree that GVU shall pay a preliminary amount of DM 8,200.00 per crossing to the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, until a final decision of a possible legal dispute under Section 3 or any other mutually agreed clarification is found.

2. This amount does not include construction costs, costs for securing measures etc. which may be incurred by the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.

CONFIDENTIAL TREATMENT

3. All amounts are understood net, plus statutory value-added tax.

                                   SECTION 3

                                  Legal dispute

For the event, that GVU or ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## wish to enforce their legal viewpoints in court, the following shall apply:

1. A lawsuit shall be conduced by way of test case for a minimum of ten crossings.

2. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## and GVU undertake to accept a final court decision in appeal proceedings, which shall be passed on the matter in dispute in this test case in favour of or against ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## and the GVU signing this agreement, for all corresponding crossings.

3. Parties will set up their statement of facts in such a manner, that the court will decide the facts in dispute, which are described in the preamble, on the basis of the actual conditions, which existed before this agreement was concluded.

         Should the courts pass a final decision that ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## is under no obligation to allow the GVUs joint use of railway property for telecommunication purposes other than operational purposes, then the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall submit to the GVUs a contractual offer for joint use of railway property against payment of a fee, which allows unlimited use of the telecommunication lines. Fees and other conditions shall be free from any discrimination in relation a comparable uses for telecommunication purposes; uses by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##and their subsidiary and holding enterprises including

CONFIDENTIAL TREATMENT

         ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, shall not be taken into consideration for this.

         Until that time, when such a contractual offer shall be submitted, and for an appropriate period of time after that, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall permit continued used of the embedded LWL-cables and cables ducts and shall not interrupt operation of the cables.

4. For the case of a legal dispute, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## reserves the right to claim fees other than those agreed under Section 2.

5. Parties agree that the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## is actively legitimated for the GVUs signing this contract. As far as no crossings held by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## herself, are concerned, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## shall safeguard the rights and duties of the GVU concerned as representative of that GVU.

6. It is agreed, that Frankfurt/M. shall be place of jurisdiction for lawsuits under this agreement.

7. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## and the GVUs agree, that the amounts to be claimed or claimed back for the crossings concerned, after a final judgement was passed, shall bear 5% interest per annum. The handling fee of the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## for modifications of existing crossings in the amount of 377.50 DM shall not be paid back under any circumstances.

CONFIDENTIAL TREATMENT

                                    SECTION 4

                                  Final rulings

1. This agreement shall become effective for each signatory GVU at that point of time, when the GVU signs the agreement.

2. Contracting parties may terminate the agreement with three months notice to the end of a calendar year, for the first time December 31, 1999. This shall apply to telecommunication lines to be newly embedded for the first time after that point of time.

3. Amendments of and/or supplements to this agreement have to be in writing. The same applies to revocation of the requirement of writing.

4. Should a provision of the agreement be or become invalid or unenforceable, validity of the remaining agreement shall remain unaffected. Parties shall agree a provision to replace the invalid or unenforceable provision, which, under economic aspects, comes as close as possible to the invalid or unenforceable provision.

Frankfurt/Main, July 23, 1997               Essen, July 30, 1997

Signatures illegible                        Signatures illegible

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##